PAINEWEBBER P A C E-SM-
Personalized Asset Consulting and Evaluation

                               Going The
                               Distance
                               To Meet Your
                               Financial Needs

                                 Semiannual Report
                                 January 31, 2000

This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

PAINEWEBBER P A C E

TABLE OF CONTENTS

-----------------------------------------------------------

Introduction.................................             1

PACE Money Market Investments................             2

PACE Government Securities Fixed Income
 Investments.................................             4

PACE Intermediate Fixed Income Investments...             6

PACE Strategic Fixed Income Investments......             8

PACE Municipal Fixed Income Investments......            10

PACE Global Fixed Income Investments.........            12

PACE Large Company Value Equity
 Investments.................................            14

PACE Large Company Growth Equity
 Investments.................................            16

PACE Small/Medium Company Value Equity
 Investments.................................            18

PACE Small/Medium Company Growth Equity
 Investments.................................            21

PACE International Equity Investments........            23

PACE International Emerging Markets Equity
 Investments.................................            25
-----------------------------------------------------------

      THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

PAINEWEBBER PACE SEMIANNUAL REPORT                              JANUARY 31, 2000

INTRODUCTION

DEAR PAINEWEBBER PACE-SM- SHAREHOLDER,

  We are pleased to present you with the semiannual report for the PACE Portfolios, comprising the PaineWebber PACE Select Advisors Trust.

  In this report you will find summaries of the performance of each PACE Portfolio and comments from each of the investment advisers covering events since the annual report for July 31, 1999. Please note that the opinions of the advisers do not necessarily represent those of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

  We are pleased with the overall performance of the PACE Portfolios over the past fiscal period. We recognize the far-ranging needs of today's investors and the importance of well-planned, well-diversified portfolios. To meet these needs, the PACE Portfolios offer a wide choice of actively managed Portfolios that allow you to take advantage of investment opportunities as they arise.

  We appreciate the opportunity to help you achieve your financial goals. If you have any questions about the PaineWebber PACE Program or about PACE Select Advisors Trust, please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                               /s/ Bruce A. Bursey
MARGO ALEXANDER                                   BRUCE A. BURSEY
Chairman and Chief Executive Officer              Senior Vice President
Mitchell Hutchins Asset Management Inc.           Managed Accounts Consulting Services
                                                  PaineWebber Incorporated

  This letter is intended to assist shareholders in understanding how the portfolios performed during the six-month period ended January 31, 2000 and reflects both our views and the sub-advisers' views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

PACE MONEY MARKET INVESTMENTS

ADVISER: Mitchell Hutchins Asset Management Inc.
PORTFOLIO MANAGER: Susan Ryan
OBJECTIVE: Current income consistent with preservation of capital and liquidity INVESTMENT PROCESS: The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
-------------------------------------------------------------------------------------------------
With PACE program fee DEG.                       1.79%   3.33%    3.55%            3.56%
Without PACE program fee                         2.55%   4.89%    5.12%            5.12%
90-Day U.S. T-Bill                               2.51%   4.82%    4.94%            5.02%
Lipper Median                                    2.46%   4.66%    4.88%            4.92%
-------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Money Market Investments versus the benchmark 90-Day U.S. T-bill and the Lipper Money Market Funds Median. It is important to note that PACE Money Market Investments is a professionally managed portfolio while the benchmark is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Interest rates remained under pressure during the period, as the economy continued to expand more briskly than anticipated. Economic activity showed no signs of abating, and the Federal Reserve (the "Fed") twice raised the Fed Funds rate by 25 basis points ("bps"; a basis point equals one one-hundredth of one percent). Combined with a 25 bps increase earlier in 1999, the two rate increases during the period completed the reversal of the 75 bps reduction engineered in 1998 to combat the global financial crisis. By period-end, the 30-year Treasury bond's yield had increased to 6.49%, a two-year high. At the same time, short-term rates rose significantly, with 90-day T-bills moving from a yield equivalent of 4.78% at the beginning of the period to a yield of 5.69% at its close.

  With the Y2K issue well behind us we can focus on more than just the need for liquidity. Going forward, we intend to structure the Portfolio to balance its goals of current income and liquidity. We expect to keep the Portfolio's average maturity at or slightly below its peer group in anticipation of higher rates.

  At its most recent Open Market Committee meeting in February the Fed again raised rates by 25 bps, raising the Federal Funds rate to 5.75%. We expect an active Fed and rising rates across the yield curve in the first half of 2000.

We look for moderating economic growth in the second half of the year, and believe interest rates will stabilize in response to current growth and the absence of real inflationary pressure. As always, we intend to maintain the Portfolio's emphasis on liquidity, high credit quality and portfolio diversity.

PORTFOLIO COMPOSITION*
---------------------------------------------------------
Commercial Paper                                     70.2%
Bank Obligations                                     10.8
U.S. Treasurys/Agencies                               9.4
Corporate & MTNs                                      6.9
Mutual Funds                                          2.7
---------------------------------------------------------
Total                                               100.0

TOP 10 COMMERCIAL PAPER HOLDINGS*              % PORTFOLIO   S&P RATING
-----------------------------------------------------------------------
Household Finance Corp.                            4.9%         A1/P1
Woodstreet Funding Corp.                           4.9         A1+/P1
Falcon Asset Securitization Corp.                  4.9          A1/P1
United Parcel Service                              4.7          A1/P1
J.P. Morgan & Co., Inc.                            4.5         A1+/P1
Enterprise Funding Corp.                           3.8         A1+/P1
Preferred Receivables Funding Corp.                3.6         A1+/P1
Southern Co.                                       3.6         A1+/P1
Emerson Electric Co.                               3.3         A1+/P1
Block Financial Corp.                              3.3         A1+/P1
-----------------------------------------------------------------------
Total                                             41.2

CHARACTERISTICS*
------------------------------------------------------
Net Assets ($mm)                                $59.1
# of Issuers (excl Govts and Money Market
 Funds)                                          35
Weighted Average Maturity                      35 days
------------------------------------------------------

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: Scott Mather
OBJECTIVE: Current income
INVESTMENT PROCESS: The Portfolio invests primarily in U.S. government and agency securities of varying maturities, as well as mortgage-backed securities. The Portfolio's dollar-weighted average duration ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest-rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS      1 YEAR      3 YEARS  SINCE INCEPTION 8/24/95
---------------------------------------------------------------------------------------------------------
With PACE program fee DEG.                       0.39%           -1.70%   3.55%            4.08%
Without PACE program fee                         1.14%           -0.21%   5.12%            5.65%
Lehman Brothers Mortgage Backed Securities
 Index                                           1.12%            0.26%   5.48%            6.09%
Lipper Median                                    0.22%           -2.58%   4.51%            4.75%
---------------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index and the Lipper Intermediate U.S. Government Funds Median. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Above-index duration, or the Portfolio's sensitivity to interest rate changes, was a negative for performance as rates rose by as much as 111 basis points during the period. (A basis point equals 1/100th of one percent.) As rates rose and prepayment concerns diminished, we migrated to higher-coupon mortgages. This added to performance because the average coupon increased and because higher-coupon mortgages performed better than lower-coupon mortgages. Limited exposure to yield enhancing collateralized mortgage obligations (CMOs) added to returns, as did the use of relatively high-yielding adjustable rate mortgages
(ARMs).

  Growth is likely to slow modestly as higher mortgage rates make it more expensive for consumers to liquidate the equity in their homes. Although the employment cost index came in higher than expected, these costs probably will not be passed on to consumers in the form of accelerating inflation, because firms lack pricing power and productivity is increasing. In addition, the Federal Reserve may raise interest rates at least once more during the first half of 2000 to ensure that inflation is contained.

  The outlook for mortgages is favorable, given historically attractive yield premiums relative to Treasurys and reduced prepayment risk due to higher mortgage rates. We intend to target Portfolio duration near the benchmark, as rates are expected to remain within our secular range. To take advantage of value across the yield curve we expect to hold a broader selection of maturities than the benchmark. We will continue to emphasize highly liquid pass-through mortgages and seek to enhance the yield of the Portfolio by adding higher-coupon issues. We plan to maintain exposure to well-structured CMOs in order to capture relatively high yield premiums and we will continue to use ARMs as higher-yielding alternatives to other short-term holdings. Finally, we intend to hold real return bonds, which offer compelling value with real yields now over four percent.

CHARACTERISTICS*                               PORTFOLIO     INDEX
--------------------------------------------------------------------
Duration                                          4.6yrs    4.4yrs
Maturity                                          6.6yrs    7.6yrs
Average Coupon                                    5.8%      6.8%
Average Yield to Maturity                         7.4%      7.8%
Average Quality                                   AAA       AAA
Net Assets ($mm)                               $199.9        --
Number of Securities                              182        --
Cash Equivalents                                  0.7%       --
Bonds                                            99.3%       --
--------------------------------------------------------------------

ASSET ALLOCATION*                              PORTFOLIO     INDEX
--------------------------------------------------------------------
Agency Mortgage Pass-Throughs                    58.6%      100%
Collateralized Mortgages                         27.7        --
U.S. Government & Agency                          8.2        --
Agency Backed                                     2.8        --
Corporate Obligations                             1.4        --
Cash Equivalents                                  0.7        --
Asset Backed                                      0.3        --
Stripped Mortgage Backed                          0.3        --
--------------------------------------------------------------------
Total                                           100.0       100

-------------
* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

ADVISER: Pacific Income Advisers, Inc.
PORTFOLIO MANAGER: Lloyd McAdams
OBJECTIVE: Current income consistent with reasonable stability of principal INVESTMENT PROCESS: The Portfolio invests primarily in U.S. and foreign government and corporate bonds and bonds that are backed by mortgages or other assets. The Portfolio limits its investments to investment grade bonds. The Portfolio's dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between two and four and one-half years. The adviser focuses on anticipating yield curve shifts and actively rotating among fixed income sectors based on its assessment of the risks and reward of each sector. Pacific Income Advisers uses a proprietary risk-adjustment model to identify undervalued securities.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
-------------------------------------------------------------------------------------------------
With PACE program fee DEG.                      -0.36%   -2.49%   3.02%            3.21%
Without PACE program fee                         0.39%   -1.01%   4.57%            4.77%
Lehman Brothers Intermediate-Term
 Government/Corporate Bond Index                 0.70%   -0.53%   5.23%            5.54%
Lipper Median                                    0.70%   -0.21%   4.57%            4.99%
-------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Median. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio benefited from its duration positioning at various times during the six-month period ended January 31, 2000, as well as from its overweighting in mortgage-backed securities and BBB-rated corporate bonds. During the period, the Portfolio underperformed the Lipper median because of the Portfolio's generally longer duration in a period when interest rates dramatically increased.

  The Federal Reserve increased the Federal Funds rate twice during the period in an attempt to correct perceived imbalances in the economy. Continuing strong economic growth and the higher bond yields needed to attract capital from the stock market are likely to pressure bonds over the near term. The 10-year yield increased by 76 basis points for the six months ended January 2000, while the two-to-ten year spread narrowed by 21 basis points for the period after widening to as much as 37 basis points in August of 1999. (A basis point equals 1/100th of one percent.) Yield spreads on mortgage-backed securities narrowed during the period, causing them to post solid gains as volatility and issuance declined. (The "spread" is the extra income or yield that corporate and mortgage securities must offer over Treasurys, to compensate for the greater risk of such securities.) The corporate sector posted mixed results with BBB-rated securities outperforming the rest of the corporate market for the period.

  During the fourth quarter of 1999, we kept the duration of the Portfolio close to its benchmark as the tug-of-war between fast economic growth and low inflation intensified, increasing the uncertainty about the short-term direction of interest rates. Following the increase in rates in December 1999, we moved the core portfolio duration to 0.3 years longer than the benchmark at the beginning of January, believing that the upside potential in extending duration had increased. We maintained our overweighting in spread sectors, as they remain attractive on a risk-adjusted basis. We expect to continue adding corporate positions selectively, since we believe pockets of opportunity still exist in the corporate market. At the same time, we believe that the risk of corporate downgrades has increased, which motivates our selective approach.

CHARACTERISTICS*                               PORTFOLIO      INDEX
---------------------------------------------------------------------
Duration                                          3.7yrs      3.4yrs
Maturity                                          5.4yrs      4.3yrs
Average Coupon                                    6.6%        6.5%
Average Yield to Maturity                         7.4%        7.1%
Net Assets ($mm)                               $139.8          --
Number of Securities                              144          --
Bonds                                            99.8%         --
Cash & Cash Equivalents                           0.2%         --
---------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO      INDEX
---------------------------------------------------------------------
Cash & Equivalents                                0.2%         --
U.S. Government & Gov't Agencies                 42.4        66.5%
AAA                                              12.7         2.6
AA                                                3.1         6.9
A                                                25.5        14.5
BBB                                              16.1         9.5
---------------------------------------------------------------------
Total                                           100.0       100.0

ASSET ALLOCATION*                              PORTFOLIO      INDEX
---------------------------------------------------------------------
Cash & Equivalents                                0.2%         --
U.S. Governments                                 31.9        48.8%
Government Agencies                              10.5        17.7
Mortgage-Backed                                  11.5          --
Asset-Backed                                      7.0          --
Corporate Inv. Grade                             38.9        33.5
---------------------------------------------------------------------
Total                                           100.0       100.0

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE STRATEGIC FIXED INCOME INVESTMENTS

ADVISER: Pacific Investment Management Company (PIMCO)
PORTFOLIO MANAGER: William Powers
OBJECTIVE: Total return consisting of income and capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in investment grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and eight years. PIMCO invests in those areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR  3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee DEG.                      -0.70%   -5.25%   3.19%             4.72%
Without PACE program fee                         0.05%   -3.82%   4.75%             6.30%
Lehman Brothers Government/
 Corporate Bond Index                            0.38%   -2.87%   5.49%             5.72%
Lipper Median                                    0.27%   -2.34%   4.62%             4.97%
--------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Median. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio's above-benchmark duration, or sensitivity to interest rate changes, detracted from performance during the period as interest rates rose as much as 111 basis points. (A basis point equals 1/100th of one percent.) The emphasis on mortgages helped returns as spreads narrowed due to reduced prepayment risks resulting from rising rates. The Portfolio's underweighting in high-grade corporates hurt returns as corporates outperformed Treasurys during the period. Limited holdings of high-quality, emerging-market bonds were a strong positive due to their relatively high yields and increasing global economic stability. A conservative allocation to below-investment-grade bonds (8.4%)* was a positive, as concerns about rising default rates abated.

  We believe growth will slow modestly as higher mortgage rates make it more expensive for consumers to liquidate the equity in their homes. Although the employment cost index came in higher than expected, these costs probably will not be passed on to consumers in the form of accelerating inflation, because firms lack pricing power and productivity is increasing. In addition, the Federal Reserve is likely to raise interest rates at least once more during the first half of 2000 to ensure that inflation is contained.

  We intend to target duration slightly below the benchmark, given that rates may increase. We expect to begin shifting our focus away from intermediate maturities by selling mortgages and Treasurys, and to migrate towards a barbell structure to take advantage of the inverted yield curve. We expect the inversion in the yield curve to continue

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

for some time due to supply and demand dynamics. However, yield-capture strategies may continue to dominate. Hence, we probably will continue to write options to generate income and favor securities with embedded option premiums, such as callable bonds.

  Although we still feel that refinancing risk remains low, we intend to modestly reduce our overweighting in mortgages to take advantage of the inverted yield curve. At the same time, we plan to retain our underweighting of investment-grade corporates. We think corporate bonds could suffer adverse price performance if earnings erode due to declining profit margins. Our strategy is to trim holdings of below-investment grade bonds, focusing on high-quality names amid concerns about rising default rates. We expect to maintain a modest position in top-tier emerging markets, which could benefit from improving growth prospects.

CHARACTERISTICS*                               PORTFOLIO     INDEX
--------------------------------------------------------------------
Duration                                         5.84yrs    5.84yrs
Maturity                                         9.52yrs    9.67yrs
Average Coupon                                   6.16%      6.77%
Average Yield to Maturity                        7.47%      7.19%
Net Assets ($mm)                               $229.5         --
Bonds                                            94.8%        --
Cash & Equivalents                                5.2%        --
--------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO     INDEX
--------------------------------------------------------------------
AAA                                              65.1%        69%
AA                                                5.2          6
A                                                13.2         15
BBB                                               8.1         10
BB & B                                            8.4          0
--------------------------------------------------------------------
Total                                           100.0        100

SECTOR ALLOCATION*                             PORTFOLIO     INDEX
--------------------------------------------------------------------
Mortgage/Asset Backed                            35.9%        --
Corporate Bonds                                  28.0         34%
U.S. Government/Agency                           27.8         66
Cash & Cash Equivalents                           5.2         --
Emerging Markets                                  3.1         --
--------------------------------------------------------------------
Total                                           100.0        100

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

ADVISER: Deutsche Asset Management, Inc.
PORTFOLIO MANAGER: David Baldt
OBJECTIVE: High current income exempt from federal income tax
INVESTMENT PROCESS: The Portfolio invests substantially all of its assets in investment grade municipal bonds of varying maturities. These are bonds and similar securities that are exempt from federal income tax. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between three and seven years. Deutsche Asset Management employs an issue-oriented relative value municipal bond investment discipline in deciding which bonds to buy or sell for the Portfolio. It believes that the municipal market is highly inefficient and fragmented, offering opportunities to purchase high-quality bonds at attractive prices.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR  3 YEARS    SINCE INCEPTION 8/24/95
---------------------------------------------------------------------------------------------------
With PACE program fee DEG.                      -3.09%   -5.07%   1.41%              2.78%
Without PACE program fee                        -2.36%   -3.63%   2.94%              4.33%
Lehman Brothers Municipal Five-Year Index        0.29%   -0.36%   4.15%              4.39%
Lipper Median                                   -1.06%   -3.12%   3.49%              4.08%
---------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index and the Lipper Intermediate Municipal Debt Funds Median. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  Through the end of 1999 and beginning of 2000, the bond market experienced one of the worst years in history. A strong U.S. economy and rising energy prices caused investors to fear the possible effects of inflation, leading to a sell-off in the bond market. The Federal Reserve raised short-term interest rates three times in 1999, citing tight labor markets and inflated asset prices, even though inflation remained below 3%. This combination of rising rates and low inflation led to volatility in all fixed income markets.

  Rising interest rates had a dampening effect on the municipal market pushing up yields. In addition, reduced supply and low activity among institutional buyers hampered the municipal market. The rising interest rate environment reduced the supply of new bonds. In periods of rising rates, municipalities do not refinance older debt since they cannot obtain lower interest rates in the market.

  Institutional investors did not generate their usual level of buying and selling activity because of declining profitability among property and casualty insurance companies, bond fund outflows, increasing yields in the corporate bond market and year-end, tax-loss selling. Insurance companies comprise nearly half of the institutional market; their reduced activity therefore significantly affected the overall municipal market. The volatility in the bond market caused investors to move to other asset classes--leading to less cash for mutual funds to invest. Many institutional buyers purchased corporate bonds, mostly in the third quarter of 1999, as many companies sought to issue their debt before Y2K--causing a momentary glut in supply and reduced corporate bond prices. Finally, bond investors sold positions, especially in the fourth quarter, to book tax losses before year-end to offset equity gains.

  In our view, municipal bonds remained cheap compared to other fixed income securities through the period. Municipal bond yields relative to Treasury bond yields remained significantly above historical norms. The 30-year AA municipal bond yield relative to a 30-year Treasury yield hovered between 92% to 98% for the six-month period ended January 31, 2000. This historical relationship has been between 82% to 84%.

  The Portfolio underperformed the Index due to the extended duration of the Portfolio, which hurt performance as bond yields increased rapidly during the period. The Portfolio's duration was extended to capture the value at the longer end of the yield curve, as municipals remained undervalued relative to Treasurys. The Portfolio benefited from the large concentration of prerefunded/escrowed to maturity (ETM) and federal agency backed housing issues, as the higher coupons provided cushioning against price declines. The Portfolio currently has emphasis on high credit quality issues, as we feel that investors are not rewarded for purchasing lower-rated issues. We still think short and intermediate maturities represent better value on the yield curve. Duration of the Portfolio has been shortened.

CHARACTERISTICS*
-------------------------------------------------------
Duration                                          5.5yrs
Maturity                                          7.5yrs
Average Coupon                                    6.0%
Net Assets ($mm)                                $55.0
Bonds                                            95.8%
Cash & Equivalents                                4.2%
-------------------------------------------------------

TOP 5 SECTORS*                              TOP 5 STATES*
-------------------------------------------------------------------------
Insured                          28.9%      Texas                    11.4%
Federal Agency Backed            21.7       California               11.1
ETM Pre-Refunded                 17.5       Pennsylvania             10.5
Corporate Supported              11.2       Indiana                   6.6
Housing                          10.9       Illinois                  4.7
-------------------------------------------------------------------------
Total                            90.2       Total                    44.3

QUALITY DIVERSIFICATION*
-------------------------------------------------------
Government                                        0.6%
AAA                                              53.7
AA                                               22.3
A                                                16.2
BBB                                               1.1
Other/Not Rated                                   6.1
-------------------------------------------------------
Total                                           100.0

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE GLOBAL FIXED INCOME INVESTMENTS

ADVISER: Rogge Global Partners plc
PORTFOLIO MANAGER: Team led by Olaf Rogge
OBJECTIVE: High total return
INVESTMENT PROCESS: The adviser believes that financially healthy countries produce the highest bond and currency returns over time. The Portfolio invests primarily in high-grade bonds of governmental and private issuers in the U.S. and developed foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) ranges between four and eight years. The adviser uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon. An optimization model helps determine country, currency and duration positions.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR   3 YEARS    SINCE INCEPTION 8/24/95
----------------------------------------------------------------------------------------------------
With PACE program fee DEG.                      -5.76%   -12.85%   1.13%              2.08%
Without PACE program fee                        -5.05%   -11.53%   2.66%              3.62%
Salomon Smith Barney World Government Bond
 Index                                          -1.48%    -5.44%   3.62%              3.83%
Lipper Median                                   -2.03%    -5.91%   1.93%              4.00%
----------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Global Fixed Income Investments versus the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Funds Median. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed its benchmark for the six months ended
January 31, 2000, largely due to our large underweight position in Japanese government bonds, the best performing bond market during the period. In addition, our overweight position in the euro during the final months of 1999 hurt performance as the dollar strengthened. These negative factors were only partially offset by the positive impact of our short duration position in the United States and our holdings of emerging market securities. The Portfolio underperformed the median return in the Lipper global income peer group for the period.

  We continue to feel that European assets will attract investment from outside the euro bloc, thus reversing the outward flow of foreign direct investment that has undermined the euro since its January 1999 launch. European economic growth has accelerated markedly, and there is substantial spare capacity in terms of industrial and human capital. In addition, the technological revolution, which has propelled the U.S. equity markets, is only just beginning in Europe. On a trade-weighted basis, the euro and its predecessors are as cheap as they have been since 1970. We therefore continue to overweight the euro and the European bond markets, both in Euroland and in noneuro markets such as Sweden and Norway.

  We continue to underweight Japanese bonds, which had been supported primarily by economic uncertainty, now that the economy appears to be strengthening. At the same time, the supply of Japanese bonds is likely to continue rising sharply due to increasing government debt levels. If current trends continue, Japanese government liabilities will represent 150% of GDP within five years, up from 105% today.

  We continue to find the U.S. bond market unattractive due to the need for additional interest rate hikes to slow the economy. In addition, we are increasingly concerned by the growing current account deficit, which has now reached 4% of GDP, the highest level in more than 100 years. While we are underweight versus the benchmark, we are extending duration in anticipation that interest rate hikes will successfully cool growth.

CHARACTERISTICS*                               PORTFOLIO     INDEX
--------------------------------------------------------------------
Duration                                         5.68yrs    5.48yrs
Maturity                                         7.38yrs    7.57yrs
Weighted Average Coupon                          5.40%      5.66%
Weighted Average Yield to Maturity               5.77%      4.61%
Net Assets ($mm)                               $104.4         --
Number of Securities                               54         --
--------------------------------------------------------------------

QUALITY DIVERSIFICATION*                       PORTFOLIO    INDEX
-------------------------------------------------------------------
Cash & Equivalents                                2.9%         --
U.S. Government                                   2.6        27.4%
AAA                                              56.9        65.5
AA                                               17.4         7.1
A                                                10.7          --
BBB                                               4.5          --
BB                                                5.0          --
-------------------------------------------------------------------
Total                                           100.0       100.0

TOP 5 COUNTRIES*              PORTFOLIO    INDEX           TOP 5 CURRENCIES*             PORTFOLIO    INDEX
-------------------------------------------------------------------------------------------------------------
Germany                         18.7%       27.4%          Euro                            45.3%       33.7%
U.S.                            17.9         7.8           Yen                              6.8        26.6
Netherlands                     12.2         2.5           U.S. Dollar                     22.2        27.4
United Kingdom                   8.7         1.3           Swedish Krona                    7.6         1.3
Sweden                           7.5         2.9           British Pound                    6.2         6.0
-------------------------------------------------------------------------------------------------------------
Total                           65.0        41.9           Total                           88.1        95.0

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

ADVISER: Brinson Partners, Inc.
PORTFOLIO MANAGERS: Team led by Jeffrey J. Diermeier, Robert C. Moore, John C. Leonard and Lydia J. Miller
OBJECTIVE: Capital appreciation and dividend income
INVESTMENT PROCESS: The Portfolio invests in equity securities that the adviser considers undervalued. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $4.0 billion when purchased. Brinson Partners' research focuses on several levels of analysis, including understanding wealth shifts that occur within the equity market and individual company research. Stock selection begins with the broad stock universe within which the adviser looks for undervalued issues. The firm's analysts conduct primary, fundamental research on a dynamic universe of approximately 700 stocks. The adviser's expectations of a company's ability to generate profit and to grow its business into the future determine the company's intrinsic value.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                               6 MONTHS  1 YEAR   3 YEARS  SINCE INCEPTION 8/24/95
--------------------------------------------------------------------------------------------------
With PACE program fee DEG.                     -16.00%   -11.34%   6.79%           13.07%
Without PACE program fee                       -15.36%   -10.00%   8.40%           14.78%
Russell 1000 Value Index                        -5.22%     3.02%  15.68%           19.30%
Lipper Median                                   -6.04%     0.06%  10.22%           14.23%
--------------------------------------------------------------------------------------------------

DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Large Company Value Equity Investments versus the Russell 1000 Value Index and the Lipper Multi-Cap Value Funds Median. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  For the six-month period ended January 31, 2000, the Portfolio trailed the return of the benchmark. Stock selection was the most significant negative influence on performance attribution during this six-month period. About half of the negative stock specific returns can be attributed to three stocks: Xerox (1.1%), Raytheon (1.2%) and Compuware (1.8%).* Industry weightings produced a smaller negative impact on Portfolio performance, due primarily to the underweight position in financials and telecommunication services (13.6 and 10.4 percentage points, respectively, below the benchmark). The overweighting to information technology (10.9 percentage points above the benchmark) provided some positive offset.

  During this period the U.S. economy has maintained the longest peacetime expansion in this century. Recently, GDP growth for the fourth quarter of 1999 was revised upward to 6.8%. Overseas economies are accelerating as well, with the weighted 2000 GDP growth forecast for the EU, Japan and Latin America rising to 2.5%, from 2.3% three months ago. The downside for the overall stock market in this strong economic environment is the threat that inflationary pressures are building. With pricing power virtually nonexistent, companies struggle to pass along higher energy costs and other commodity cost increases. Volatility in the market is resulting from the short-term battle between good earnings growth on the positive side and higher interest rates driven by inflation fears on the negative side. Market participation has been very narrow and momentum-driven; the performance of the technology sector has dominated sector returns. Growth stocks continue to outperform value stocks by a wide margin.

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

  In the United States, we remain overweighted in a number of basic materials stocks in the construction and paper industries, as well as the capital goods, railroad/air-transport, healthcare and information services industries. The Portfolio's key underweights are in telecommunication services, energy, financial services and media companies.

CHARACTERISTICS*
-------------------------------------------------------
Size of Portfolio ($mm)                         $349.5
No. of Securities                                   91
Stocks                                            98.0%
Cash                                               2.0%
-------------------------------------------------------

TOP TEN HOLDINGS*
-------------------------------------------------------
Fed Ex Corp.                                      3.4%
Burlington North Santa Fe Inc.                    3.3
Electronic Data Systems Corp.                     2.6
Allergan, Inc.                                    2.5
CIGNA Corp.                                       2.4
Compaq Computer Corp.                             2.3
Advanced Micro Devices, Inc.                      2.1
Motorola, Inc.                                    2.1
Illinois Tool Works, Inc.                         2.0
Baxter International Inc.                         1.9
-------------------------------------------------------
Total                                            24.6

TOP FIVE SECTORS*
-------------------------------------------------------
Technology                                       19.8%
Financial Services                               14.6
Consumer Cyclical                                11.9
Utilities                                        11.2
Healthcare                                       10.5
-------------------------------------------------------
Total                                            68.0

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Alliance Capital Management L.P.
PORTFOLIO MANAGER: Jane Mack Gould
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in companies that the adviser believes have faster rates of earnings growth than the average rate of the companies that comprise the S&P 500 Index. Normally, at least 65% of the Portfolio is invested in common stocks of companies with market capitalization of at least $4.0 billion at the time of purchase. Alliance chooses stocks by identifying the best combinations of earnings growth and reasonable valuation. Each stock in the adviser's research universe is ranked based on analysts' assessments and six measures of earnings growth and valuation. The Portfolio normally invests in stocks that rank within the resulting top 30% of the universe.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                                                          SINCE INCEPTION   SINCE CURRENT
                                               6 MONTHS  1 YEAR  3 YEARS      8/24/95      MANAGER 11/30/97
-----------------------------------------------------------------------------------------------------------
With PACE program fee DEG.                       9.71%   10.04%  23.57%       23.15%            26.27%
Without PACE program fee                        10.54%   11.70%  25.44%       25.01%            28.17%
Russell 1000 Growth Index                       18.68%   19.87%  29.00%       29.11%            30.44%
Lipper Median                                   19.13%   21.89%  27.62%       25.85%            29.04%
-----------------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Large Company Growth Equity Investments versus the Russell 1000 Growth Index and the Lipper Large Cap Growth Funds Median. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  During the six months ended January 31, 2000, the Portfolio underperformed the Russell 1000 Growth Index. Underperformance occurred primarily in the last three months of the period and was attributable to the Portfolio's underweighting in technology vs. the Russell 1000 Growth Index.

  Technology accounted for 46% of the Russell Index at the end of January and 33% of the Portfolio. This underweighting reflects our valuation work, which indicates that the technology sector is not sufficiently attractive to justify a benchmark weight. However, we have maintained holdings in stocks that we regard as dominant companies in their respective niches:* Altera (1.8%), Cisco (5.0%), Intel (4.6%), and Nokia (3.1%). We also added Oracle (1.3%) and initiated small positions in newer, rapidly growing companies such as JDS Uniphase (0.2%) and PSINet (0.6%). Despite our long-term enthusiasm for the technology sector, we are wary of significantly increasing the sector weight at current valuations. We are hopeful that continued volatility in this sector will present attractive buying opportunities.

  Our underweighting in healthcare and consumer staples helped performance. Other stocks that contributed to performance were Computer Sciences (1.4%), Harley Davidson (1.8%), Home Depot (2.3%), Medtronic (2.1%) and Wal-Mart (1.6%). Although the financial services sector underperformed, Citigroup (4.0%) and Morgan Stanley Dean Witter (2.4%) had outstanding results. Underperforming stocks included Dell (3.3%), IBM (1.1%) and Microsoft (4.4%). The absence of General Electric (3.9%) until November also penalized performance. Finally, it is possible that our limit

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

on individual stocks, to 5% of the Portfolio's net asset value, could cause the Portfolio to be underweighted in holdings versus the benchmark. For example, Cisco, Microsoft and General Electric are all more than 5% of the Russell 1000 Index.

  Going forward, we anticipate slower consumer spending this year. The Federal Reserve may have to make two or more interest rate hikes to slow spending. Higher oil prices are likely to affect inflation during the first half of 2000. Notwithstanding this short-term pressure, we do not consider inflation a problem this year. Excellent productivity gains have contributed to low unit labor costs, and there is a high correlation between unit labor costs and inflation. In addition, excess capacity worldwide, increased competition from global deregulation and low-cost labor resources abroad are forces working against inflationary pressures. However, the most important factor influencing the rate of inflation is the Internet, which promises major opportunities for lower costs and prices both to the consumer and business. Thus, our inflation forecast for 2000 is 2%.

  This year is likely to be somewhat confusing to investors as conflicting economic statistics are reported, and we expect the market to remain volatile. The criteria for holding stocks in the portfolio continue to include the ability to grow revenues without price increases, global leadership positions and low production costs. Certainly many companies in the technology sector meet these criteria.

  Recent appreciation in the Portfolio's technology holdings and modest relative valuations in many non-technology stocks argue for a balanced, diversified investment approach. In this regard, the recovery now underway in Europe and Asia is likely to produce investment opportunities driven by broad-based profit growth, particularly for multinational companies. Interestingly, this group now includes the financial services sector, which may benefit from increased merger and acquisition activity in Europe and from industry consolidation in Japan and Europe. Although rising interest rates create an uncomfortable environment for financial stocks, current multiples are at levels which prevailed during the 1997 and 1998 global crises despite earnings growth of 15-20% for many of these companies. Consumer services remain the Portfolio's second important sector position (19.3%) with holdings primarily in retail and media.

TOP FIVE SECTORS*                1/31/00     CHARACTERISTICS*                 1/31/00
--------------------------------------------------------------------------------------
Technology                         32.6%     Net Assets ($mm)                  $432.4
Consumer Services                  19.3      Price/Earnings Ratio - 2000        28.0x
Financial Services                 13.9      Price/Book Ratio                    6.8x
Healthcare                         12.0      Number of Equity Securities           49
Capital Goods                       4.8      ADRs, % of Portfolio                3.1%
Consumer Staples                    4.8      Stocks                             99.9%
--------------------------------------------------------------------------------------
Total                              87.4

TOP TEN STOCKS*                                1/31/00
-------------------------------------------------------
Cisco Systems Inc.                                5.0%
Intel Corp.                                       4.6
Microsoft Corp.                                   4.4
Citigroup, Inc.                                   4.0
General Electric Co.                              3.9
Tyco International Ltd.                           3.9
AT&T Liberty Media Corp.                          3.8
Solectron Corp.                                   3.6
Schering-Plough Corp.                             3.6
Dell Computer Corp.                               3.3
-------------------------------------------------------
Total                                            40.1

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

ADVISERS: Brandywine Asset Management, Inc. and Ariel Capital Management, Inc. PORTFOLIO MANAGERS: Henry Otto and Steve Tonkovich of Brandywine; Eric T. McKissack of Ariel
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in equity securities that are believed to be undervalued or overlooked in the marketplace and that have market capitalizations of less than $4.0 billion at the time of purchase. Brandywine and Ariel each manage a portion of the Portfolio. Brandywine starts with quantitative analysis that focuses on stocks with low price/earnings (P/E) ratios. Brandywine then uses fundamental analysis to exclude stocks based on earnings adjustments that raise P/E above the target range, pre-announced earnings changes that when formally reported will raise P/E, strong recent price gains and severe or sudden fundamental deterioration. Ariel seeks to identify companies in consistent industries with distinct market niches and excellent management teams. Ariel defines value stocks generally as those that have low P/Es based on forward earnings and that trade at significant discounts to the private market value that Ariel calculates for each stock.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                                                                           SINCE INCEPTION
                                                  6 MONTHS          1 YEAR       3 YEARS       8/24/95
----------------------------------------------------------------------------------------------------------
With PACE program fee DEG.                             -15.19%           -8.75%    1.80%        6.20%
Without PACE program fee                               -14.55%           -7.37%    3.34%        7.81%
Russell 2500 Value Index                                -7.10%            0.15%    7.37%       11.80%
Lipper Median                                            4.74%            1.61%    4.16%        9.44%
----------------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Russell 2500 Value Index and the Lipper Small-Cap Value Funds Median. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISERS' COMMENTS
BRANDYWINE ASSET MANAGEMENT

  Overall, the U.S. equity markets surged higher in the last six months, led by extraordinary returns in the technology sector. Interest rates continued to rise, with the U.S. long bond approaching a yield of 6.5% by the end of 1999, up from 5.0% as the year started. Despite this rate increase, strong consumer confidence and investor optimism about technology spending, particularly on Internet and wireless communication infrastructure, drove market indices to new highs. The market's breadth was very weak and market strength was concentrated in growth stocks, and value lagged due to investor disinterest. This market environment also can be distinguished by its volatility. The impact of this volatility was seen in the second quarter of 1999, when our small cap stocks soared by over 20%, only to give most, if not all, of that back in the third and fourth quarters.

  The technology sector accounted for most of the Portfolio's underperformance versus its benchmark. Our disciplined value approach has kept our portfolios underweighted in technology stocks given their steep current valuations, yet investors have had a nearly insatiable appetite for these stocks. Because, historically, companies that lost money have had the worst returns, we exclude these stocks from the Portfolio. However, stocks with no earnings were among the strongest performers in the period. The Portfolio's healthcare investments were the other major source of poor performance relative to the benchmarks. Although we had only a small weighting in hospitals, HMOs, nursing homes and rehabilitation centers, the stocks dropped dramatically due to radical changes in Medicare reimbursement. These stocks rallied late in the quarter as Congress passed helpful regulatory changes.

  For the six-month period ended January 31, 2000, oil services companies were among the Portfolio's strongest contributors to performance. When oil prices fell to $12 per barrel late in 1998, these stock prices also fell, and we raised our holdings in the group. As oil prices rose, these stocks rallied dramatically. The retail and consumer product sectors also provided a positive contribution to the Portfolio as strong consumer spending helped these stocks. Despite investor concerns about the economy's sustainability, continued economic growth also helped the Portfolio's cyclical holdings in trucking, steel, chemicals and textiles.

  Prices of small cap value stocks continue to lag the rest of the U.S. equity market. The valuation spread between small cap value and growth, as well as small and large stocks, stands at unprecedented levels. We have identified several potential catalysts for the realization of the potential available in small cap value stocks. First, any decline in the Internet euphoria followed by a more realistic examination of stock prices relative to fundamental results could benefit our style. Second, the dramatic rise in mergers, acquisitions and stock buybacks among the Portfolio's holdings indicate that corporate decision-makers confirm that these stocks' business fundamentals do not justify their current valuation discounts. Finally, we believe global economic stabilization and recovery is likely to benefit the Portfolio's stocks.

ARIEL CAPITAL MANAGEMENT

  Like so many of our value peers, we have been frustrated in recent months by the protracted weakness in the stock prices of high quality mid-cap value issues during a time when their fledgling aggressive growth counterparts have continued to scale new heights. Against this backdrop--some say the biggest performance differential ever between growth and value--we are disappointed but not discouraged. The cornerstone of Ariel's investment philosophy is a basic belief that a portfolio comprised of stocks of "unglamorous" but solidly established medium-sized companies can grow with far less volatility than a portfolio filled with new, "emerging" growth stocks with uncertain futures, selling at very high prices.

  The Portfolio was broadly hurt by the marked underperformance of value in a growth-dominated stock market. Our avoidance of the highly volatile sectors of the market penalized our returns over the past six months. This is most evidenced by our lack of investment in the boom and bust technology sector, whose recent boom continues to hold the market up almost single-handedly. Beyond this difficult investment climate, some Stock-specific issues are worth noting. For example, shares of Central Newspapers (2.0%)* and Lee Enterprises (2.1%) fell amid concerns of rising newsprint costs and the threat the Internet may pose to these businesses. However, we believe both of these companies will continue to benefit from the growth in Internet-related advertising, as well as the increased political advertising that should accompany the 2000 election cycle.

  We have also used this period of depressed valuations to selectively add to positions in several Portfolio holdings. For example, we have been increasing our exposure to Hasbro (2.1%), the toy manufacturer. Although the company has met or exceeded analyst expectations in each of the past five quarters, the stock has slumped in sympathy to problems at Mattel. This market has also enabled us to find new values, including SunGard Data Systems (0.7%), which specializes in proprietary investment support systems and comprehensive computer-disaster recovery services.

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

  And so, Wall Street's growth stock obsession leaves us both resolved and encouraged. Just as we read in a recent issue of Forbes, "Comfort isn't what delivers investment return. It is doubt, skepticism, and demonstrated underperformance." With these three criteria undeniably in place, we believe today's investment environment is brimming with opportunity for value's comeback.

CHARACTERISTICS*                             TOP FIVE SECTORS*
--------------------------------------------------------------------------------------
Price/Earnings Ratio                7.6x     Consumer Cyclical                  37.3%
Price/Book Ratio                   0.96x     Financial Services                 15.6
Dividend Yield                     1.64%     Consumer Non-Cyclical               9.1
Net Assets ($mm)                  $196.2     Technology                          7.6
Number of Securities                 621     Basic Materials                     5.8
                                             -----------------------------------------
Stocks                             92.8%     Total                              75.4
Cash                                7.2%
--------------------------------------------------------------------------------------

TOP 10 STOCKS*                                 SECTOR                                         PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Sybron International Corp.                     Healthcare                                            2.2%
MBIA, Inc.                                     Financial Services                                    2.2
Rouse Co.                                      Consumer Cyclical                                     2.1
Houghton Mifflin Co.                           Consumer Cyclical                                     2.1
Hasbro, Inc.                                   Consumer Cyclical                                     2.1
Lee Enterprises Inc.                           Consumer Cyclical                                     2.1
Herman Miller Inc.                             Consumer Cyclical                                     2.1
Central Newspapers Inc.                        Consumer Cyclical                                     2.0
McCormick & Co. Inc.                           Consumer Non-Cyclical                                 1.9
CenturyTel, Inc.                               Utilities                                             1.9
--------------------------------------------------------------------------------------------------------------
Total                                                                                               20.7

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

ADVISER: Delaware Management Company, Inc.
PORTFOLIO MANAGER: Gerald S. Frey
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market and that have market capitalizations of less than $4.0 billion at the time of purchase. Up to 5% of the total assets may be invested in U.S. dollar-denominated foreign securities. The adviser employs a bottom-up, fundamental analysis to identify companies that have substantially above average earnings growth because of management changes, new products, growth of established products or structural changes in the economy.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                                                          SINCE INCEPTION  CURRENT MANAGER
                                               6 MONTHS  1 YEAR  3 YEARS      8/24/95      SINCE 12/17/96
----------------------------------------------------------------------------------------------------------
With PACE program fee DEG.                      37.78%   64.13%  30.55%       21.69%           32.17%
Without PACE program fee                        38.82%   66.62%  32.52%       23.53%           35.02%
Russell 2500 Growth Index                       36.57%   50.27%  21.11%       19.39%           21.64%
Lipper Median                                   47.12%   55.85%  27.92%       23.68%           29.35%
----------------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.
  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.
  The table depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Russell 2500 Growth Index and the Lipper Mid-Cap Growth Funds Median. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS
  The major indexes posted healthy numbers for the six months ended January 31, 2000:
  - the Dow Jones Industrial Average was up 3.50%
  - the S&P 500 Index was up 5.58%
  - the Russell 2000 Index was up 12.25%
  - the NASDAQ composite was up 49.34%, a gain that lifted it past 4000 and into record territory during the last week of 1999
  Consumer confidence, soaring to its second highest all-time level, was helped by positive feelings about low inflation and the nation's strong job market. Accordingly, retail spending also rose during the period. However, high consumer confidence and high retail spending prompted the Federal Reserve to raise interest rates in February 2000.
  We anticipate that investor interest in small- and mid-cap stocks will continue to grow in the months ahead. As we saw during the period, small-cap stocks are now keeping pace (or better) with large-cap issues, as measured by the returns of the Russell 2000 and S&P 500 indices (see bullet list). We continue to believe small-cap stocks are an important part of an investor's overall asset allocation policy and offer the opportunity for investors to diversify their portfolios.

CHARACTERISTICS*                         TOP FIVE SECTORS*
----------------------------------------------------------------------------------
Price/Earnings Ratio       34.39x        Technology                          38.2%
Price/Book Ratio            6.63x        Consumer Cyclical                   28.4
Dividend Yield               0.82%       Capital Goods                       10.1
Net Assets ($mm)          $ 303.1        Utilities                            9.4
Number of Securities           86        Healthcare                           5.6
                                         -----------------------------------------
Stocks                       98.0%       Total                               91.7
Cash                          2.0%
----------------------------------------------------------------------------------

  The Portfolio tracked its benchmark, the Russell 2500 Growth Index, for the period. Our largest sector weighting remains in technology (38.2%), with overweightings in consumer cyclical (28.4%) and capital goods (10.1%) -- and an underweighting in healthcare (5.6%) relative to the Index. Although the narrow market frustrated many investors this year, the participation in market advances broadened to small-cap issues, which was very beneficial to our style. In fact, as a result of price appreciation, we decreased the weightings in a few of our technology holdings such as Gemstar Group (4.4%), Veritas Software (4.8%) and PMC Sierra (3.8%) that had grown above target levels.
  Our winners for the period included Applied Micro Circuits (5.1%), Bindview Development (1.7%) and Radio One (1.7%), each of which appreciated significantly. Conversely, we removed Consolidated Graphics and HI/FN Inc., as both companies announced disappointing earnings. We believe meeting earnings estimates will be crucial to success in 2000. Our focus has always been--and will remain--owning those small-cap companies we feel will meet or exceed current earnings estimates.

TOP 10 HOLDINGS AS OF 1/31/00                  SECTOR                                         % PORTFOLIO
--------------------------------------------------------------------------------------------------------------
Applied Micro Circuits Corp.                   Technology                                             5.1%
Network Appliance Inc.                         Technology                                             4.9
Veritas Software Co.                           Technology                                             4.8
Micrel Inc.                                    Technology                                             4.7
Gemstar Group Ltd.                             Technology                                             4.4
Nextlink Communications Inc.                   Utilities                                              4.0
PMC Sierra Inc.                                Technology                                             3.8
Dollar Tree Stores Inc.                        Consumer Nondurable                                    2.8
Profit Recovery Group International Inc.       Technology                                             2.3
Pinnacle Holdings Inc.                         Technology                                             2.2
--------------------------------------------------------------------------------------------------------------
Total                                                                                                38.9

  As a disciplined small-cap growth manager, we only buy stocks that, in our opinion, have substantially above-average growth expectations. We define growth companies as those with sustainable high growth in sales, profitability and earnings. In this attractive landscape for earnings estimates growth, we are searching for small-cap companies that are selling at discounts to our projected earnings growth, have a solid market position within their industry and have investor-friendly management with demonstrated ability to add value through sales and earnings growth and acquisitions.
  We continue to favor the service sectors and technology. We have decreased our financial weighting and continue to deemphasize healthcare and energy. We continue to emphasize quality companies with strong fundamentals, solid business plans and good market presence, while we cull those companies we believe may miss earnings expectations.

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISER: Martin Currie Inc.
PORTFOLIO MANAGER: Team led by James Fairweather
OBJECTIVE: Capital appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies that are domiciled in developed foreign countries and principally traded in Japanese, European, Pacific and Australian securities markets or traded in U.S. securities markets. Up to 10% of the Portfolio may be invested in emerging markets. A large part of the Portfolio's investments are usually denominated in foreign currencies. The adviser looks for companies that exhibit strong fundamentals and attractive valuations based on estimates of future earnings. In making country allocation decisions, the adviser considers such factors as economic and political stability, the currency outlook, local investor sentiment, breadth and liquidity of the market, valuation and settlement system.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                                6 MONTHS   1 YEAR   3 YEARS  SINCE INCEPTION 8/24/95
----------------------------------------------------------------------------------------------------
With PACE program fee DEG.                       17.84%    24.88%   16.39%           13.18%
Without PACE program fee                         18.72%    26.77%   18.15%           14.89%
MSCI EAFE Index                                  11.19%    19.56%   14.90%           12.06%
Lipper Median                                    17.70%    26.99%   14.96%           13.76%
----------------------------------------------------------------------------------------------------

 DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE International Equity Investments versus the MSCI EAFE Index and the Lipper International Equity Funds Median. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio outperformed the MSCI EAFE Index for the six months ended January 31, 2000. The fourth quarter of 1999 was particularly good for EAFE, with recovery in economic forecasts for the Pacific driving all markets strongly ahead. We added value at both asset allocation (overweight Pacific, position in smaller markets at the expense of pan-European) and at the stock level in most markets. Telecoms, technology and media stocks are well represented. Corporate restructuring is a further common theme in most markets and we have participated in this also.

TOP FIVE COUNTRIES*       PORTFOLIO    INDEX         TOP FIVE SECTORS*                PORTFOLIO
-----------------------------------------------------------------------------------------------
Japan                        29.1%       28.1%       Consumer Goods and Services         46.2%
France                       14.5        10.3        Information Technology              15.0
United Kingdom               12.2        18.5        Financial Services                  14.9
Germany                       6.5        10.8        General Industrials                 10.3
Italy                         4.8         5.4        Basic Industries                     7.2
-----------------------------------------------------------------------------------------------
Total                        67.1        73.1        Total                               93.6

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

REGIONAL ALLOCATION*      PORTFOLIO    INDEX      CHARACTERISTICS*
-------------------------------------------------------------------------------------------------
Europe                       54.3%      66.0%     Net Assets ($mm)                        $253.6
Asia                         37.6       34.0      Number of Securities                       129
Emerging Markets              5.2        0.0      Equities                                  96.2%
Cash                          2.9        0.0      Preferred Stock/Convertible Bonds          0.9%
-------------------------------------------------------------------------------------------------
Total                       100.0      100.0

OUTLOOK AND PORTFOLIO POSITIONING

  After a period of very strong returns from the EAFE index, driven by recovery in the Pacific and smaller markets, fears of higher U.S. interest rates have caused profit taking in 2000. We remain confident that the recovery in profit momentum will push Japan, Asia and selective smaller markets forward this year. With European economic growth on an upward trend, this region is looking more attractive after a period of relative underperformance.

  The Portfolio was overweighted in Japan and Asia over much of 1999 at the expense of the UK and Europe. We also favored selective smaller markets (such as Mexico, Brazil, India, Korea, Egypt, Israel and South Africa), as commodity prices rose, currencies stabilized and interest rates fell. The next move is likely to be a reduction in Japan for reinvestment in Europe.

TOP TEN STOCKS*                                     COUNTRY      % PORTFOLIO
----------------------------------------------------------------------------
NTT Mobile Communication Networks                   Japan            3.6%
Nokia                                               Finland          2.6
Mannesmann                                          Germany          2.5
Ericsson                                            Sweden           2.5
Sony                                                Japan            2.4
Vivendi                                             France           2.3
VNU                                                 Netherlands      2.2
Total Fina                                          France           2.2
Rohm                                                Japan            2.1
Shin-Etsu Chemical                                  Japan            2.0
----------------------------------------------------------------------------
Total                                                               24.4

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISER: Schroder Investment Management North America Inc.
PORTFOLIO MANAGERS: John Troiano, Heather Crighton and Mark Bridgeman
OBJECTIVE: Capital Appreciation
INVESTMENT PROCESS: The Portfolio invests primarily in stocks of companies domiciled in emerging market countries. The adviser's network of regional specialists and analysts in 24 countries supports an intensive program of proprietary emerging markets research. Schroder uses its proprietary research network to identify attractively valued companies in emerging markets that it believes can leverage off the growth opportunities in these faster growing economies.

PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 1/31/00

                                                6 MONTHS   1 YEAR   3 YEARS  SINCE INCEPTION 8/24/95
----------------------------------------------------------------------------------------------------
With PACE program fee DEG.                       18.65%    56.28%    1.37%            3.03%
Without PACE program fee                         19.55%    58.65%    2.90%            4.59%
MSCI EMF Index                                   23.03%    70.14%    3.45%            3.22%
Lipper Median                                    26.66%    68.92%    2.17%            4.55%
----------------------------------------------------------------------------------------------------

DEG. The maximum annual PACE program fee is 1.5% of the value of PACE assets.

  Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods less than one year are not annualized.

  The table depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI Emerging Markets Free Index and the Lipper Emerging Markets Funds Median. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

  The Portfolio underperformed the MSCI EMF Index for the semiannual period ended January 31, 2000. Stock selection was the primary reason for this underperformance, particularly in Europe, Mid East and Africa (EMEA). The Portfolio's exposure to the Turkish banking sector within this region was the main detractor. In addition, Indian stock selection hurt performance where Portfolio holdings within the computer software industry did not see the same dramatic increases as those in the Index, mainly during the month of January. Country weights offset a portion of this underperformance with positive returns coming from both the EMEA region and Latin America (see table below).

CHARACTERISTICS*                                  REGIONAL ALLOCATION*
-------------------------------------------------------------------------------------------
Net Assets ($mm)                  $92.0           Asia                               42.6%
Number of Securities                209           Europe/Mid East/Africa             26.9
Equities**                        100.0%          Latin America                      30.5
                                                  -----------------------------------------
                                                  Total                             100.0
-------------------------------------------------------------------------------------------

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.
** Common and preferred stocks, warrants and rights.

  The Portfolio also suffered versus its Lipper peer group for the six-month period, for what we believe are some of the same reasons stated above. During the period, the Portfolio did benefit from its exposure to Korea (13.0%) where holdings are tilted towards technology stocks and the local economy has benefited from higher export growth and corporate restructuring.

                                                                    TOP FIVE
TOP TEN STOCKS*                             COUNTRY*  % PORTFOLIO   COUNTRIES*         % PORTFOLIO
--------------------------------------------------------------------------------------------------
United Micro Electronics                    Taiwan         4.9%     Taiwan                 13.3%
Samsung Electronics Co.                     Korea          4.8      Korea                  13.0
Telefonos de Mexico, S.A. de C.V. ADR       Mexico         4.6      Mexico                 12.7
Mahanagar Tele Nigam                        India          1.5      Brazil                 12.3
Korea Electric Power Corporation            Korea          1.5      India                   8.9
                                                                    ------------------------------
Grupo Televisa S.A. de C.V. GDS             Mexico         1.3      Total                  60.2
Yapi Ve Kredi Banksai A.S.                  Turkey         1.3
Far East Textile                            Taiwan         1.3
Acer Inc.                                   Taiwan         1.3
China Trust Company                         Taiwan         1.3
--------------------------------------------------------------------------------------------------
Total                                                     23.8

  Although management remains positive on the prospects for Asia, towards year-end we began increasing exposure to Latin America as we believe that Latin America, in particular the larger markets of Brazil and Mexico, should benefit more from stronger economic growth than many other emerging markets.

  The outlook for 2000 continues to depend to some extent on the global economic and financial environment. The good news is that the global economic recovery is looking more balanced and Y2K concerns have abated. In addition, political uncertainties and policy weakness within certain emerging markets have diminished, which should allow the better economic fundamentals and strengthening commodity prices to surface. The main risk remains the United States. We anticipate that emerging markets will find it hard to flourish if there are any unexpected events in the U.S., particularly if concerns about inflation reemerge or interest rates rise above current expectations.

* Weightings represent percentages of portfolio assets as of January 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MONEY MARKET INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                  DATES                 RATES           VALUE
---------                                                       ------------------------  ----------------  ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--9.65%
 $1,000    Federal Home Loan Bank.............................          02/01/00              6.059%*       $   999,912
  4,700    Student Loan Marketing Association.................    02/01/00 to 02/25/00    5.560 to 6.199*     4,698,926
                                                                                                            -----------
Total U.S. Government Agency Obligations (cost--$5,698,838)...                                                5,698,838
                                                                                                            -----------

BANK NOTES--2.71%
DOMESTIC--2.71%
    300    First National Bank of Chicago N. A................          03/15/00               5.180            299,980
    700    First Tennessee Bank N. A. Memphis.................          02/01/00               6.069*           700,000
    300    First Tennessee Bank N. A. Memphis.................          03/08/00               5.210            300,000
    300    LaSalle National Bank..............................          07/14/00               5.690            300,013
                                                                                                            -----------
Total Domestic Bank Notes (cost--$1,599,993)..................                                                1,599,993
                                                                                                            -----------

CERTIFICATES OF DEPOSIT--8.46%
YANKEE--8.46%
    300    Bayerische Hypotheken-und Wechsel-Bank.............          04/28/00               5.150            299,965
  1,100    National Westminster Bank PLC......................          07/03/00               5.530          1,099,023
  2,000    Societe Generale...................................          04/03/00               5.830          2,000,068
  1,000    Svenska Handelsbanken..............................    02/22/00 to 05/22/00     5.100 to 5.280       999,935
    600    Westpac Banking Corp...............................    03/17/00 to 03/31/00     5.165 to 5.175       599,984
                                                                                                            -----------
Total Yankee Certificates of Deposit (cost--$4,998,975).......                                                4,998,975
                                                                                                            -----------

COMMERCIAL PAPER@--72.44%
ASSET BACKED-BANKING--10.13%
  1,000    Atlantis One Funding Corp..........................          02/10/00               5.890            998,528
  2,000    Centric Capital Corp...............................          02/29/00               5.700          1,991,133
  3,000    Woodstreet Funding Corp............................    02/14/00 to 02/15/00     5.700 to 5.870     2,993,601
                                                                                                            -----------
                                                                                                              5,983,262
                                                                                                            -----------
ASSET BACKED-MISCELLANEOUS--18.66%
    500    Asset Securitization Cooperative Corp..............          02/14/00               5.831*           500,000
  2,338    Enterprise Funding Corp............................    02/01/00 to 02/03/00     5.680 to 5.950     2,337,656
  3,000    Falcon Asset Securitization Corp...................    03/07/00 to 03/09/00     5.750 to 5.770     2,982,549
  2,220    Preferred Receivables Funding Corp.................          02/08/00               5.880          2,217,462
  2,000    Quincy Capital Corp................................          03/08/00               5.750          1,988,500
  1,000    Variable Funding Capital Corp......................          03/02/00               5.750            995,208
                                                                                                            -----------
                                                                                                             11,021,375
                                                                                                            -----------
AUTO & TRUCK--5.57%
  1,448    Ford Motor Credit Corp.............................          02/03/00               5.520          1,447,556
  1,843    General Motors Acceptance Corp.....................          02/01/00               5.780          1,843,000
                                                                                                            -----------
                                                                                                              3,290,556
                                                                                                            -----------
BANKING-DOMESTIC--6.28%
  1,000    Fortis Funding LLC.................................          03/06/00               5.910            994,418
  2,719    J.P. Morgan & Company, Inc.........................    02/03/00 to 02/17/00     5.570 to 5.670     2,716,569
                                                                                                            -----------
                                                                                                              3,710,987
                                                                                                            -----------
BANKING-FOREIGN--3.62%
  1,046    Banque et Caisse d'Epargne de L'Etat...............          03/06/00               5.750          1,040,320
  1,100    Nationwide Building Society........................          02/07/00               5.700          1,098,955
                                                                                                            -----------
                                                                                                              2,139,275
                                                                                                            -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MONEY MARKET INVESTMENTS

PRINCIPAL
 AMOUNT                                                                 MATURITY              INTEREST
  (000)                                                                  DATES                 RATES           VALUE
---------                                                       ------------------------  ----------------  ------------
COMMERCIAL PAPER@--(CONCLUDED)
BUSINESS SERVICES--3.39%
 $2,000    Block Financial Corp...............................          02/01/00               5.880%       $ 2,000,000
                                                                                                            -----------
ELECTRONICS--3.38%
  2,000    Emerson Electric Co................................          02/18/00               5.600          1,994,711
                                                                                                            -----------
FINANCE-CONSUMER--5.08%
  3,000    Household Finance Corp.............................          02/01/00               5.800          3,000,000
                                                                                                            -----------
FINANCE-SUBSIDIARY--2.73%
  1,612    National Australia Funding (Delaware) Inc..........          02/01/00               5.970          1,612,000
                                                                                                            -----------
TELECOMMUNICATIONS--5.06%
  2,000    American Telephone & Telegraph.....................          03/02/00               5.720          1,990,467
  1,000    Bellsouth Capital Funding Corp.....................          02/25/00               5.830            996,113
                                                                                                            -----------
                                                                                                              2,986,580
                                                                                                            -----------
TRANSPORTATION SERVICES--4.81%
  2,840    United Parcel Service..............................          02/04/00               5.500          2,838,698
                                                                                                            -----------
UTILITY-ELECTRIC--3.73%
  2,203    Southern Co........................................          02/10/00               5.900          2,199,751
                                                                                                            -----------
Total Commercial Paper (cost--$42,777,195)....................                                               42,777,195
                                                                                                            -----------

SHORT-TERM CORPORATE OBLIGATIONS--7.08%
ASSET BACKED-FINANCE--3.39%
  2,000    Beta Finance.......................................          02/01/00               5.780*         2,000,000
                                                                                                            -----------
AUTO & TRUCK--1.15%
    675    Ford Motor Credit Corp.............................          08/15/00               6.850            678,791
                                                                                                            -----------
FINANCE-DIVERSIFIED--2.54%
  1,500    Associates Corp. of North America..................          02/29/00               5.759*         1,499,632
                                                                                                            -----------
Total Short-Term Corporate Obligations (cost--$4,178,423).....                                                4,178,423
                                                                                                            -----------

MONEY MARKET FUND--2.84%
  1,675    Liquid Assets Portfolio (cost--$1,675,330)..................                                        1,675,330
                                                                                                             -----------
                                                                                                              60,928,754
Total Investments (cost--$60,928,754)--103.18%.........................
Liabilities in excess of other assets--(3.18)%.........................                                       (1,877,225)
                                                                                                             -----------
Net Assets--100.00%....................................................                                      $59,051,529
                                                                                                             ===========

-----------------

* Variable rate security--maturity dates reflect earlier of reset dates or maturity dates. The interest rates shown are current rates as of
       January 31, 2000 and reset periodically.
@      Interest rates shown are discount rates at date of purchase.

                      Weighted Average Maturity -- 35 days

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES           VALUE
---------                                                             --------------------  -----------------  ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--11.06%
 $ 5,200   Federal Home Loan Mortgage Discount Notes................        02/22/00             5.640%        $  5,183,135
     350   U.S. Treasury Bills......................................        02/17/00              4.950             349,208
  15,121   U.S. Treasury Inflation Index Notes......................  07/15/02 to 01/15/08   3.375 to 3.625      14,751,321
   2,100   U.S. Treasury Notes......................................        11/15/08              4.750           1,827,657
                                                                                                               ------------
Total U.S. Government and Agency Obligations (cost--$22,087,222)....                                             22,111,321
                                                                                                               ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--24.54%
   1,000   GNMA.....................................................        02/20/30              6.240           1,000,000
   2,888   GNMA.....................................................        02/10/00              6.281           2,890,691
   4,797   GNMA.....................................................        11/16/29              6.330           4,766,701
   4,760   GNMA.....................................................  01/20/18 to 02/20/27        6.375           4,789,048
   4,988   GNMA.....................................................  07/20/25 to 09/20/26        6.750           5,012,813
   3,094   GNMA.....................................................        10/15/40              6.800           3,114,822
   8,341   GNMA.....................................................  10/15/40 to 11/20/27        7.000           8,303,857
   4,723   GNMA.....................................................  11/20/21 to 12/20/27        7.125           4,755,174
   1,497   GNMA.....................................................        08/15/21              7.470           1,453,241
     616   GNMA.....................................................  07/15/02 to 09/30/29        7.500             617,743
     574   GNMA.....................................................  12/15/07 to 08/15/09        8.000             584,020
   3,541   GNMA.....................................................        06/20/16              8.500           3,586,090
     385   GNMA II ARM..............................................  04/20/18 to 01/20/28        6.375             386,818
   1,055   GNMA II ARM..............................................        10/20/29              7.000           1,057,698
   1,500   GNMA Project Loan PT Wexford On The Green................        10/15/40              7.000             157,998
   1,622   GNMA Project Loan River Valley Nursing...................        09/30/29              7.500           1,610,137
   5,000   GNMA TBA.................................................          TBA                 6.500           4,967,188
                                                                                                               ------------
Total Government National Mortgage Association Certificates
  (cost--$49,319,235)...............................................                                             49,054,039
                                                                                                               ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--27.07%
     261   FHLMC....................................................        08/01/01              6.500             258,574
   4,594   FHLMC....................................................  11/01/02 to 09/01/04        7.000           4,544,823
     943   FHLMC....................................................        05/01/21              7.450             991,278
     853   FHLMC....................................................  10/01/17 to 11/01/24        7.500             835,972
     983   FHLMC....................................................  03/01/13 to 02/01/25        8.000             979,083
     426   FHLMC....................................................        04/01/04              8.500             432,763
   2,062   FHLMC ARM................................................        11/01/28              6.346           2,014,668
  45,200   FHLMC TBA................................................          TBA                 7.500          44,055,897
                                                                                                               ------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$54,857,189)...............................................                                             54,113,058
                                                                                                               ------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--9.51%
  14,813   FHA Project Notes........................................  05/01/17 to 02/01/29   6.896 to 7.450      13,708,760
   5,263   FHA Project Western Hills................................        11/01/27              8.500           5,306,324
                                                                                                               ------------
Total Federal Housing Administration Certificates
  (cost--$20,240,890)...............................................                                             19,015,084
                                                                                                               ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--18.76%
   3,764   FNMA.....................................................        05/01/03              6.500           3,685,712
   1,657   FNMA.....................................................        03/01/04              7.000           1,640,349
   3,627   FNMA.....................................................        01/01/07              7.250           3,653,900
   2,468   FNMA.....................................................  10/01/26 to 11/01/26        7.500           2,414,402
   6,026   FNMA.....................................................  07/01/25 to 10/01/29        8.000           5,998,629
   6,821   FNMA.....................................................  11/01/02 to 09/01/27        8.500           6,943,631

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES           VALUE
---------                                                             --------------------  -----------------  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)
 $ 1,239   FNMA.....................................................  10/01/19 to 02/01/26       9.000%        $  1,285,734
   1,999   FNMA ARM.................................................        12/01/27              6.629           1,993,895
   4,991   FNMA ARM.................................................        07/01/09              7.249           4,865,766
   5,150   FNMA TBA.................................................          TBA                 7.500           5,014,812
                                                                                                               ------------
Total Federal National Mortgage Association Certificates
  (cost--$38,143,485)...............................................                                             37,496,830
                                                                                                               ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--37.52%
     130   FHLMC GNMA REMIC Series 23, Class KZ.....................        11/25/23              6.500             110,528
     475   FHLMC REMIC Series 159, Class H..........................        09/15/21              4.500             423,983
     679   FHLMC REMIC Series 185, Class E..........................        08/15/06              9.000             675,649
   2,350   FHLMC REMIC Series 1003, Class H.........................        10/15/20             6.185++          2,388,814
   4,569   FHLMC REMIC Series 1188, Class H.........................        12/15/20              7.500           4,581,247
   2,444   FHLMC REMIC Series 1322, Class G.........................        02/15/07              7.500           2,451,729
     316   FHLMC REMIC Series 1347, Class HC........................        12/15/21              4.250             291,608
   3,957   FHLMC REMIC Series 1361, Class D.........................        11/15/05              6.000           3,935,630
      26   FHLMC REMIC Series 1425, Class E.........................        08/15/05              6.500              26,170
     198   FHLMC REMIC Series 1489, Class F.........................        07/15/05              5.500             197,288
   1,068   FHLMC REMIC Series 1502, Class PX........................        04/15/23              7.000             942,899
     590   FHLMC REMIC Series 1534, Class Z.........................        06/15/23              5.000             399,905
   1,574   FHLMC REMIC Series 1542, Class Z.........................        07/15/23              7.000           1,416,237
   3,304   FHLMC REMIC Series 1552, Class EA........................        01/15/17              5.850           3,291,301
     173   FHLMC REMIC Series 1573, Class PZ........................        09/15/23              7.000             161,102
   5,000   FHLMC REMIC Series 1627, Class PN(1).....................        09/15/22              6.000           1,139,520
     318   FHLMC REMIC Series 1640, Class F.........................        10/15/07             6.338++            317,812
     144   FHLMC REMIC Series 1658, Class GZ........................        01/15/24              7.000             125,862
     243   FHLMC REMIC Series 1661, Class PE........................        11/15/06              6.000             242,119
     968   FHLMC REMIC Series 1694, Class Z.........................        03/15/24              6.500             813,346
     105   FHLMC REMIC Series 1775, Class Z.........................        03/15/25              8.500             108,295
   3,085   FHLMC REMIC Series 1869, Class J.........................        12/15/24              8.000           3,125,529
   1,262   FHLMC REMIC Series 1933, Class ZA........................        02/15/27              8.000           1,251,121
   1,814   FHLMC REMIC Series 1993 - 138, Class CL(1)...............        11/25/22              7.000             366,868
   3,192   FHLMC REMIC Series 1997 - 67, Class CZ...................        02/18/07              6.250           3,174,615
   9,763   FHLMC REMIC Series 2080, Class VK(1).....................        09/15/05              6.500           1,461,003
      92   FNMA REMIC Trust 1992 - 74, Class Z......................        05/25/22              8.000              92,077
     165   FNMA REMIC Trust 1992 - 129, Class L.....................        07/25/22              6.000             143,148
     674   FNMA REMIC Trust 1992 - 207, Class U(1)..................        10/25/07              7.500             124,896
   1,208   FNMA REMIC Trust 1993 - 37, Class PX.....................        03/25/23              7.000           1,034,269
     449   FNMA REMIC Trust 1993 - 40, Class ZA.....................        12/25/23              6.500             366,231
     145   FNMA REMIC Trust 1993 - 49, Class C......................        04/25/10              6.000              11,150
   3,000   FNMA REMIC Trust 1993 - 116, Class H(1)..................        07/25/22              7.000             572,190
   4,554   FNMA REMIC Trust 1993 - 122, Class A.....................        09/25/20              6.500           4,508,806
      71   FNMA REMIC Trust 1993 - 162, Class C.....................        08/25/23             3.000@              69,231
     324   FNMA REMIC Trust 1993 - 201, Class E.....................        12/25/15              5.500             322,255
      44   FNMA REMIC Trust 1993 - 240, Class Z.....................        12/25/13              6.250              39,926
   1,147   FNMA REMIC Trust 1993 - 250, Class DZ....................        12/25/23              7.000           1,009,871
      69   FNMA REMIC Trust 1993 - 250, Class Z.....................        12/25/23              7.000              63,220
      75   FNMA REMIC Trust 1994 - 27, Class CZ.....................        02/25/24              6.500              64,320
   1,651   FNMA REMIC Trust 1997 - 28, Class PB.....................        03/18/18              7.250           1,648,774
   1,388   FNMA REMIC Trust 1998 - 44, Class IG(1)..................        07/18/16              6.500             243,918
     850   FNMA REMIC Trust 1999 - 3, Class CZ......................        02/25/14              6.000             688,394
   1,048   FNMA REMIC Trust G92 - 40, Class ZC......................        07/25/22              7.000           1,010,179
     148   FNMA REMIC Trust G94 - 6, Class PJ.......................        05/17/24              8.000             151,495
   2,958   Aames Mortgage Trust Series 1992 - 2, Class A............        11/15/27              5.600           2,898,828
     100   Bank of America Mortgage Securities Series 1999 - 5,
             Class A-22.............................................        05/25/29              6.500              89,820

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES           VALUE
---------                                                             --------------------  -----------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $   450   Bank of America Mortgage Securities Series 1999 - 8,
             Class A-12.............................................        08/25/29             6.750%        $    412,475
     362   Bear Stearns Mortgage Securities Inc. Series 1993 - 8,
             Class A-5..............................................        08/25/24              6.350             360,374
   2,379   Bear Stearns Mortgage Securities Inc. Series 1996 - 4,
             Class AI-1.............................................        09/25/27              8.125           2,381,398
   1,750   Chase Mortgage Finance Corp. Series 1998, Class IA-8.....        08/25/28              6.750           1,575,522
   1,000   Countrywide Home Loan Inc................................        06/15/04              6.850             966,197
   1,500   CWMBS Inc. Series 1998 - 13, Class A3....................        12/25/28              6.500           1,331,835
   1,500   CWMBS Inc. Series 1998 - 15, Class A8....................        10/25/28              6.750           1,354,176
   3,497   Farmer Mac. Series 2002 - Class AA1......................        04/25/01              7.721           3,393,360
     530   Green Tree Financial Corp. Series 1998, Class 2..........        11/01/16              6.240             517,455
     768   Headlands Mortgage Security Inc. REMIC Series 1997 - 1,
             Class A, II............................................        03/12/12              7.750             768,319
     560   Headlands Mortgage Security Inc. REMIC Series 1997 - 2,
             Class A, II............................................        05/25/12              7.750             559,414
     445   Headlands Mortgage Security Inc. REMIC Series 1997 - 4,
             Class A, II............................................        11/25/12              7.250             440,031
   1,500   Headlands Mortgage Security Inc. REMIC Series 1998 - 1,
             Class A, III...........................................        11/25/28              6.500           1,350,660
   1,104   Merrill Lynch Mortgage Investors, Inc. Series 1999,
             Class H1...............................................        03/20/17             6.210++          1,097,487
   1,954   Morgan Stanley Capital Inc. Series 1998 - HF1,
             Class A1...............................................        01/15/07             6.190++          1,849,104
   1,646   PNC Mortgage Securities Corp. Series 1998 - 5,
             Class 2A5..............................................        11/25/28              6.750           1,513,076
   2,500   PNC Mortgage Securities Corp. Series 1999 - 5,
             Class 2A5..............................................        07/25/29              6.750           2,294,350
     440   Prudential Home Mortgage REMIC 1993 - 29, Class A8.......        08/25/08              6.750             419,362
       1   Prudential Home Mortgage REMIC 1993 - 43, Class A1.......        10/25/23              5.400                 697
   1,365   Prudential Home Mortgage REMIC 1993 - 54, Class A19......        01/25/24              6.500           1,166,490
   1,500   Residential Funding Mortgage Securities Inc.
             Series 1998 - S12, Class A6............................        05/25/28              6.750           1,346,833
     118   Resolution Trust Corp. REMIC Series 1992 - 3, Class A2
             ARM....................................................        09/25/19              6.412             117,714
   1,211   Small Business Administration Series 1995 - 10,
             Class I................................................        03/01/05              7.750           1,218,882
                                                                                                               ------------
Total Collateralized Mortgage Obligations (cost--$76,793,712).......                                             75,008,389
                                                                                                               ------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.52%
     921   FHLMC REMIC Series 1554, Class I(1)+++...................        08/15/08             6.500*              86,649
       7   FNMA REMIC Trust 1992 - 142, Class KB(1)+++..............        08/25/07             11.977             189,316
       8   FNMA REMIC Trust 1992 - 157, Class JA(1)+++..............        09/25/07             10.146             190,909
     263   FNMA REMIC Trust 1993 - 137, Class PN(1)+++..............        12/25/16             7.000*               1,033
     186   FNMA REMIC Trust 1993 - 161, Class GC(1)++...............        02/25/23              3.381             117,737
   1,169   FNMA REMIC Trust 1994 - 07, Class PK(1)+++...............        05/25/08             6.500*              70,062
   1,430   FNMA REMIC Trust 1994 - 30, Class IA(1)+++...............        11/25/22             6.500*             173,432
   5,979   CWMBS Inc. Series 1998 - 14, Class A2(1)+++..............        12/25/13             0.500*              89,691
   1,500   Firstplus Home Loan Owner Trust
             Series 1998 - 5, Class A1(1)+++........................        10/10/00             6.000*              57,422
   4,000   Residential Funding Mortgage Securities Inc.
             Series 1998 - H12, Class A6+++.........................        06/25/00             8.110*              63,750
                                                                                                               ------------
Total Stripped Mortgage-Backed Securities (cost--$845,953)..........                                              1,040,001
                                                                                                               ------------

ASSET BACKED SECURITIES--0.45%
     900   Student Loan Marketing Association Series 1996 - 2,
             Class A1 (cost--$897,836)..............................        10/25/04              6.192             896,963
                                                                                                               ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                                     MATURITY            INTEREST
  (000)                                                                      DATES                RATES           VALUE
---------                                                             --------------------  -----------------  ------------
AGENCY BACKED SECURITIES--3.82%
 $   998   Beneficial Home Equity Loan Trust........................        04/28/26            6.158++%       $  1,014,777
   2,000   Conseco Finance Home Loan Trust..........................        06/15/24              9.520           1,921,900
  16,000   Conseco Finance Securitizations(1).......................        12/15/29              7.000           1,532,500
   1,247   Oakwood Mortgage Investors Inc...........................        08/15/27              6.750           1,244,096
   2,000   Student Loan Trust.......................................        10/27/25              5.298           1,926,820
                                                                                                               ------------
Total Agency Backed Notes (cost--$7,735,117)........................                                              7,640,093
                                                                                                               ------------

CORPORATE OBLIGATIONS--1.95%
     900   Dominion Resources MTN...................................        01/26/01              6.190             899,778
   2,000   Lehman Brothers Holdings Inc. MTN........................        04/02/02              6.904           2,007,564
   1,000   Morgan Stanley Dean Witter...............................        01/28/02             6.165@             999,650
                                                                                                               ------------
Total Corporate Obligations (cost--$3,907,646)......................                                              3,906,992
                                                                                                               ------------

REPURCHASE AGREEMENT--0.92%
   1,835   Repurchase Agreement dated 1/31/00 with State Street Bank
             & Trust Co., collateralized by $1,920,000 U.S. Treasury
             Notes, 6.250% due 02/15/03 (value--$1,876,994)
             proceeds: $1,835,229 (cost--$1,835,000)................        02/01/00              4.500           1,835,000
                                                                                                               ------------
Total Investments (cost--$276,663,285)--136.12%.....................                                            272,117,770
Liabilities in excess of other assets--(36.12)%.....................                                            (72,210,245)
                                                                                                               ------------
Net Assets--100.00%.................................................                                           $199,907,525
                                                                                                               ============

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of January 31, 2000.
++ Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
@      Interest rate shown is discount rate at date of purchase.
*      Rate reflects annualized yield at date of purchase.
(1)    Illiquid securities representing 3.21% of net assets.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 2000.
MTN    Medium Term Notes
REMIC  Real Estate Mortgage Investment Conduit.
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

NUMBER OF                                                                      EXPIRATION
 OPTIONS                                                       STRIKE PRICE       DATE        VALUE
---------                                                      ------------  ---------------  ------
WRITTEN OPTIONS
   350     Federal Home Loan Mortgage Corporation Calls......      $100        February 2000  $1,400
                                                                                              ======

NUMBER OF                                                                      IN          EXPIRATION      UNREALIZED
CONTRACTS                       CONTRACTS TO RECEIVE                      EXCHANGE FOR        DATE        APPRECIATION
---------   ------------------------------------------------------------  -------------  ---------------  ------------
FUTURES CONTRACTS
   275      U.S. 10 Year Treasury Notes.................................  $ 25,953,125        March 2000    $ 115,466
                                                                                                            =========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                            JANUARY 31, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
U.S. GOVERNMENT OBLIGATIONS--31.45%
                                                                                       4.250 to
 $46,020   U.S. Treasury Notes (1) (cost--$45,715,230)........  12/31/01 to 08/15/09    7.875%     $ 43,947,498
                                                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.62%
   1,011   GNMA...............................................  10/20/27 to 11/20/27     6.125        1,016,225
     898   GNMA...............................................  11/15/26 to 12/15/26     7.750          887,954
      31   GNMA...............................................        11/20/01           8.500           30,884
     156   GNMA...............................................  12/15/01 to 01/15/02     9.000          159,555
     170   GNMA...............................................  07/15/04 to 09/15/04     9.500          176,512
                                                                                                   ------------
Total Government National Mortgage Association Certificates
  (cost--$2,292,697)..........................................                                        2,271,130
                                                                                                   ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--0.15%
      85   FHLMC..............................................        03/01/00           7.000           84,356
     125   FHLMC..............................................        06/01/02           8.000          125,974
                                                                                                   ------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$211,504)............................................                                          210,330
                                                                                                   ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.63%
   1,493   FNMA...............................................        09/01/25           7.000        1,427,360
  10,147   FNMA...............................................  06/01/10 to 09/01/29     7.500        9,918,564
     571   FNMA...............................................        03/01/04           8.000          578,608
     117   FNMA...............................................        09/01/07          13.000          129,141
                                                                                                   ------------
Total Federal National Mortgage Association Certificates
  (cost--$12,405,434).........................................                                       12,053,673
                                                                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--11.32%
       9   FDIC REMIC Trust Series 1994-C1, Class 2A2.........        09/25/25           7.850            9,361
     999   FDIC REMIC Trust Series 1996-C1, Class 1A..........        05/25/26           6.750          976,298
     119   FHLMC Series 1497, Class O.........................        10/15/22           7.000          113,604
      67   FHLMC Series 1588, Class TB........................        06/15/23           6.500           64,858
       4   FNMA REMIC Trust 1991-04, Class E..................        09/25/05           8.250            4,353
     412   FNMA REMIC Trust 1993-70, Class C..................        03/25/18           6.900          410,173
   1,189   BA Mortgage Securities Inc. Series 1997-2,
             Class 1A5........................................        10/25/27           7.250        1,139,202
     678   CWMBS Inc. Series 1997-10, Class A4................        02/25/28           6.612          664,667
   1,347   DLJ Mortgage Acceptance Corp.
             Series 1997-CF1, Class A1A.......................        05/15/06           7.400        1,332,806
     964   Drexel Burnham Lambert Series H, Class 4...........        04/01/17           8.500          970,838
   1,688   GMAC Commercial Mortgage Security Inc.
             Series 1997-C2, Class A1.........................        12/15/04           6.451        1,606,104
   1,307   LB Commercial Conduit Mortgage Trust
             Series 1995-C2, Class A..........................        08/25/04           7.202        1,298,394
     228   Norwest Asset Securities Corp. Series 1997-5,
             Class A2.........................................        04/25/12           7.000          226,936
     198   PNC Mortgage Securities Corp. Series 1997-2,
             Class A..........................................        03/25/27           7.250          197,272
     128   Residential Asset Security Mortgage Series 1997
             Class A..........................................        03/25/27           7.000          127,578
   1,018   Resolution Trust Corp. Series 1994-C1, Class C.....        06/25/26           8.000        1,014,761
   1,395   Resolution Trust Corp. Series 1995-C2, Class D.....        05/25/27           7.000        1,388,570
   2,327   Sasco Commercial Mortgage Trust, Series 1998-C3A,
             Class E..........................................        06/25/01           6.563        2,290,402
     986   Structured Asset Securities Corp. Series 1995-C4,
             Class A2.........................................        06/25/26           6.363          986,968
   1,000   Structured Asset Securities Corp. Series 1995-C4,
             Class D..........................................        06/25/26           7.000          995,156
                                                                                                   ------------
Total Collateralized Mortgage Obligations
  (cost--$16,101,719).........................................                                       15,818,301
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE DEBT--38.40%
AEROSPACE--0.35%
 $   500   Lockheed Martin Corp...............................        12/01/09          8.200%     $    491,866
                                                                                                   ------------
AIRLINES--0.12%
     173   Continental Airlines Trust Series 1997-4, Class
             4C...............................................        07/02/07           6.800          163,181
                                                                                                   ------------
AUTOMOTIVE--1.45%
     750   Ford Motor Credit Corp.............................        02/28/02           6.500          737,586
   1,225   Ford Motor Credit MTN..............................        12/30/14           9.140        1,294,967
                                                                                                   ------------
                                                                                                      2,032,553
                                                                                                   ------------
BANKS--8.02%
     895   ABN Amro Bank NV...................................        05/31/05           7.250          876,011
     910   BankBoston NA MTN..................................        03/25/08           6.375          832,378
     255   Capital One Bank...................................        02/03/00           6.660          255,000
     258   Continental Bank NA................................        04/01/01          12.500          272,894
     740   First Bank Systems Inc.............................        05/01/05           7.625          739,472
   1,430   First Union Corp...................................        11/01/04           6.950        1,380,009
     735   First USA Bank MTN.................................        12/03/01           6.625          727,729
     490   Mellon Bank NA.....................................        06/01/03           6.750          476,672
   1,125   PNC Bank, NA.......................................        04/15/05           7.875        1,124,612
     900   Security Pacific Corp. MTN.........................        07/01/03           9.800          953,272
     500   Sovran Financial Corp..............................        06/15/06           9.250          528,983
     600   United States Bancorp MTN..........................        05/15/04           6.000          568,083
   1,050   Washington Mutual Inc..............................        08/15/06           7.500        1,023,977
   1,510   Wells Fargo & Co...................................        07/15/04           6.625        1,453,417
                                                                                                   ------------
                                                                                                     11,212,509
                                                                                                   ------------
CHEMICALS--0.65%
     960   Eastman Chemical Co................................        01/15/04           6.375          905,025
                                                                                                   ------------
COMPUTER HARDWARE--1.43%
   1,000   Sun Microsystems Inc...............................        08/15/04           7.350          984,978
   1,100   Xerox Corp. MTN....................................        12/15/03           5.250        1,006,987
                                                                                                   ------------
                                                                                                      1,991,965
                                                                                                   ------------
COMPUTER SOFTWARE & SERVICES--1.15%
     900   Computer Associates International Inc..............        04/15/03           6.250          855,653
     780   Oracle Corp........................................        02/15/04           6.720          751,504
                                                                                                   ------------
                                                                                                      1,607,157
                                                                                                   ------------
ENERGY--0.73%
   1,090   Noram Energy Corp..................................        11/01/03           6.375        1,024,322
                                                                                                   ------------
FINANCIAL SERVICES--6.22%
   1,240   American Express Credit Corp.......................        08/10/00           6.250        1,201,652
   1,400   Aristar Inc........................................        09/01/04           7.375        1,373,939
     625   Associates Corp. NA................................        11/01/03           5.750          587,937
     870   Beneficial Corp....................................        12/15/04           6.810          839,044
     635   Countrywide Funding Corp. MTN......................        09/16/03           7.450          631,964
     225   GATX Capital Corp..................................        11/01/00           6.500          223,986
   1,420   Heller Financial Inc. MTN..........................        07/22/02           6.500        1,386,654
   1,200   Household Finance Corp.............................        06/30/00           6.375        1,198,203
     650   Mellon Financial Co................................        11/15/03           5.750          608,435
     660   U.S. West Capital Funding Inc......................        07/15/02           6.125          638,304
                                                                                                   ------------
                                                                                                      8,690,118
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE DEBT--(CONTINUED)
HOTELS & LODGING--0.68%
 $ 1,000   Marriott International Inc.........................        11/15/03           6.625%    $    952,196
                                                                                                   ------------
INFORMATION & COMPUTER SERVICES--1.22%
   1,400   Comdisco Inc.......................................        04/30/02           5.950        1,345,343
     371   First Data Corp....................................        04/01/03           6.625          359,674
                                                                                                   ------------
                                                                                                      1,705,017
                                                                                                   ------------
INSURANCE--2.45%
     700   Ace Ina Holding Inc................................        08/15/06           8.300          698,109
     955   Aetna Services Inc.................................        08/15/06           7.125          897,570
     910   CNA Financial Corp.................................        04/15/05           6.500          844,399
   1,010   Conseco Inc. MTN...................................        06/15/01           6.400          986,610
                                                                                                   ------------
                                                                                                      3,426,688
                                                                                                   ------------
LEISURE--0.92%
     965   Carnival Corp......................................        04/15/08           6.150          874,520
     430   Time Warner Entertainment Co. LP...................        09/01/08           7.250          412,197
                                                                                                   ------------
                                                                                                      1,286,717
                                                                                                   ------------
METALS & MINING--0.14%
     200   BHP Finance USA LTD................................        12/01/02           7.875          198,927
                                                                                                   ------------
OIL & GAS--0.03%
      38   Mobil Oil Corp.....................................        02/29/00           9.170           37,937
                                                                                                   ------------
RAILROADS--0.63%
     297   Consolidated Rail Corp.............................        04/01/05           7.070          286,676
     182   CSX Transportation Inc.............................        03/01/06           8.410          186,758
     410   Norfolk Southern Corp..............................        05/01/00           6.700          410,073
                                                                                                   ------------
                                                                                                        883,507
                                                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS--5.70%
     715   Archstone Communities Trust MTN....................        10/13/00           6.170          708,091
                                                                                       7.050 to
   1,150   Corporate Property Investment Trust................  04/01/03 to 08/15/04     7.750        1,106,887
     410   Health Care Property Investments Inc...............        02/15/06           6.500          342,390
                                                                                       6.500 to
   1,645   Kimco Realty Corp..................................  10/01/03 to 11/14/05     6.830        1,551,333
   1,000   Nationwide Health Property Inc.....................        09/18/01           7.000          968,010
     950   New Plan Realty Trust Corp.........................        04/06/05           7.750          927,018
    1355   Prologis Trust.....................................        07/15/06           7.050        1,265,135
     400   Rouse Co...........................................        01/15/03           8.500          400,314
     705   Summit Properties Partnership LP...................        10/05/00           6.710          699,664
                                                                                                   ------------
                                                                                                      7,968,842
                                                                                                   ------------
RETAIL--2.32%
   1,370   Dayton Hudson Corp.................................        03/01/06           9.250        1,399,741
     885   JC Penney Inc......................................        04/01/07           7.600          806,569
     980   Sears Roebuck Acceptance Corp......................        03/20/03           6.000          933,617
     100   Wal-Mart Stores Inc................................        06/29/11           8.875          103,375
                                                                                                   ------------
                                                                                                      3,243,302
                                                                                                   ------------
TELECOMMUNICATIONS--1.97%
   1,180   AT&T Corp..........................................        03/15/04           5.625        1,105,174
     450   Carolina Telephone & Telegraph Co..................        05/01/03           6.125          429,148

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                               MATURITY         INTEREST
  (000)                                                                DATES             RATES        VALUE
---------                                                       --------------------  -----------  ------------
CORPORATE DEBT--(CONCLUDED)
TELECOMMUNICATIONS--(CONCLUDED)
 $   305   Lucent Technologies Inc............................        07/15/06           7.250%    $    301,465
     920   MCI Worldcom Inc...................................        04/01/04           7.550          919,441
                                                                                                   ------------
                                                                                                      2,755,228
                                                                                                   ------------
UTILITIES--2.22%
     700   New York State Electric & Gas Corp.................        05/01/20           9.875          733,564
     780   Southern Investments PLC...........................        12/01/06           6.800          719,740
   1,075   TXU Eastern Funding Co.............................        05/15/05           6.450        1,001,279
                                                                                       8.250 to
     650   Virginia Electric & Power Co.......................  04/01/21 to 03/01/25     8.750          642,339
                                                                                                   ------------
                                                                                                      3,096,922
                                                                                                   ------------
Total Corporate Debt (cost--$56,067,298)......................                                       53,673,979
                                                                                                   ------------

ASSET BACKED SECURITIES--6.90%
     720   Aames Mortgage Trust Series 1996-D, Class A1G......        03/15/29           7.320          696,989
     540   Amresco Residential Securities Mortgage Loan Trust
             Series 1996-3, Class A6..........................        11/25/24           7.875          540,907
   1,970   California Infrastructure Series 1997-1,
             Class A5.........................................        06/25/04           6.250        1,937,810
   1,316   EMAC Trust Series 1998-1, Class 1A.................        07/15/03           6.110        1,274,424
      23   EQCC Home Equity Loan Trust Series 1996,
             Class A..........................................        01/15/12           6.950           22,687
     525   Green Tree Financial Corp. Series 1996-3,
             Class A4.........................................        05/15/27           7.100          522,743
   1,000   Ikon Receivables LLC Series 1999-1, Class A3.......        05/15/05           5.990          983,220
     230   Money Store Home Equity Trust Series 1996-D,
             Class A6.........................................        06/15/21           6.830          229,131
     270   Money Store Home Equity Trust Series 1997-A,
             Class A6.........................................        10/15/21           7.210          269,150
     260   Money Store Home Equity Trust Series 1997-C,
             Class AH5........................................        02/15/15           6.590          258,089
     373   NYCTL Trust Series 1998-2, Class A.................        07/25/06           7.980          370,725
       8   Residential Asset Security Mortgage Pass Through
             Series 1997-KS1, Class AI2.......................        04/25/28           7.070            8,244
   1,000   Salomon Brothers Mortgage Secs VII Incorporated,
             Series 1997-LB6, Class A4........................        12/25/27           6.910          987,410
     955   Team Fleet Financing Corp. Series 1998-2,
             Class A..........................................        07/25/02           6.070          936,646
     600   UCFC Loan Trust Series 1996-B1, Class A7...........        09/15/27           8.200          602,812
                                                                                                   ------------
Total Asset Backed Securities (cost--$9,810,105)..............                                        9,640,987
                                                                                                   ------------

REPURCHASE AGREEMENT--0.18%
     248   Repurchase Agreement dated 1/31/00 with State
             Street Bank & Trust Co., collateralized by
             $181,888 U.S. Treasury Notes, 6.000% due
             08/15/00;
             (value--$185,544) and $66,112 U.S. Treasury
             Notes, 6.000% due 08/15/00; (value--$67,467);
             proceeds: $248,031 (cost--$248,000)..............        02/01/00           4.500          248,000
                                                                                                   ------------
Total Investments (cost--$142,851,987)--98.65%................                                      137,863,898
Other assets in excess of liabilities--1.35%..................                                        1,886,486
                                                                                                   ------------
Net Assets--100.00%...........................................                                     $139,750,384
                                                                                                   ============

-----------------

FDIC   Federal Deposit Insurance Corporation.
MTN    Medium Term Notes.
REMIC  Real Estate Mortgage Investment Conduit.
(1)    Security, or portion thereof, was on loan at January 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                            JANUARY 31, 2000 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                              MATURITY             INTEREST
  (000)                                                               DATES                 RATES            VALUE
---------                                                      --------------------  -------------------  ------------
U.S. GOVERNMENT OBLIGATIONS--15.62%
 $ 2,500   U.S. Treasury Bonds...............................  08/15/13 to 08/15/15  10.625 to 12.000 %   $  3,357,687
   5,035   U.S. Treasury Inflation Index Bonds...............        04/15/29              3.875             4,791,962
  27,779   U.S. Treasury Inflation Index Notes...............  07/15/02 to 01/15/07   3.375 to 3.625        26,477,793
   1,220   U.S. Treasury Notes...............................        02/29/00              5.500             1,220,000
                                                                                                          ------------
Total U.S. Government Obligations (cost--$36,206,982)........                                               35,847,442
                                                                                                          ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.83%
     539   GNMA ARM..........................................        01/20/26              6.375               542,208
     809   GNMA ARM..........................................        05/20/26              6.375               810,739
   7,844   GNMA ARM..........................................        10/15/23              6.610             7,239,894
     192   GNMA ARM..........................................        11/20/23              7.125               193,992
                                                                                                          ------------
Total Government National Mortgage Association Certificates
  (cost--$9,490,321).........................................                                                8,786,833
                                                                                                          ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--1.71%
   4,712   FHLMC (cost--$4,498,089)..........................  01/15/24 to 06/15/28        6.500             3,917,061
                                                                                                          ------------

FEDERAL HOUSING ADMINISTRATION CERTIFICATES--1.82%
   4,311   FHA Project Notes (cost--$4,432,905)..............  08/01/20 to 07/01/25        7.430             4,180,143
                                                                                                          ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--7.42%
     661   FNMA ARM..........................................        04/01/27              7.013               665,486
      35   FNMA ARM..........................................        12/01/17              7.125                35,694
   3,900   FNMA ARM..........................................        12/01/09              6.970             3,768,375
     945   FNMA ARM..........................................        05/01/27              7.257               966,655
   1,212   FNMA ARM COFI.....................................        11/01/26              5.740             1,118,797
  11,000   FNMA TBA..........................................          TBA                 7.000            10,474,068
                                                                                                          ------------
Total Federal National Mortgage Association Certificates
  (cost--$17,335,905)........................................                                               17,029,075
                                                                                                          ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--38.01%
   1,000   FHLMC REMIC Series 1278, Class K..................        05/15/22              7.000               943,661
     100   FHLMC REMIC Series 1366, Class H..................        08/15/07              6.000                96,343
      29   FHLMC REMIC Series 1367, Class KA.................        09/15/22              6.500                26,136
   1,189   FHLMC REMIC Series 1502, Class PX-Z...............        04/15/23              7.000             1,048,922
     846   FHLMC REMIC Series 1503, Class PZ.................        05/15/23              7.000               767,316
     472   FHLMC REMIC Series 1534, Class Z..................        06/15/23              5.000               319,924
     757   FHLMC REMIC Series 1548, Class Z..................        07/15/23              7.000               660,126
   1,103   FHLMC REMIC Series 1562, Class Z..................        07/15/23              7.000               990,874
     180   FHLMC REMIC Series 1601, Class PB.................        11/15/23              6.500               153,078
     136   FHLMC REMIC Series 1611, Class I..................        02/15/23              6.000               128,018
     769   FHLMC REMIC Series 1628, Class KZ.................        12/15/23              6.250               647,698
     295   FHLMC REMIC Series 1694, Class Z..................        03/15/24              6.500               247,807
   1,096   FHLMC REMIC Series 2080, Class Z..................        08/15/28              6.500               879,284
     430   FHLMC REMIC Series G15, Class PZ..................        07/25/23              7.000               378,011
     298   FHLMC REMIC Series G23, Class KZ..................        11/25/23              6.500               251,200
   1,491   FHLMC REMIC Series G24, Class Z...................        11/25/23              6.500             1,215,801
     199   FNMA REMIC Trust Series 1991-65, Class Z..........        06/25/21              6.500               186,618
      75   FNMA REMIC Trust Series 1992-118, Class K.........        09/25/08              7.500                74,539
     160   FNMA REMIC Trust Series 1992-129, Class L.........        07/25/22              6.000               138,810
     581   FNMA REMIC Trust Series 1992-G36, Class Z.........        07/25/22              7.000               559,584
      84   FNMA REMIC Trust Series 1993-37, Class PX.........        03/25/23              7.000                71,709
     178   FNMA REMIC Trust Series 1993-56, Class PZ.........        05/25/23              7.000               160,974

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY             INTEREST
  (000)                                                               DATES                 RATES            VALUE
---------                                                      --------------------  -------------------  ------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
 $   315   FNMA REMIC Trust Series 1993-60, Class Z..........        05/25/23              7.000%         $    278,166
     736   FNMA REMIC Trust Series 1993-65, Class ZZ.........        06/25/13              7.000               669,270
     134   FNMA REMIC Trust Series 1993-70, Class Z..........        05/25/23              6.900               118,752
     388   FNMA REMIC Trust Series 1993-96, Class Z..........        06/25/23              7.000               355,862
     279   FNMA REMIC Trust Series 1993-122, Class L.........        01/25/23              6.500               255,956
      76   FNMA REMIC Trust Series 1993-149, Class L.........        08/25/23              6.000                68,784
     146   FNMA REMIC Trust Series 1993-160, Class ZB........        09/25/23              6.500               126,928
     142   FNMA REMIC Trust Series 1993-163, Class ZA........        09/25/23              7.000               130,691
     100   FNMA REMIC Trust Series 1993-199, Class Z.........        10/25/23              7.000                94,534
     329   FNMA REMIC Trust Series 1993-G10, Class G.........        05/25/22              5.000               310,825
     148   FNMA REMIC Trust Series 1993-G40, Class Z.........        12/25/23              6.500               120,868
     292   FNMA REMIC Trust Series 1994-23, Class PX.........        08/25/23              6.000               232,863
   4,000   FNMA REMIC Trust Series 1998-M, Class B...........        09/25/07              6.270             3,690,560
   1,642   FNMA REMIC Trust Series 1998-M7, Class Z..........        05/25/36              6.390             1,301,120
   5,306   FNMA REMIC Trust Series 1999-10, Class MZ.........        09/17/38              6.500             4,180,226
   2,500   FNMA REMIC Trust Series 1999-W4, Class A9.........        02/25/29              6.250             2,130,668
   1,200   GNMA REMIC Series 2000-10, Class F................        02/20/30              6.240             1,200,000
   4,600   GNMA REMIC Series 2000-10, Class F1...............        02/16/30              6.440             4,595,690
   1,997   SLMA Student Loan Trust Series 1998-1, Class A1
             ARM.............................................        01/25/07              6.259             1,984,692
   3,200   Small Business Administration Series 1999-20K,
             Class 1.........................................        11/01/19              7.060             3,095,500
     377   U.S. Department of Veteran Affairs Vendee Mortgage
             Trust Series 1993-3, Class 2ZA..................        06/15/20              6.500               344,168
   3,800   ABN AMRO Mortgage Corp. REMIC Series 1998-3,
             Class A3........................................        09/25/28              6.750             3,493,454
   1,351   American Residential Mortgage Loan Trust
             Series 1998-1, Class 1 ARM......................        05/25/29              6.059             1,349,775
     234   Bear Stearns Mortgage Securities Inc. REMIC
             Series 1994-1, Class 3A ARM.....................        05/25/23              7.073               227,485
     209   California Federal Bank REMIC
             Series 1990-BN1, Class A ARM....................        08/25/30              6.341               210,685
     742   Capital Asset Research Funding Series 1998-A,
             Class A.........................................        12/15/05              5.905               734,424
   6,903   Citicorp Mortgage Securities Inc. REMIC
             Series 1998-8, Class A3.........................        09/25/28              6.750             6,279,163
   5,000   Citicorp Mortgage Securities Inc. REMIC
             Series 1998-9, Class A5.........................        10/25/28              6.500             4,503,700
   3,974   Community Program Loan Trust Series 1987-A,
             Class A4........................................        10/01/18              4.500             3,502,471
   3,539   Delta Funding Home Equity Loan Trust
             Series 1999-3, Class A1-A ARM...................        09/15/29              6.203             3,530,697
   5,239   GMAC Commercial Mortgage Security Inc.
             Series 1998-C1, Class A1........................        11/15/07              6.411             5,012,938
   4,217   Housing Security Inc. Series 1992-8, Class B
             ARM.............................................        06/25/24              6.228             4,185,236
   1,892   LTC Commercial Mortgage Certificates
             Series 1998-1, Class A..........................        05/28/30              6.029             1,772,416
   1,754   Mid-State Trust Series 4, Class A.................        04/01/30              8.330             1,775,140
     712   Money Store Home Equity Trust
             Series 1997-D, Class AF3........................        11/15/21              6.345               703,907
     480   Money Store Home Equity Trust
             Series 1998-A, Class AV ARM.....................        06/15/29              5.961               480,291
   4,700   Nationslink Funding Corp. Series 1992-2,
             Class A1........................................        10/20/03              6.800             4,580,808
   5,000   Norwest Asset Securities Corp. REMIC
             Series 1998-30, Class A17.......................        12/25/28              6.250             4,377,941
     150   Residential Funding Mortgage Series 1993-S30,
             Class A9........................................        08/25/23              7.500               143,671
   2,439   Residential Funding Mortgage Securities I Inc.
             Series 1997-S7, Class A5........................        05/25/27              7.500             2,264,500
     243   Resolution Trust Corp. Mortgage
             Series 1992-C1, Class B ARM.....................        08/25/23              7.375               249,081
   2,934   Salomon Brothers Mortgage Securities Inc. VII
             REMIC Series 1993-3, Class A7-MZ................        08/25/23              7.200             2,637,931
                                                                                                          ------------
Total Collateralized Mortgage Obligations
  (cost--$92,558,589)........................................                                               87,248,270
                                                                                                          ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY             INTEREST
  (000)                                                               DATES                 RATES            VALUE
---------                                                      --------------------  -------------------  ------------
ASSET BACKED SECURITIES--1.07%
 $ 2,500   First Security Auto Owner Trust Series 1999-1,
             Class A3
             (cost--$2,479,770)..............................        06/15/03             5.580%          $  2,466,650
                                                                                                          ------------

STRIPPED MORTGAGE-BACKED SECURITIES+--0.17%
     159   FHLMC Series 1625, Class GA+++....................        01/15/08            7.700(1)                8,535
       1   FNMA REMIC Trust Series 1993-134, Class EA+++.....        11/25/05           10.480(1)                5,587
     507   FNMA REMIC Trust Series 1993-201, Class JA+++.....        09/25/21            8.310(1)               59,256
   3,227   FNMA REMIC Trust Series 1993-201, Class JC+++.....        05/25/19            6.000(1)              319,416
                                                                                                          ------------
Total Stripped Mortgage-Backed Securities (cost--$391,311)...                                                  392,794
                                                                                                          ------------

CORPORATE BONDS--29.77%
AIRLINES--0.46%
     500   AMR Corp..........................................        02/01/01             10.000               510,497
     500   United Air Lines Inc..............................        11/27/12             10.360               543,375
                                                                                                          ------------
                                                                                                             1,053,872
                                                                                                          ------------
APPAREL & FOOTWEAR--0.77%
   2,000   Westpoint Stevens Inc.............................        06/15/05              7.875             1,760,000
                                                                                                          ------------
BANKS--0.64%
   1,500   MBNA American Bank................................        12/10/02             6.495++            1,477,161
                                                                                                          ------------
CHEMICALS--0.17%
     475   Terra Industries..................................        06/15/05             10.500               380,000
                                                                                                          ------------
ENERGY--0.94%
   2,200   NRG Energy Inc....................................        11/01/03              8.000             2,155,705
                                                                                                          ------------
FINANCIAL SERVICES--9.20%
   3,700   AT&T Capital Corp.................................        04/23/02             6.310++            3,700,692
   6,800   General Motors Acceptance Corp....................  08/06/01 to 04/05/04  6.251 to 6.333++        6,802,321
   4,000   Infrastructure Finance............................        03/26/09             5.059++            3,997,500
     285   Midland Funding Corp..............................        07/23/02            10.330++              295,681
   4,605   Sprint Capital Corp...............................        05/01/04              5.875             4,311,671
   2,000   Textron Financial Corp.+..........................        05/28/02             6.456++            1,999,998
                                                                                                          ------------
                                                                                                            21,107,863
                                                                                                          ------------
MEDICAL PROVIDERS--0.70%
   1,700   Columbia HCA Health Care Corp.....................        07/15/45              6.630             1,614,191
                                                                                                          ------------
SECURITY SERVICES--4.38%
   3,250   Goldman Sachs Group...............................        03/19/01             6.238++            3,251,102
   2,300   Lehman Brothers Holdings Inc......................        04/02/02             6.904++            2,308,699
   4,500   Morgan Stanley Dean Witter & Co...................        04/22/04             6.290++            4,492,210
                                                                                                          ------------
                                                                                                            10,052,011
                                                                                                          ------------
TELECOMMUNICATIONS--2.61%
   6,000   US West Capital Funding Inc.+.....................        06/15/00             6.571++            5,998,380
                                                                                                          ------------
TOBACCO--1.68%
   4,000   Philip Morris Companies Inc.......................  04/01/04 to 07/15/05   7.000 to 7.500         3,860,745
                                                                                                          ------------
UTILITIES--2.28%
   1,590   Connecticut Light & Power Co......................        07/01/00              5.750             1,582,530
   1,663   Niagara Mohawk Power Co...........................        10/01/02              7.250             1,647,380

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE STRATEGIC FIXED INCOME INVESTMENTS

PRINCIPAL
 AMOUNT                                                              MATURITY             INTEREST
  (000)                                                               DATES                 RATES            VALUE
---------                                                      --------------------  -------------------  ------------
CORPORATE BONDS--(CONCLUDED)
UTILITIES--(CONCLUDED)
 $ 2,000   Texas Utilities Co.+..............................        06/25/01            6.725%++         $  1,997,490
                                                                                                          ------------
                                                                                                             5,227,400
                                                                                                          ------------
YANKEE--5.94%
   2,500   Compagnie Financiere de CIC et de l'Union
             Europeenne......................................        10/29/49             6.740++            2,387,500
   1,000   Korea Development Bank+...........................        10/06/00             7.154++              992,500
   1,000   Mexico Credit Link................................        02/25/02            10.510++            1,026,057
   2,900   Nacional Financiera...............................        05/08/03             7.941++            2,839,648
   1,000   National Power Corp...............................        05/15/28              9.625               889,314
   2,300   Nordbanken AB+....................................        11/29/49              8.950             2,278,700
   1,400   Petroleos Mexicanos...............................        09/15/27              9.500             1,351,000
   2,000   Telewest PLC......................................        10/01/07             11.000             1,877,500
                                                                                                          ------------
                                                                                                            13,642,219
                                                                                                          ------------
Total Corporate Bonds (cost--$69,298,814)....................                                               68,329,547
                                                                                                          ------------

CONVERTIBLE BONDS--0.89%
MEDIA--0.25%
     570   Clear Channel Communications......................        12/01/02              1.500               572,138
                                                                                                          ------------
SEMI-CONDUCTOR--0.43%
   1,000   Conexant Systems Inc..............................        02/01/07              4.000               997,500
                                                                                                          ------------
WIRELESS TELECOMMUNICATIONS--0.21%
     500   Nextel Communications Inc.+.......................        01/15/10              5.250               472,500
                                                                                                          ------------
Total Convertible Bonds (cost--$2,102,568)...................                                                2,042,138
                                                                                                          ------------

INTERNATIONAL GOVERNMENT OBLIGATIONS--3.37%
     394   Republic of Brazil................................        01/01/01             7.000++              390,648
   2,500   Republic of Columbia..............................        04/23/09              9.750             2,337,500
   1,500   Republic of Phillippines..........................        10/21/24              9.500             1,481,250
   4,000   United Mexican States.............................  04/07/04 to 12/31/19  6.250 to 9.780++        3,518,400
                                                                                                          ------------
Total International Government Obligations
  (cost--$7,620,743).........................................                                                7,727,798
                                                                                                          ------------

SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@--4.81%
   8,500   Federal Home Loan Bank Consolidated Discount
             Notes...........................................        02/16/00              5.720             8,480,733
   2,500   Federal National Mortgage Association Discount
             Notes...........................................        02/02/00              5.540             2,499,623
      70   U.S. Treasury Bills++++++.........................  02/10/00 to 02/17/00   4.950 to 5.000            69,865
                                                                                                          ------------
Total Short-Term U.S. Government and Agency Obligations
  (cost--$11,050,221)........................................                                               11,050,221
                                                                                                          ------------

REPURCHASE AGREEMENT--0.82%
   1,871   Repurchase Agreement dated 01/31/00 with State
             Street Bank & Trust Co., collateralized by
             $1,955,000 U.S. Treasury Notes, 5.625% due
             12/31/02 (value--$1,911,013);
             proceeds: $1,871,234 (cost--$1,871,000).........        02/01/00              4.500             1,871,000
                                                                                                          ------------
Total Investments (cost--$259,337,218)--109.31%..............                                              250,888,972
Liabilities in excess of other assets--(9.31)%...............                                              (21,375,304)
                                                                                                          ------------
Net Assets--100.00%..........................................                                             $229,513,668
                                                                                                          ============

                 See explanation of footnotes on following page

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE STRATEGIC FIXED INCOME INVESTMENTS

-----------------

++ Floating rate securities--The interest rates shown are the current rates as of January 31, 2000.
+      Illiquid securities represent 6.16% of net assets.
+++ Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool or mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
++++++ Entire or partial amount pledged as collateral for futures transactions.
@      Interest rates shown are discount rates at date of purchase.
ARM Adjustable Rate Mortgage--The interest rates shown are the current rates as of January 31, 2000.
COFI   Cost of Funds Index
REMIC  Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)    Annualized yield at date of purchase.

NUMBER OF                                                                      EXPIRATION
 OPTIONS                                                       STRIKE PRICE       DATES        VALUE
---------                                                      ------------  ---------------  --------
WRITTEN OPTIONS
    65     Eurodollar 1 Year Futures Puts....................     $93.50       December 2000  $130,000
    99     U.S. Treasury Bonds Futures Calls.................      94.00          March 2000    29,390
   134     U.S. Treasury Bonds Futures Calls.................      98.00          March 2000     2,094
    67     U.S. Treasury Bonds Futures Puts..................      86.00          March 2000     1,047
   134     U.S. Treasury Bonds Futures Puts..................      90.00          March 2000    31,406
    39     U.S. 10 Year Treasury Notes Futures Calls.........      98.00          March 2000     1,828
    39     U.S. 10 Year Treasury Notes Futures Puts..........      93.00          March 2000     6,094
                                                                                              --------
                                                                                              $201,859
                                                                                              ========

                                                                                                            UNREALIZED
NUMBER OF                                                                      IN          EXPIRATION      APPRECIATION
CONTRACTS                       CONTRACTS TO RECEIVE                      EXCHANGE FOR        DATES       (DEPRECIATION)
---------   ------------------------------------------------------------  -------------  ---------------  --------------
FUTURES CONTRACTS
    77      U.S. 10 Year Treasury Notes.................................  $  7,539,125        March 2000      $(240,969)
   119      U.S. 30 Year Treasury Bonds.................................    10,718,781        March 2000        255,301
   122      90 Day Eurodollar...........................................    30,878,675     December 2000       (261,275)
   132      90 Day Eurodollar...........................................    28,351,213        March 2001        (83,324)
    51      90 Day Eurodollar...........................................    11,740,838     December 2006          6,304
    22      90 Day Libor................................................    33,009,530        March 2000           (890)
                                                                                                              ---------
                                                                                                              $(324,853)
                                                                                                              =========

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                         UNREALIZED
                                                              CONTRACTS TO        IN         MATURITY   APPRECIATION
                                                                DELIVER      EXCHANGE FOR     DATES    (DEPRECIATION)
                                                              ------------   -------------   --------  --------------
Eurodollar..................................................  $ 4,060,000    US$ 4,132,999   02/07/00     $(168,492)
Eurodollar..................................................    3,510,000    US$ 3,565,107   02/17/00      (135,262)
Eurodollar..................................................    3,200,000    US$ 3,217,344   03/08/00       (85,674)
Japanese Yen................................................   70,000,000    US$  659,096    02/14/00         6,902
                                                                                                          ---------
                                                                                                          $(382,526)
                                                                                                          =========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE MUNICIPAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--93.94%
ALABAMA--0.24%
   $  125     Birmingham Medical Clinic Board Revenue Bapist
                Medical Centers (Escrow to Maturity)............        07/01/05             7.300%       $   132,755
                                                                                                          -----------
ARIZONA--2.86%
       65     Pima County Hospital Revenue St. Joseph Hospital
                Project (Escrow to Maturity)....................        01/01/09             7.500             70,781
    1,000     Santa Cruz County Industrial Development Authority
                Industrial Development Revenue (Optional Put
                08/01/07 @ 100).................................        08/01/20             4.750            944,420
      570     Show Low Industrial Development Authority Revenue
                Navapache Regional Medical Center Series A (ACA
                Insured)........................................        12/01/06             5.125            556,018
                                                                                                          -----------
                                                                                                            1,571,219
                                                                                                          -----------
ARKANSAS--0.36%
       60     Arkansas State Development Finance Authority (MBIA
                Insured)........................................        10/01/16             5.100             60,023
       30     Pulaski County Residental Housing Single Family
                (Escrow to Maturity)............................        06/01/10             7.250             32,412
      100     Springdale Residential Housing Mortgage Series A
                (FNMA Collateralized)...........................        09/01/11             7.650            103,697
                                                                                                          -----------
                                                                                                              196,132
                                                                                                          -----------
CALIFORNIA--10.96%
      880     Abag Finance Authority For Nonprofit Refunding
                Housing Sundale Arms Apartments Project A (FNMA
                Collateralized)*................................        03/01/19             5.100            766,295
      135     California Pollution Control Financing Kaiser
                Steel Corporation Project (Escrow to
                Maturity).......................................        10/01/08             7.250            144,565
      945     California Statewide Community Development Housing
                Riverside Gardens Project Series J (Letter of
                Credit)*........................................        10/01/12             5.100            874,796
       85     California Statewide Community Housing Senior Lien
                (FHA Insured)...................................        09/01/00             5.000             85,108
      120     Inglewood Residential Rehabilitation (Escrow to
                Maturity).......................................        08/01/10             7.500            131,291
      380     Lancaster Redevelopment Agency Multi-Family
                Housing Refunding FHA High Valley Apartments
                Project Series A (FHA Insured)..................        12/01/05             5.250            373,244
      550     Los Angeles Community Redevelopment Agency
                Refunding Monterey Hills Redevelopment Project
                B...............................................        12/01/22             8.650            584,006
      300     Los Angeles Multi-Family Revenue Housing
                Earthquake Rehabilitation Project Series C (FNMA
                Collateralized)*................................        07/01/07             5.150            295,272
      110     Palmdale Residential Mortgage (Escrow to
                Maturity).......................................        11/01/12             9.250            134,825
      500     Riverside County Housing Authority Revenue
                Refunding Breezewood Apartments Project
                Series B (MBIA Insured).........................        06/01/19             5.000            428,380
       20     Sacramento Utility District Electric Revenue
                (Escrow to Maturity)............................        02/01/11             5.500             20,168
    1,095     Sacramento Utility District Electric Revenue White
                Rock Project (Escrow to Maturity)...............  03/01/10 to 05/01/10   6.750 to 6.800     1,173,496
    1,005     Vista Multi-Family Housing Pepperwood Apartments
                (Mandatory Put 06/01/05 @ 100) (FNMA
                Collateralized).................................        06/01/25             5.700          1,013,633
                                                                                                          -----------
                                                                                                            6,025,079
                                                                                                          -----------
COLORADO--2.12%
      300     Colorado Housing Finance Authority Multi-Family
                Insured Mortgage C3 (FHA Insured)...............        10/01/21             5.700            278,850
      475     Colorado Housing Finance Authority Single Family
                Program Subordinated*...........................        11/01/04             5.750            467,604
      410     Lakewood Company Multi-Family Housing*............        10/01/15             6.550            420,869
                                                                                                          -----------
                                                                                                            1,167,323
                                                                                                          -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
CONNECTICUT--2.38%
   $1,500     Connecticut State Development Authority Revenue
                Life Care Facility Seabury Project (Asset
                Guaranty Insured)...............................        09/01/15             5.000%       $ 1,308,135
                                                                                                          -----------
DISTRICT OF COLUMBIA--3.64%
      555     District of Columbia Housing Finance Authority
                Certificate of Participation (Asset Guaranty
                Insured)........................................        06/01/08             4.850            516,816
    1,500     District of Columbia Series A (MBIA Insured)......        06/01/08             5.250          1,482,960
                                                                                                          -----------
                                                                                                            1,999,776
                                                                                                          -----------
FLORIDA--2.37%
      250     Alachua County Health Facilities Authority Shands
                Hospital at The University of Florida (MBIA
                Insured)........................................        12/01/05             6.100            257,967
      100     Clearwater Housing Development Corporation Revenue
                Refunding Clearwater Apartments Series A (FHA
                Insured)........................................        07/01/01             6.200            100,909
      100     Dade County Educational Facilities Authority
                Revenue (Letter of Credit)......................        01/01/02             5.150            100,680
      150     Palm Beach County Solid Waste Authority Revenue
                (Escrow to Maturity) (MBIA Insured).............        12/01/04             10.000           170,613
      240     Pasco County Housing Finance Authority Refunding
                Oak Trail Apartments Project Series B (Mandatory
                Put 06/01/08 @100) (AXA Reinsurance)............        06/01/27             5.500            239,189
      415     Pasco County MBIA (Escrow to Maturity) (MBIA
                Insured)........................................        08/01/08             6.375            432,177
                                                                                                          -----------
                                                                                                            1,301,535
                                                                                                          -----------
GEORGIA--1.98%
      350     Canton Housing Authority Multi-Housing Canterbury
                Ridge Apartments Project (FNMA
                Collateralized)*................................        03/01/08             4.900            335,325
      130     Gwinnett County Water & Sewer Authority (Escrow to
                Maturity).......................................        10/01/04             9.600            147,291
      600     Marietta Housing Authority Multi-Family Housing
                Refunding Ridge Apartments Project A (Mandatory
                Put 06/01/05 @ 100) (FNMA Collateralized).......        06/01/25             5.700            604,056
                                                                                                          -----------
                                                                                                            1,086,672
                                                                                                          -----------
ILLINOIS--4.60%
      240     Belleville St. Clair County (Escrow to
                Maturity).......................................        11/01/09             7.250            261,281
      350     Greater Peoria Airport Authority (AMBAC
                Insured)*.......................................        12/01/07             6.700            372,921
      500     Illinois Educational Facilities Authority Revenues
                Refunding Northwestern Medical Facility
                Foundation (MBIA Insured).......................        11/15/28             5.125            403,860
      710     Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity)........        08/01/06             7.250            752,678
      250     Palatine Housing Revenue Clover Ridge (Mandatory
                Put 12/15/02 @ 100) (Letter of Credit)..........        12/15/07             4.750            247,283
      510     St. Clair County Certificates Participation
                Series A (FSA Insured)..........................  10/01/07 to 10/01/08   4.900 to 5.000       489,882
                                                                                                          -----------
                                                                                                            2,527,905
                                                                                                          -----------
INDIANA--6.48%
      185     Fort Wayne Hospital Authority Revenue (Escrow to
                Maturity).......................................        01/01/07             6.625            193,769
       40     Fort Wayne Hospital Authority Revenue Lutheran
                Hospital Project (Escrow to Maturity)...........        01/01/02             6.875             40,692
      400     Fort Wayne Hospital Authority Revenue Parkview
                Memorial Hospital (Escrow to Maturity)..........        01/01/05             6.500            413,092
      200     Gary Mortgage Revenue Willow On Clark Apartments A
                (GNMA Collateralized)*..........................        08/20/38             5.400            165,794
      915     Indiana Health Facility Hospital Revenue Kings
                Daughters Hospital (Asset Guaranty Insured).....  02/15/04 to 02/15/05       5.000            902,290

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
INDIANA--(CONCLUDED)
   $  415     Indianapolis Economic Development Revenue Knob In
                The Woods Project (Mandatory Put 12/01/04 @ 100)
                (FNMA Collateralized)*..........................        12/01/24             6.375%       $   437,377
      600     Indianapolis Economic Development Revenue
                Refunding Bethany Series A (GNMA
                Collateralized)*................................        04/20/17             5.350            537,072
    1,000     New Castle Economic Development Revenue Refunding
                FHA Raintree Square Project A (FHA Insured).....        04/01/19             5.550            874,350
                                                                                                          -----------
                                                                                                            3,564,436
                                                                                                          -----------
IOWA--0.38%
      140     Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Forest Glen Apartments Project
                A (FNMA Collateralized).........................        11/01/03             4.700            137,465
       70     Iowa Finance Authority Multi-Family Revenue
                Refunding Housing Hillcrest Series C (FNMA
                Collateralized).................................        11/01/02             4.600             69,146
                                                                                                          -----------
                                                                                                              206,611
                                                                                                          -----------
KANSAS--0.06%
       35     Wichita Hospital Revenue St. Francis Hospital &
                Nursing Senior A (Escrow to Maturity)...........        10/01/07             6.750             35,154
                                                                                                          -----------
KENTUCKY--0.41%
       60     Kentucky State Revenue Turnpike Authority (Escrow
                to Maturity)....................................        07/01/09             7.200             65,585
      155     Kentucky State Revenue Turnpike Authority Toll
                Road (Escrow to Maturity).......................        07/01/08             5.875            158,255
                                                                                                          -----------
                                                                                                              223,840
                                                                                                          -----------
LOUISIANA--3.51%
      320     East Baton Rouge Parish Womans Hospital Foundation
                (Escrow to Maturity)............................        10/01/08             7.200            344,474
       80     East Baton Rouge Single-Family Mortgage Series C
                (GNMA/FNMA Collateralized)......................        04/01/32             7.000             81,314
      800     Louisiana Public Facilities Authority and Health
                Education Authority A1 (Mandatory Put 06/01/02 @
                100) (AMBAC Insured)............................        12/01/15             5.000            796,640
      650     Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity).......................................        05/01/05             8.750            707,635
                                                                                                          -----------
                                                                                                            1,930,063
                                                                                                          -----------
MASSACHUSETTS--2.41%
      520     Massachusetts Bay Transport Authority General
                Transportation Systems Series B (FSA Insured)...        03/01/26             5.250            450,492
    1,005     Massachusetts State Development Finance Agency
                Curry College Series A (ACA Insured)............        03/01/19             5.375            873,415
                                                                                                          -----------
                                                                                                            1,323,907
                                                                                                          -----------
MICHIGAN--0.93%
      130     Michigan State Hospital Finance Authority Revenue
                St. Joseph's Mercy Hospital (Escrow to
                Maturity).......................................        07/01/03             9.250            139,762
      160     Michigan State Housing Development Authority
                Series B*.......................................        12/01/12             7.650            163,536
      195     Michigan State Strategic Limited Obligation
                (Escrow to Maturity)............................        08/15/05             7.875            208,043
                                                                                                          -----------
                                                                                                              511,341
                                                                                                          -----------
MINNESOTA--0.97%
      315     Coon Rapids Hospital Revenue Health Central
                Incorporated (Escrow to Maturity)...............        08/01/08             7.625            344,125

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
MINNESOTA--(CONCLUDED)
   $  132     Eden Prairie Multi-Family Housing (GNMA
                Collateralized).................................        01/20/06             5.500%       $   132,663
       55     Moorhead Residential Mortgage (Escrow to
                Maturity).......................................        08/01/11             7.100             59,718
                                                                                                          -----------
                                                                                                              536,506
                                                                                                          -----------
MISSISSIPPI--0.75%
      450     Corinth Alcorn County Mississippi Hospital
                Refunding Magnolia Regional Health Center A.....        10/01/08             5.000            411,912
                                                                                                          -----------
MISSOURI--3.42%
    1,500     Missouri State Development Finance Board
                Recreation Facility YMCA Greater St. Louis
                Project Series A (Letter of Credit).............  09/01/06 to 09/01/08   4.600 to 4.800     1,385,345
      450     St. Charles County Industrial Development
                Refunding Garden View Care Center Project
                (Letter of Credit)..............................        11/15/16             5.400            370,085
      125     St. Louis County Single-Family Housing (AMBAC
                Insured)........................................        10/01/16             9.250            125,181
                                                                                                          -----------
                                                                                                            1,880,611
                                                                                                          -----------
NEBRASKA--0.45%
      250     Nebraska Investment Finance Authority Multi-Family
                Housing Series A (FNMA Collateralized)*.........        12/01/15             6.000            245,965
                                                                                                          -----------
NEW JERSEY--0.27%
      140     New Jersey Health Care Facilities Financing St.
                Barnabas Medical Center (Escrow to Maturity)....        07/01/11             7.000            149,876
                                                                                                          -----------
NEW MEXICO--1.59%
      945     Sandoval County Multi-Family Housing Arrowhead
                Ridge Apartments Series A (FSA Insured)*........        11/01/09             4.750            877,140
                                                                                                          -----------
NEW YORK--1.37%
      200     New York City Housing Authority Multi-Family
                Revenue Refunding Series A......................        07/01/05             5.250            197,492
      300     New York City Housing Authority Multi-Family
                Revenue Refunding Series A (AMBAC Insured)......        07/01/08             5.450            300,387
      195     Onondaga County Industrial Development Civic
                Facility Lemoyne College Project Series A.......        03/01/04             5.000            188,978
       75     Onondaga County Industrial Development Civic
                Facility Syracuse Home Association Project
                (Letter of Credit)..............................        12/01/07             4.500             68,572
                                                                                                          -----------
                                                                                                              755,429
                                                                                                          -----------
NORTH CAROLINA--0.64%
      375     Asheville Housing Authority Multi-Family Housing
                Woodridge Apartments (GNMA Collateralized)*.....        11/20/19             5.700            350,505
                                                                                                          -----------
NORTH DAKOTA--0.97%
      140     North Dakota Housing Finance Agency Series A*.....        01/01/10             4.750            129,924
      440     North Dakota Housing Finance Agency Series D*.....        01/01/10             4.750            406,133
                                                                                                          -----------
                                                                                                              536,057
                                                                                                          -----------
OHIO--0.40%
      160     Dayton Hospital Revenue Good Samaritan (Escrow to
                Maturity).......................................        12/01/05             6.000            164,120
       55     Ohio Housing Finance Agency Single-Family Mortgage
                Series C (GNMA Collateralized)*.................        09/01/21             7.850             56,548
                                                                                                          -----------
                                                                                                              220,668
                                                                                                          -----------
OKLAHOMA--2.23%
      335     Comanche County Hospital Authority Revenue
                Series A (Connie Lee Insured)...................        07/01/06             5.100            329,737

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
OKLAHOMA--(CONCLUDED)
   $  425     McAlester Public Works Authority Revenue (FSA
                Insured) (Escrow to Maturity)...................        12/01/04             8.250%       $   484,122
      490     Oklahoma City Public Property Authority Refunding
                and Improvement Oklahoma City Golf Systems
                (Asset Guaranty Insured)........................        10/01/12             4.750            414,074
                                                                                                          -----------
                                                                                                            1,227,933
                                                                                                          -----------
PENNSYLVANIA--10.40%
       95     Allegheny County Industrial Commercial Development
                MPB Association.................................        12/01/04             6.750             93,590
      140     Allegheny County Residential Mortgage Revenue
                Single-Family Mortgage Series D2 (GNMA
                Insured)*.......................................        05/01/08             4.850            131,068
      400     Blair County Hospital Authority Revenue Hospital
                Altoona Hospital Project A (AMBAC Insured)......        07/01/06             5.375            400,516
       30     Caln Township Municipal Sewer Revenue (Escrow to
                Maturity).......................................        01/01/09             5.700             30,512
      535     Chester County Health & Education Jefferson Health
                Systems Series B (AMBAC Insured)................        05/15/12             5.000            488,904
       50     Chester County Hospital Authority Revenue (Escrow
                to Maturity)....................................        07/01/09             7.500             54,517
       85     Conneaut School District (Escrow to Maturity)
                (AMBAC Insured).................................        05/01/02             9.250             89,722
      145     Lancaster County Hospital Authority Lancaster
                General Hospital Project (AMBAC Insured)........        07/01/11             4.750            128,625
       80     Lancaster Sewer Authority (Escrow to Maturity)....        04/01/12             6.000             82,677
      400     Luzerne County Industrial Development Authority
                Pennsylvania Gas & Water Series B*..............        12/01/22             7.125            412,096
       15     Montgomery County Higher Education Beaver College
                (Escrow to Maturity)............................        10/01/00             6.750             15,252
    1,000     Pennsylvania Housing Finance Agency Single-Family
                Mortgage Series 65A*............................        04/01/08             4.600            934,480
      600     Pennsylvania State Finance Authority Revenue
                (Investment Agreement - Sun America)............        11/01/09             6.600            630,888
      500     Pennsylvania State Higher Education Facilities
                Temple University First Series (MBIA Insured)...        04/01/29             5.000            409,690
      125     Philadelphia Hospital & Higher Education Health
                Systems Jefferson Health Systems A (MBIA
                Insured)........................................        05/15/07             5.250            123,797
      500     Philadelphia Hospitals & Higher Friends Hospital
                (ACA Insured)...................................        05/01/11             6.200            496,350
      125     Pittsburgh Urban Redevelopment Mortgage Series B
                (FNMA Collateralized)...........................  10/01/11 to 10/01/12   4.800 to 4.900       114,476
    1,180     Saucon Valley School District (AMBAC Insured).....        10/15/09             4.650          1,084,880
                                                                                                          -----------
                                                                                                            5,722,040
                                                                                                          -----------
RHODE ISLAND--1.63%
    1,000     Rhode Island State Turnpike & Bridge Refunding....        12/01/17             5.350            899,000
                                                                                                          -----------
SOUTH CAROLINA--1.48%
      220     Charleston County Hospital Facility Roper Hospital
                (Escrow to Maturity)............................        10/01/11             7.000            239,325
      325     South Carolina Jobs Economic Development
                Caterpillar Incorporated Project*...............        06/01/08             5.050            300,014
      285     South Carolina State Housing Multi-Family Housing
                (FHA Insured)...................................        07/01/27             6.050            276,096
                                                                                                          -----------
                                                                                                              815,435
                                                                                                          -----------
SOUTH DAKOTA--0.84%
      440     South Dakota State Health & Educational Revenue
                St. Lukes Hospital Project (Escrow to
                Maturity).......................................        10/01/07             6.800            463,659
                                                                                                          -----------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONTINUED)
TENNESSEE--4.02%
   $1,000     Bristol Industrial Development Board Refunding
                Shelby Heights Apartments Project...............        03/01/22             6.200%       $   989,270
      410     Knox County Health Educational & Housing Facility
                St. Mary's Medical Center (Escrow to
                Maturity).......................................        08/01/03             7.250            427,941
      185     La Follette Housing Development Corporation
                (FHA/MBIA Insured)..............................        01/01/05             5.400            185,544
      185     Metropolitan Government Nashville Health &
                Education Southern Advanatist Hospital Health
                Systems (Escrow to Maturity)....................        10/01/09             8.700            216,134
      420     Oak Ridge Industrial Development Board
                Multi-Family Housing The Gardens Series A (GNMA
                Collateralized).................................        08/20/13             5.125            392,318
                                                                                                          -----------
                                                                                                            2,211,207
                                                                                                          -----------
TEXAS--11.24%
      980     De Soto Housing Finance Corporation Multi-Family
                Mortgage The Colonies Apartments Project
                (Mandatory Put 10/01/07 @ 100) (FNMA
                Collateralized).................................        10/01/27             5.125            957,186
      300     Galveston County Housing Finance Corporation
                Single-Family Mortgage Revenue..................        04/01/15             9.750            311,034
      400     Hidalgo County Health Services Corporation Mission
                Hospital Project (Pre-Refunded 08/01/00 @
                103)............................................        02/01/25             10.250           423,644
      255     Houston Texas Airport Systems Revenue (Escrow to
                Maturity).......................................        07/01/10             7.600            283,751
    1,000     Lewisville Housing Finance Corporation
                Multi-Family Housing Lewisville Limited Project
                (FSA Insured)*..................................        12/01/08             5.000            961,930
      645     Odessa Junior College District Revenue
                Refunding & Imot Series A (MBIA Insured)........        12/01/09             4.750            594,277
    1,500     Southeast Housing Finance Corporation Series B
                (Pre-refunded to 12/01/02 @ 36.127).............        12/01/16             7.625#           417,075
      450     Tarrant County Health Facilities Development
                Mortgage South Central Nursing A (FHA/MBIA
                Insured)........................................        01/01/37             6.000            422,906
    1,100     Tarrant County Housing Finance Corporation
                Refunding Multi-Family Housing Summit Project A
                (Mandatory Put 09/01/07 @ 100) (FNMA
                Collateralized).................................        09/01/27             5.080          1,070,949
      735     Texas State Department Housing and Community
                Affairs Senior Dallas/Fort Worth Series A.......        07/01/06             6.000            737,668
                                                                                                          -----------
                                                                                                            6,180,420
                                                                                                          -----------
UTAH--2.61%
      270     Salt Lake City Hospital Revenue (Escrow to
                Maturity).......................................        06/01/09             7.350            290,628
      490     Salt Lake County Multi-Family Housing James Pointe
                Apartment (Mandatory Put 10/01/05 @ 100) (Asset
                Guaranty Insured)...............................        10/01/25             5.500            487,844
      105     Salt Lake County Water Conservation (Escrow to
                Maturity) (MBIA Insured)........................        10/01/02             10.875           115,603
      400     Utah State Housing Finance Agency Single-Family
                Mortgage Sub A1 (AMBAC Insured).................        07/01/08             5.900            396,272
       85     Utah State Housing Finance Agency Single-Family
                Mortgage Sub G (AMBAC Insured)..................        07/01/07             5.650             83,874
       60     Utah State Housing Finance Agency Single-Family
                Mortgage Sub H1 (AMBAC Insured).................        07/01/07             5.650             59,205
                                                                                                          -----------
                                                                                                            1,433,426
                                                                                                          -----------
WASHINGTON--0.44%
      265     Washington State Housing Finance Commission
                Single-Family PG Series 3A (FNMA/GNMA
                Collateralized)*................................        12/01/10             5.200            243,371
                                                                                                          -----------
WEST VIRGINIA--0.61%
       40     Kanawha County Residential Mortgage Revenue
                (Escrow to Maturity)............................        09/01/10             7.375             44,086

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE MUNICIPAL FIXED INCOME INVESTMENTS

 PRINCIPAL
   AMOUNT                                                               MATURITY            INTEREST
   (000)                                                                 DATES               RATES           VALUE
------------                                                      --------------------  ----------------  ------------
MUNICIPAL BONDS AND NOTES--(CONCLUDED)
WEST VIRGINIA--(CONCLUDED)
   $  300     Preston County Pollution Control Revenue
                Monongahhela Power Services.....................        03/01/03             4.500%       $   291,033
                                                                                                          -----------
                                                                                                              335,119
                                                                                                          -----------
WISCONSIN--1.43%
      735     Wisconsin Housing & Economic Development
                Series B*.......................................        09/01/08             4.850            685,726
      100     Wisconsin Housing & Economic Development
                Series G*.......................................        03/01/04             5.250             99,189
                                                                                                          -----------
                                                                                                              784,915
                                                                                                          -----------
WYOMING--0.49%
      295     Teton County Hospital District Refunding
                Improvement (ACA Insured).......................        12/01/09             5.100            269,801
                                                                                                          -----------
Total Municipal Bonds and Notes (cost--$54,373,242).............                                           51,662,878
                                                                                                          -----------

TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--0.63%
      348     FHA Insured Trust 1996-01, Class A1++
                (cost--$348,334)................................        11/01/06             6.100            348,334
                                                                                                          -----------

TAX FREE MONEY MARKET FUND--4.16%
        2,285   Municash Portfolio (cost--$2,285,361)...................................................    2,285,361
                                                                                                          -----------
                                                                                                           54,296,573
Total Investments (cost--$57,006,937)--98.73%...........................................................
                                                                                                              698,910
Other assets in excess of liabilities--1.27%............................................................
                                                                                                          -----------
Net Assets--100.00%.....................................................................................  $54,995,483
                                                                                                          ===========

-----------------

*      Security subject to Alternative Minimum Tax.
#      Zero coupon bond, rate represents annualized yield at date of purchsase.
++     Illiquid security, representing 0.63% of net assets.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
MBIA   Municipal Bond Investors Assurance.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES          VALUE
-------------                                                      ------------------------  --------------  ------------
LONG-TERM GLOBAL DEBT SECURITIES--90.45%
AUSTRALIA--2.62%
       4,200   Australia Commonwealth............................          07/15/05             7.500%       $  2,735,711
                                                                                                             ------------
CANADA--6.17%
       6,800   Government of Canada..............................    09/01/03 to 06/01/08    5.250 to 6.000     4,515,019
 USD   2,000   Government of Canada..............................          01/22/02             5.125           1,926,856
                                                                                                             ------------
                                                                                                                6,441,875
                                                                                                             ------------
CHILE--0.17%
USD      200   Republic of Chile.................................          04/28/09             6.875             181,410
                                                                                                             ------------
DENMARK--1.23%
       9,135   Kingdom of Denmark................................          11/15/07             7.000           1,285,014
                                                                                                             ------------
FRANCE--0.53%
         600   Republic of France................................          07/12/04             3.500             548,239
                                                                                                             ------------
GERMANY--18.19%
      20,480   Federal Republic of Germany.......................    06/15/01 to 07/04/09    3.000 to 6.750    18,993,037
                                                                                                             ------------
ITALY--3.91%
       3,120   Republic of Italy.................................          05/01/08             5.000           2,915,703
 JPY 120,000   Republic of Italy.................................          06/20/01             3.500           1,169,757
                                                                                                             ------------
                                                                                                                4,085,460
                                                                                                             ------------
JAPAN--0.89%
     100,000   Primus Financial Services.........................          12/16/02             0.790             932,172
                                                                                                             ------------
MALAYSIA--1.32%
USD    1,000   Petroliam Nasional Berhad.........................    10/18/06 to 10/15/26    7.125 to 7.625       934,134
USD      450   Tenaga Nasional Berhad............................          04/29/07             7.200             442,135
                                                                                                             ------------
                                                                                                                1,376,269
                                                                                                             ------------
MEXICO--2.70%
EUR      120   United Mexican States.............................          04/07/04             6.852             120,634
USD    2,850   United Mexican States#............................    01/15/07 to 12/31/19    6.250 to 9.875     2,696,797
                                                                                                             ------------
                                                                                                                2,817,431
                                                                                                             ------------
NETHERLANDS--11.81%
      13,363   Government of the Netherlands.....................    02/15/07 to 07/15/09    3.750 to 5.750    12,334,780
                                                                                                             ------------
NORWAY--5.74%
      42,600   Kingdom of Norway.................................    11/30/04 to 05/15/09    5.500 to 6.750     5,028,071
       1,000   Norsk Hydro AS....................................          01/15/10             6.250             967,607
                                                                                                             ------------
                                                                                                                5,995,678
                                                                                                             ------------
PHILIPPINES--2.17%
 USD   2,294   Republic of Phillippines..........................          10/21/24             9.500           2,265,325
                                                                                                             ------------
SOUTH KOREA--2.50%
USD    2,530   Republic of Korea.................................          04/15/08             8.875           2,612,858
                                                                                                             ------------
SPAIN--3.23%
       3,600   Kingdom of Spain..................................          07/30/09             5.150           3,367,435
                                                                                                             ------------
SWEDEN--7.25%
      72,600   Kingdom of Sweden.................................    04/20/06 to 01/28/09    3.500 to 6.500     7,576,227
                                                                                                             ------------
UNITED KINGDOM--8.45%
USD    2,600   Diageo PLC........................................          06/24/04             6.625           2,516,748

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE GLOBAL FIXED INCOME INVESTMENTS

  PRINCIPAL
   AMOUNT                                                                  MATURITY             INTEREST
   (000)**                                                                  DATES                RATES          VALUE
-------------                                                      ------------------------  --------------  ------------
         600   LCR Finance PLC...................................          12/31/10             4.750%       $    863,623
         650   Tesco PLC.........................................          12/18/09             5.125             919,042
       2,752   United Kingdom Gilt...............................    12/07/03 to 09/08/06    6.500 to 7.750     4,527,747
                                                                                                             ------------
                                                                                                                8,827,160
                                                                                                             ------------
UNITED STATES--11.57%
         550   Ameritech Capital Funding Co......................          05/18/09             6.250             492,525
       1,100   Amoco Corp........................................          06/09/08             6.000             992,420
       1,000   AT&T Universal Card Master Trust..................          09/17/03             5.620+            999,900
       1,950   Conoco Inc. ......................................          04/15/04             5.900           1,838,220
       1,000   Ford Motor Credit Co. ............................          07/16/01             6.210+          1,000,995
 EUR   1,000   General Motors Acceptance Corp. ..................          02/02/05             5.500             967,704
 JPY 131,000   General Motors Acceptance Corp. ..................          07/26/02             0.206+          1,221,694
         500   Israel Electric Corporation Limited MTN...........          10/15/09             8.250             494,274
       2,697   United States Treasury Notes......................    08/15/03 to 01/15/09    3.875 to 5.250     2,589,446
 JPY 100,000   Westpac Banking Corp..............................          09/24/01             0.990+            930,961
         550   Xerox Corp. MTN...................................          06/15/37             5.875             552,628
                                                                                                               12,080,767
                                                                                                             ------------
Total Long-Term Global Debt Securities (cost--$102,171,851)......                                              94,456,848
                                                                                                             ------------

SHORT-TERM GLOBAL DEBT SECURITIES--6.27%
KOREA--0.45%
 JPY  50,000   Korea Development Bank............................          05/30/00             2.950             469,114
                                                                                                             ------------
UNITED STATES--5.82%
       5,000   Federal National Mortgage Association Discount
                 Notes...........................................          02/10/00             5.460@          4,993,175
 JPY 114,000   International Bank Reconstruction & Development...          06/20/00             4.500           1,080,573
                                                                                                             ------------
                                                                                                                6,073,748
                                                                                                             ------------
Total Short-Term Global Debt Securities (cost--$7,528,372).......                                               6,542,862
                                                                                                             ------------

REPURCHASE AGREEMENT--0.37%
$        385   Repurchase Agreement dated 01/31/00 with State
                 Street Bank & Trust Co. collateralized by
                 $386,674 U.S. Treasury Bonds, 6.000% due
                 08/15/06
                 (value--$392,957); proceeds: $385,048
                 (cost--$385,000)................................          02/01/00             4.500             385,000
                                                                                                             ------------
Total Investments (cost--$110,085,223)--97.09%...................                                             101,384,710
Other assets in excess of liabilities--2.91%.....................                                               3,043,546
                                                                                                             ------------
Net Assets--100.00%..............................................                                            $104,428,256
                                                                                                             ============

-----------------

Note:  The Portfolio of investments is listed by the issuer's county of origin.
**     In local currency unless otherwise indicated.
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
+ Floating rate securities. The interest rates shown are the current rates as of January 31, 2000.
@      Interest rate shown is a discount rate at date of purchase.
EUR    Euro Dollars.
JPY    Japanese Yen.
MTN    Medium Term Notes.
USD    U.S. Dollars.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE GLOBAL FIXED INCOME INVESTMENTS

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                          UNREALIZED
                                                               CONTRACT TO         IN         MATURITY   APPRECIATION
                                                                 DELIVER      EXCHANGE FOR     DATES    (DEPRECIATION)
                                                              -------------  --------------   --------  --------------
Danish Kronas...............................................      2,286,653  USD    318,121   03/24/00     $ (17,197)
Euro Dollars................................................      5,844,494  USD  6,036,778   03/24/00      (310,160)
Euro Dollars................................................        152,964  USD    158,012   03/24/00        (8,133)
Japanese Yen................................................  2,055,829,228  USD 19,691,851   03/24/00      (367,987)
U.S. Dollars................................................      3,628,549  AUD  2,381,780   03/24/00        64,870
U.S. Dollars................................................      4,764,505  CAD  3,274,011   03/24/00       (12,378)
U.S. Dollars................................................     12,637,185  DKK  1,759,196   03/24/00        96,144
U.S. Dollars................................................        627,021  GBP  1,032,077   03/24/00        17,003
U.S. Dollars................................................      3,236,405  NOK    401,838   03/24/00        11,416
U.S. Dollars................................................     12,386,393  SEK  1,457,223   03/24/00        45,993
                                                                                                           ---------
                                                                                                           $(480,429)
                                                                                                           =========

CURRENCY TYPE ABBREVIATIONS:

AUD Australian Dollars.
CAD Canadian Dollars.
DKK Danish Kronas.
GBP British Pounds.
NOK Norwegian Krone.
SEK Swedish Krona.
USD U.S. Dollars.

INVESTMENTS BY TYPE OF ISSUER

                                                              PERCENT OF PORTFOLIO
                                                                     ASSETS
                                                              ---------------------
                                                              LONG-TERM  SHORT-TERM
                                                              ---------  ----------
Government and other public issuers.........................    76.32%       4.92%
Repurchase agreements.......................................       --        0.38
Bank and other financial institutions.......................     4.17        1.53
Industrial..................................................    12.68          --
                                                               ------      ------
                                                                93.17%       6.83%
                                                               ======      ======

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                            JANUARY 31, 2000 (UNAUDITED)

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON STOCKS--98.45%
AGRICULTURE, FOOD & BEVERAGE--2.03%
  40,600   Owens-Illinois, Inc.*..........................................................  $    743,487
 120,000   PepsiCo, Inc. .................................................................     4,095,000
 165,500   Tyson Foods Inc. ..............................................................     2,265,281
                                                                                            ------------
                                                                                               7,103,768
                                                                                            ------------
BANKS--6.38%
 114,811   AmSouth Bancorp. ..............................................................     2,002,017
 181,517   FleetBoston Financial Corp. ...................................................     5,706,441
 139,000   Hibernia Corp. ................................................................     1,459,500
  77,800   PNC Bank Corp. ................................................................     3,734,400
 122,658   US Bancorp.....................................................................     2,721,474
 166,900   Wells Fargo and Co. ...........................................................     6,676,000
                                                                                            ------------
                                                                                              22,299,832
                                                                                            ------------
CHEMICALS--3.26%
  52,700   Eastman Chemical Co. ..........................................................     2,101,412
  46,100   E.I. du Pont de Nemours and Co. ...............................................     2,719,900
 203,900   IMC Global Inc.(1).............................................................     3,338,862
 137,400   Lyondell Chemical Co. .........................................................     1,485,638
  43,100   Praxair Inc. ..................................................................     1,748,244
                                                                                            ------------
                                                                                              11,394,056
                                                                                            ------------
COMPUTER HARDWARE--5.53%
 296,600   Compaq Computer Corp. .........................................................     8,119,425
  59,700   Gateway, Inc.*(1)..............................................................     3,652,894
  38,800   Lexmark International Group, Inc.*.............................................     3,656,900
 187,300   Xerox Corp. ...................................................................     3,909,887
                                                                                            ------------
                                                                                              19,339,106
                                                                                            ------------
COMPUTER SOFTWARE--2.53%
 300,700   Compuware Corp.*...............................................................     6,371,081
  77,000   Unisys Corp.*..................................................................     2,454,375
                                                                                            ------------
                                                                                               8,825,456
                                                                                            ------------
CONSTRUCTION--4.97%
  25,900   Armstrong World Industries, Inc.(1)............................................       592,463
  83,800   Champion Enterprises Inc.*.....................................................       644,213
  61,000   Fleetwood Enterprises Inc. ....................................................       995,062
  76,400   Lafarge Corp. .................................................................     1,843,150
  57,160   Martin Marietta, Inc. .........................................................     2,400,720
 298,300   Masco Corp. ...................................................................     5,947,356
  66,064   Southdown, Inc. ...............................................................     3,307,329
  43,800   USG Corp.(1)...................................................................     1,647,975
                                                                                            ------------
                                                                                              17,378,268
                                                                                            ------------
CONSUMER DURABLES--0.90%
  65,200   Grainger (W. W.) Inc. .........................................................     3,125,525
                                                                                            ------------
DEFENSE/AEROSPACE--1.16%
 178,200   Raytheon Co.(1)................................................................     4,065,187
                                                                                            ------------
DRUGS & MEDICINE--6.29%
 155,300   Allergan, Inc. ................................................................     8,852,100
  38,475   Covance Inc.*..................................................................       531,436
  63,200   Genzyme Corp.*.................................................................     3,286,400
 137,100   Monsanto Co. ..................................................................     4,841,344
 111,200   Watson Pharmaceuticals, Inc.*..................................................     4,482,750
                                                                                            ------------
                                                                                              21,994,030
                                                                                            ------------
ELECTRIC UTILITIES--6.82%
 259,700   Central & South West Corp.(1)..................................................     5,242,694
  88,200   CMS Energy Corp.(1)............................................................     2,646,000

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
ELECTRIC UTILITIES--(CONCLUDED)
 131,300   Dominion Resources Inc. .......................................................  $  5,481,775
 130,000   Entergy Corp. .................................................................     3,241,875
 118,000   PECO Energy Co. ...............................................................     4,911,750
  65,000   Texas Utilities Co. ...........................................................     2,299,375
                                                                                            ------------
                                                                                              23,823,469
                                                                                            ------------
ELECTRICAL EQUIPMENT--2.10%
  53,735   Motorola, Inc. ................................................................     7,348,261
                                                                                            ------------
ENERGY SOURCES--1.42%
  59,200   Exxon Mobil Corp. .............................................................     4,943,200
                                                                                            ------------
FINANCIAL SERVICES--2.71%
 155,575   AON Corp.(1)...................................................................     4,025,503
 154,800   Household International, Inc. .................................................     5,456,700
                                                                                            ------------
                                                                                               9,482,203
                                                                                            ------------
FOOD RETAIL--1.30%
  57,100   Delhaize America Inc. .........................................................     1,024,231
 202,800   Kroger Co.*(1).................................................................     3,523,650
                                                                                            ------------
                                                                                               4,547,881
                                                                                            ------------
FOREST PRODUCTS, PAPER--4.90%
  29,800   Champion International Corp.(1)................................................     1,743,300
 165,700   Fort James Corp. ..............................................................     4,432,475
 105,300   Kimberly Clark Corp. ..........................................................     6,522,019
  61,300   Mead Corp. ....................................................................     2,283,425
  77,700   Westvaco Corp. ................................................................     2,131,894
                                                                                            ------------
                                                                                              17,113,113
                                                                                            ------------
FREIGHT, AIR, SEA & LAND--3.44%
 303,500   FedEx Corp.*(1)................................................................    12,007,219
                                                                                            ------------
HEAVY ELECTRIC--2.26%
  34,700   CommScope Inc.*................................................................     1,320,769
 119,200   Emerson Electric Co.(1)........................................................     6,563,450
                                                                                            ------------
                                                                                               7,884,219
                                                                                            ------------
HOUSEHOLD PRODUCTS--2.36%
  78,100   Dial Corp. ....................................................................     1,254,481
  47,100   National Service Industries, Inc. .............................................     1,171,613
 194,400   Newell Rubbermaid Inc.(1)......................................................     5,832,000
                                                                                            ------------
                                                                                               8,258,094
                                                                                            ------------
INDUSTRIAL PARTS--4.17%
  98,400   American Standard Companies Inc.*(1)...........................................     3,690,000
 119,300   Illinois Tool Works, Inc. .....................................................     6,979,050
  64,900   Pentair Inc. ..................................................................     2,174,150
  71,800   York International Corp. ......................................................     1,727,687
                                                                                            ------------
                                                                                              14,570,887
                                                                                            ------------
INDUSTRIAL SERVICES & SUPPLIES--1.02%
  38,300   Gatx Corp. ....................................................................     1,101,125
  94,000   Viad Corp. ....................................................................     2,473,375
                                                                                            ------------
                                                                                               3,574,500
                                                                                            ------------
INFORMATION & COMPUTER SERVICES--6.08%
  65,400   Computer Sciences Corp.*.......................................................     6,008,625
 132,300   Electronic Data Systems Corp.*.................................................     8,946,787
 128,120   First Data Corp.(1)............................................................     6,285,888
                                                                                            ------------
                                                                                              21,241,300
                                                                                            ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
COMMON) STOCKS--(CONCLUDED)
LEISURE--0.70%
 232,500   Mattel, Inc. ..................................................................  $  2,426,719
                                                                                            ------------
LIFE INSURANCE--3.34%
 116,100   CIGNA Corp. ...................................................................     8,330,175
  46,800   Lincoln National Corp. ........................................................     1,728,675
  64,000   Torchmark, Inc. ...............................................................     1,612,000
                                                                                            ------------
                                                                                              11,670,850
                                                                                            ------------
LONG DISTANCE & PHONE COMPANIES--1.37%
 111,300   SBC Communications, Inc. ......................................................     4,799,812
                                                                                            ------------
MEDICAL PRODUCTS--4.16%
 126,100   Alza Corp.*....................................................................     4,500,194
 104,800   Baxter International Inc. .....................................................     6,694,100
 135,300   St. Jude Medical, Inc.*........................................................     3,357,131
                                                                                            ------------
                                                                                              14,551,425
                                                                                            ------------
MEDICAL PROVIDERS--1.45%
  95,600   United Healthcare Corp. .......................................................     5,066,800
                                                                                            ------------
MOTOR VEHICLES--2.47%
 132,700   Federal Mogul Corp. ...........................................................     2,007,088
  61,600   Johnson Controls, Inc. ........................................................     3,403,400
 114,500   Lear Corp.*....................................................................     3,213,156
                                                                                            ------------
                                                                                               8,623,644
                                                                                            ------------
OIL REFINING--0.62%
  98,516   Ultramar Diamond Shamrock Corp. ...............................................     2,155,037
                                                                                            ------------

NUMBER OF
 SHARES                                                                                        VALUE
---------                                                                                   ------------
PUBLISHING--0.79%
  60,500   New York Times Co.(1)..........................................................  $  2,764,094
                                                                                            ------------
RAILROADS--4.12%
 478,500   Burlington Northern Santa Fe Inc. .............................................    11,513,906
 169,400   Norfolk Southern Corp.(1)......................................................     2,879,800
                                                                                            ------------
                                                                                              14,393,706
                                                                                            ------------
SECURITIES & ASSET MANAGEMENT--0.40%
  47,000   Reliastar Financial Corp. .....................................................     1,395,313
                                                                                            ------------
SEMICONDUCTOR--2.09%
 201,600   Advanced Micro Devices, Inc.*(1)...............................................     7,308,000
                                                                                            ------------
SPECIALTY RETAIL--1.94%
  78,800   Circuit City Stores, Inc. .....................................................     3,033,800
 117,700   Consolidated Stores Corp.*.....................................................     1,677,225
  50,000   Federated Department Stores, Inc.*.............................................     2,081,250
                                                                                            ------------
                                                                                               6,792,275
                                                                                            ------------
THRIFT--1.04%
 183,700   Greenpoint Financial Corp.(1)..................................................     3,639,556
                                                                                            ------------
TOBACCO--0.44%
  74,000   Philip Morris Companies, Inc. .................................................     1,549,375
                                                                                            ------------
WIRELESS TELECOMMUNICATIONS--1.89%
  62,100   Nextel Communications, Inc.*...................................................     6,605,888
                                                                                            ------------
Total Common Stocks (cost--$374,871,200)..................................................   344,062,068
                                                                                            ------------

PRINCIPAL
 AMOUNT                                                    MATURITY           INTEREST
  (000)                                                     DATES              RATES
---------                                            --------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--0.29%
 $ 1,000   U.S. Treasury Bills+ (cost--$999,737)...        02/03/00              4.740@         999,728
                                                                                           ------------
REPURCHASE AGREEMENT--1.63%
   5,705   Repurchase Agreement dated 01/31/00 with
             State Street Bank & Trust Co.,
             collateralized by $5,664,497 U.S.
             Treasury Notes, 6.00% due 08/15/00
             (value--$5,820,271); proceeds:
             $5,705,713
             (cost--$5,705,000)....................        02/01/00               4.500       5,705,000
                                                                                           ------------
Total Investments (cost--$381,575,937)--100.37%....                                         350,766,796
Liabilities in excess of other assets--(0.37)%.....                                          (1,283,391)
                                                                                           ------------
Net Assets--100.00%................................                                        $349,483,405
                                                                                           ============

-----------------

*      Non-Income producing security.
+      Entire or partial amount pledged as collateral for future transactions.
@      Interest rate shown is discount rate at date of purchase.
(1)    Security, or portion thereof, was on loan at January 31, 2000.

FUTURES CONTRACTS

NUMBER OF                                IN                            UNREALIZED
CONTRACTS   CONTRACTS TO RECEIVE    EXCHANGE FOR    EXPIRATION DATE   DEPRECIATION
----------  --------------------  ----------------  ----------------  -------------
    16      S&P 500.............     $3,245,288        March 2000       $(228,327)
                                                                        =========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------
COMMON STOCKS--99.93%
AGRICULTURE, FOOD & BEVERAGE--0.98%
  73,700   Coca-Cola Co. ......................................................................................  $  4,233,144
                                                                                                                 ------------
APPAREL, RETAIL--1.10%
 106,700   Gap, Inc. ..........................................................................................     4,768,156
                                                                                                                 ------------
BANKS--6.35%
  68,400   BankAmerica Corp. ..................................................................................     3,313,125
  85,800   Chase Manhattan Corp. ..............................................................................     6,901,538
 300,323   Citigroup, Inc. ....................................................................................    17,249,802
                                                                                                                 ------------
                                                                                                                   27,464,465
                                                                                                                 ------------
CHEMICALS--1.25%
  96,000   Sealed Air Corp. ...................................................................................     5,388,000
                                                                                                                 ------------
COMPUTER HARDWARE--10.14%
 197,550   Cisco Systems, Inc.*................................................................................    21,631,725
 372,000   Dell Computer Corp.*................................................................................    14,298,750
  41,500   International Business Machines.....................................................................     4,655,781
  64,100   3Com Corp.* ........................................................................................     3,253,075
                                                                                                                 ------------
                                                                                                                   43,839,331
                                                                                                                 ------------
COMPUTER SOFTWARE--5.67%
 193,700   Microsoft Corp.*....................................................................................    18,958,387
 111,600   Oracle Corp.* ......................................................................................     5,574,769
                                                                                                                 ------------
                                                                                                                   24,533,156
                                                                                                                 ------------
CONSTRUCTION--0.77%
 167,300   Masco Corp. (1).....................................................................................     3,335,544
                                                                                                                 ------------
DIVERSIFIED RETAIL--4.38%
 169,800   Kohls Corp.*........................................................................................    11,907,225
 128,100   Wal-Mart Stores, Inc. ..............................................................................     7,013,475
                                                                                                                 ------------
                                                                                                                   18,920,700
                                                                                                                 ------------
DRUGS & MEDICINE--9.96%
 200,900   Bristol-Myers Squibb Co. ...........................................................................    13,259,400
 135,500   Pfizer, Inc. .......................................................................................     4,928,813
 349,100   Schering-Plough Corp. ..............................................................................    15,360,400
 100,300   Warner Lambert Co. .................................................................................     9,522,231
                                                                                                                 ------------
                                                                                                                   43,070,844
                                                                                                                 ------------
ELECTRIC UTILITIES--1.57%
  84,600   AES Corp.* (1)......................................................................................     6,778,575
                                                                                                                 ------------
ELECTRICAL EQUIPMENT--8.43%
 156,100   Honeywell, Inc. ....................................................................................     7,492,800
  72,800   Nokia Corp. ADR.....................................................................................    13,322,400
 215,000   Solectron Corp.*....................................................................................    15,614,375
                                                                                                                 ------------
                                                                                                                   36,429,575
                                                                                                                 ------------
ENTERTAINMENT--1.12%
 107,500   Carnival Corp. .....................................................................................     4,844,219
                                                                                                                 ------------
FINANCIAL SERVICES--6.50%
 195,500   Associates First Capital Corp. .....................................................................     3,910,000
 125,000   General Electric Co. (1)............................................................................    16,671,875
 298,150   MBNA Corp. .........................................................................................     7,528,287
                                                                                                                 ------------
                                                                                                                   28,110,162
                                                                                                                 ------------

NUMBER OF
 SHARES                                                                                                             VALUE
---------                                                                                                        ------------
FOOD RETAIL--1.83%
 455,600   Kroger Co.* (1).....................................................................................  $  7,916,050
                                                                                                                 ------------
HOUSEHOLD PRODUCTS--1.96%
 143,300   Colgate-Palmolive Co. ..............................................................................     8,490,525
                                                                                                                 ------------
INDUSTRIAL PARTS--0.99%
  80,800   United Technologies Corp. ..........................................................................     4,277,350
                                                                                                                 ------------
INFORMATION & COMPUTER SERVICES--3.53%
 101,000   America Online Inc.* (1)............................................................................     5,750,688
  67,500   Computer Sciences Corp.*............................................................................     6,201,562
  31,500   PSINet Inc.* (1)....................................................................................     2,516,063
   2,500   Yahoo, Inc.* .......................................................................................       805,156
                                                                                                                 ------------
                                                                                                                   15,273,469
                                                                                                                 ------------
LEISURE--1.83%
 112,600   Harley Davidson Inc. (1)............................................................................     7,903,113
                                                                                                                 ------------
LONG DISTANCE & PHONE COMPANIES--7.00%
 319,700   AT&T Liberty Media Corp. (1)........................................................................    16,344,662
 215,000   Sprint Corp. .......................................................................................    13,907,813
                                                                                                                 ------------
                                                                                                                   30,252,475
                                                                                                                 ------------
MEDIA--4.30%
  71,900   Amfm Inc.* .........................................................................................     5,608,200
  70,000   Mediaone Group, Inc.*...............................................................................     5,565,000
  92,700   Time Warner, Inc. (1)...............................................................................     7,410,206
                                                                                                                 ------------
                                                                                                                   18,583,406
                                                                                                                 ------------
MEDICAL PRODUCTS--5.97%
 197,000   Medtronic, Inc. ....................................................................................     9,012,750
 393,400   Tyco International Ltd. ............................................................................    16,817,850
                                                                                                                 ------------
                                                                                                                   25,830,600
                                                                                                                 ------------
OTHER INSURANCE--2.47%
 102,700   American International Group, Inc. (1)..............................................................    10,693,637
                                                                                                                 ------------
SECURITIES & ASSET MANAGEMENT--2.45%
 159,800   Morgan Stanley Dean Witter Discover & Co. ..........................................................    10,586,750
                                                                                                                 ------------
SEMICONDUCTOR--6.60%
 119,200   Altera Corp.* (1)...................................................................................     7,837,400
 201,200   Intel Corp. (1).....................................................................................    19,906,225
   3,900   JDS Uniphase Corp.* ................................................................................       795,356
                                                                                                                 ------------
                                                                                                                   28,538,981
                                                                                                                 ------------
SPECIALTY RETAIL--2.78%
 177,350   Home Depot, Inc. ...................................................................................    10,042,444
  27,000   Tiffany & Co. ......................................................................................     1,998,000
                                                                                                                 ------------
                                                                                                                   12,040,444
                                                                                                                 ------------
Total Common Stocks (cost--$313,450,549).......................................................................   432,102,671
                                                                                                                 ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

PRINCIPAL
 AMOUNT                                                                        MATURITY            INTEREST
  (000)                                                                          DATE                RATE           VALUE
---------                                                                --------------------  ----------------  ------------
REPURCHASE AGREEMENT--0.10%

$     436  Repurchase Agreement dated 1/31/2000 with State Street
             Bank & Trust Co., collateralized by $432,905 U.S.
             Treasury Notes, 6.00% due 8/15/00 (value--$444,810);
             proceeds: $436,055
             (cost--$436,000)..........................................        02/01/00             4.500%       $    436,000
                                                                                                                 ------------
                                                                                                                  432,538,671
Total Investments (cost--$313,886,549)--100.03%........................
                                                                                                                     (126,783)
Liabilities in excess of other assets--(0.03)%.........................
                                                                                                                 ------------
Net Assets--100.00%....................................................                                          $432,411,888
                                                                                                                 ============

-----------------

*      Non-Income producing security.
ADR    American Depositary Receipt.
(1)    Security, or a portion thereof, was on loan at January 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--94.82%
AGRICULTURE, FOOD & BEVERAGE--4.28%
   9,700   Andersons Inc. ....................................................................................  $     73,356
 146,400   McCormick & Company Inc. ..........................................................................     3,870,450
  13,700   Nash Finch Co. ....................................................................................       113,881
  18,950   Pilgrims Pride Corp., Class A......................................................................       106,594
  37,900   Pilgrims Pride Corp., Class B......................................................................       288,987
  16,600   Sanderson Farms Inc. ..............................................................................       131,762
   5,500   Suprema Specialties Inc.*..........................................................................        57,063
   9,300   Sylvan, Inc.*......................................................................................        81,375
 284,300   Whitman Corp. .....................................................................................     3,571,519
  20,000   WLR Foods Inc.*....................................................................................       110,000
                                                                                                                ------------
                                                                                                                   8,404,987
                                                                                                                ------------
AIRLINES--0.57%
   3,500   Alaska Air Group, Inc.*............................................................................       111,562
  44,700   America West Holding Corp.*........................................................................       799,012
   7,100   Amtran Inc.*.......................................................................................       110,938
  49,600   Hawaiian Airlines Inc.*............................................................................        96,100
                                                                                                                ------------
                                                                                                                   1,117,612
                                                                                                                ------------
ALCOHOL--0.03%
   1,200   Golden State Vintners, Inc.*.......................................................................         5,550
   5,900   Todhunter International Inc.*......................................................................        51,625
                                                                                                                ------------
                                                                                                                      57,175
                                                                                                                ------------
APPAREL, RETAIL--0.42%
   3,000   Finish Line Inc.*..................................................................................        17,250
  27,400   Genesco Inc.*......................................................................................       239,750
  40,200   Goodys Family Clothing Inc.*.......................................................................       194,719
   8,200   Jos. A. Bank Clothiers, Inc.*......................................................................        28,700
  12,400   One Price Clothing Stores Inc.*....................................................................        38,750
  13,100   Paul Harris Stores Inc.*...........................................................................        39,709
   3,100   Premiumwear Inc.*..................................................................................        16,663
   5,700   S & K Famous Brands Inc.*..........................................................................        37,762
   7,700   Shoe Carnival, Inc.*...............................................................................        62,322
  14,200   Syms Corp.*........................................................................................        63,900
   3,600   United Retail Group Inc.*..........................................................................        35,550
   3,800   Wet Seal Inc.*.....................................................................................        47,500
                                                                                                                ------------
                                                                                                                     822,575
                                                                                                                ------------
APPAREL, TEXTILES--1.25%
  10,800   Brown Shoe Inc. ...................................................................................       112,050
  64,000   Burlington Industries Inc.*........................................................................       200,000
  32,700   Chaus Bernard Inc.*................................................................................        61,312
   8,925   Conso International Corp.*.........................................................................        76,978
   4,100   Culp, Inc. ........................................................................................        25,112
   6,300   Dan River Inc.*....................................................................................        29,925
   3,832   Decorator Industries, Inc. ........................................................................        19,400
  14,700   Dixie Group Inc.*..................................................................................        91,875
   6,400   Garan Inc. ........................................................................................       183,200
   9,500   Gerber Childrenswear Inc.*.........................................................................        43,344
   1,800   Hallwood Group Inc.*...............................................................................        19,688
   4,600   Hampshire Group, Ltd.*.............................................................................        42,550
   5,800   K-Swiss, Inc. .....................................................................................        71,775
  19,600   Kellwood Co. ......................................................................................       345,450
  10,600   Maxwell Shoe Inc.*.................................................................................        87,450
  15,700   Movie Star Inc.*...................................................................................        12,756

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
APPAREL, TEXTILES--(CONCLUDED)
  15,300   Nautica Enterprises Inc.*..........................................................................  $    136,744
   9,600   Oxford Industries Inc. ............................................................................       165,600
   8,100   Perry Ellis International Inc.*....................................................................        92,391
  17,200   Pillowtex Corp.* (1)...............................................................................        73,100
   5,200   Sport Haley Inc.*..................................................................................        22,100
   6,900   Tandy Brands Accessories Inc.*.....................................................................       103,500
   3,900   Tarrant Apparel Group*.............................................................................        24,375
   4,900   Westpoint Stevens Inc. ............................................................................        80,544
   3,600   Weyco Group Inc. ..................................................................................        86,400
  27,700   Wolverine World Wide Inc. .........................................................................       252,762
                                                                                                                ------------
                                                                                                                   2,460,381
                                                                                                                ------------
BANKS--1.23%
   1,100   American Bank Inc. ................................................................................        24,200
  25,000   Commercial Federal Corp. ..........................................................................       362,500
  17,500   Corus Bank Shares Inc. ............................................................................       434,219
  18,600   Delta Financial Corp.*.............................................................................        76,725
  12,800   First Citizens Bancshares, Inc. ...................................................................       779,200
   3,200   GBC Bancorp........................................................................................        62,400
   6,800   Merchants Bancshares Inc. .........................................................................       144,500
  10,600   National City Bancorp. ............................................................................       185,500
   2,600   Northrim Bank Alaska...............................................................................        23,481
   9,700   Sterling Financial Corp.*..........................................................................       112,763
  16,100   U.S. Bancorp, Inc. ................................................................................       171,062
   2,600   Yardville National Bancorp.........................................................................        28,275
                                                                                                                ------------
                                                                                                                   2,404,825
                                                                                                                ------------
CHEMICALS--2.57%
   4,100   American Biltrite Inc. ............................................................................        57,913
   3,000   American Vanguard Corp. ...........................................................................        20,250
   4,800   Ameron, Inc. ......................................................................................       187,200
   1,000   Associate Materials Inc. ..........................................................................        13,250
  24,000   Avery Dennison Corp. ..............................................................................     1,626,000
   9,600   Bairnco Corp. .....................................................................................        62,400
  10,600   Congoleum Corp.*...................................................................................        37,100
 101,100   Ethyl Corp. .......................................................................................       385,444
  50,400   Gencorp Inc. ......................................................................................       409,500
  21,500   General Chemical Group Inc. .......................................................................        48,375
   5,020   Gentek, Inc. ......................................................................................         1,293
  12,200   Ivex Packaging Corp.*..............................................................................        92,262
   3,900   Lydall Inc.*.......................................................................................        29,250
  61,600   NL Industries Inc. ................................................................................       889,350
  50,400   Omnova Solutions Inc. .............................................................................       378,000
   8,100   Patrick Industries Inc. ...........................................................................        95,175
  10,800   Quaker Chemical....................................................................................       155,925
   5,300   Raven Industries Inc. .............................................................................        76,187
  11,700   Stepan Chemical Co. ...............................................................................       257,400
   5,200   Summa Industries*..................................................................................        57,200
   7,500   Sybron Chemicals Inc.*.............................................................................       105,937
   3,400   Wynn's International Inc. .........................................................................        53,125
                                                                                                                ------------
                                                                                                                   5,038,536
                                                                                                                ------------
COMPUTER HARDWARE--1.87%
  14,400   Amplicon Inc. .....................................................................................       158,400
   9,400   Gradco Systems Inc.*...............................................................................        19,388
  29,800   Inacom Corp.*......................................................................................       141,550

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
COMPUTER HARDWARE--(CONCLUDED)
   4,100   McRae Industries Inc. .............................................................................  $     22,037
  21,100   Paravant Inc.*.....................................................................................        59,344
  49,000   Pitney Bowes, Inc. ................................................................................     2,401,000
  14,400   PSC Inc.*..........................................................................................       115,200
  15,200   Savoir Technology Group Inc.* (1)..................................................................       105,450
  17,000   Splash Technology Holdings Inc.*...................................................................       228,437
  43,300   Systemax Inc.*.....................................................................................       408,644
                                                                                                                ------------
                                                                                                                   3,659,450
                                                                                                                ------------
COMPUTER SOFTWARE--0.54%
  19,100   Alternative Resources Corp.*.......................................................................        82,369
  40,400   Avant Corp.*.......................................................................................       719,625
   6,100   CFI Proservices Inc.*..............................................................................        52,231
   9,600   Comdial Corp.*.....................................................................................       114,000
   2,700   Cotelligent, Inc.*.................................................................................        14,175
   4,300   Software Spectrum, Inc.* (1).......................................................................        69,875
                                                                                                                ------------
                                                                                                                   1,052,275
                                                                                                                ------------
CONSTRUCTION--6.08%
  22,300   American Homestar Corp.*...........................................................................        66,900
  10,100   Beazer Homes USA, Inc.*............................................................................       185,587
   8,500   Butler Manufacturing Co. ..........................................................................       191,250
  10,500   Cameron Ashley Building Products, Inc.*............................................................       145,031
  21,720   Cavalier Homes Inc. ...............................................................................        85,523
  14,400   Champion Enterprise Inc.*..........................................................................       110,700
   8,600   CoorsTek, Inc.*....................................................................................       154,800
  77,200   D.R. Horton Inc. (1)...............................................................................       892,625
   7,200   Dayton Superior Corp.*.............................................................................       166,050
   6,100   Dominion Homes Inc.*...............................................................................        32,406
  13,800   Drew Industries Inc.*..............................................................................       129,375
  13,500   Engle Homes Inc. ..................................................................................       143,438
   3,500   Granite Construction Inc. .........................................................................        69,781
  33,800   Hovnanian Enterprises Inc.*........................................................................       211,250
   5,200   International Aluminum Corp. ......................................................................       118,300
  10,700   M/I Schottenstein Homes, Inc. .....................................................................       139,100
  19,900   M.D.C. Holdings, Inc. .............................................................................       281,087
   2,700   Meadow Valley Corp.*...............................................................................        10,125
   4,300   Miller Building Systems Inc.*......................................................................        21,500
  13,100   Morrison Knudsen Corp.*............................................................................        96,613
  21,900   NCI Building Systems Inc.*.........................................................................       331,237
   3,800   Nobility Homes Inc.*...............................................................................        21,375
  13,200   NVR Inc.*..........................................................................................       597,300
  13,600   Palm Harbor Homes Inc.*............................................................................       211,650
   5,000   Park Ohio Holdings Corp.*..........................................................................        46,563
   6,900   Perini Corp.*......................................................................................        31,913
  25,100   Pulte Corp. .......................................................................................       437,681
   1,800   Railworks Corp.*...................................................................................        18,900
   2,400   Resortquest International Inc.*....................................................................        11,700
  13,100   Robertson Ceco Corp.*..............................................................................       128,544
 190,900   Rouse Co. .........................................................................................     4,247,525
  18,000   Ryland Group Inc. .................................................................................       295,875
   4,000   Silverleaf Resorts Inc.*...........................................................................        27,500
  10,900   Skyline Corp. .....................................................................................       224,812
  14,700   Southern Energy Homes Inc.*........................................................................        26,644
  35,900   Standard Pacific Corp. ............................................................................       334,319

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
CONSTRUCTION--(CONCLUDED)
  44,100   Toll Brothers Inc.*................................................................................  $    749,700
   8,900   Trammell Crow Co.*.................................................................................        99,013
  16,200   United States Home Corp.*..........................................................................       387,787
   9,400   Washington Homes Inc.*.............................................................................        50,525
  22,000   Webb Delaware Corp.*...............................................................................       401,500
                                                                                                                ------------
                                                                                                                  11,933,504
                                                                                                                ------------
CONSUMER DURABLES--4.92%
  12,900   Chromcraft Revington Inc.*.........................................................................       120,131
  12,200   Flexsteel Industries Inc. .........................................................................       150,975
 189,200   Herman Miller Inc. ................................................................................     4,126,925
   8,900   Home Products International Inc.*..................................................................       116,952
  63,900   Interface, Inc. ...................................................................................       311,512
 185,400   Leggett & Platt, Inc. .............................................................................     3,337,200
 114,800   Pier 1 Imports Inc. ...............................................................................       947,100
   2,100   Pulaski Furniture Corp. ...........................................................................        36,750
  16,390   Rowe Furniture Corp. ..............................................................................       141,364
  19,900   Royal Appliance Manufacturing Co.*.................................................................       101,988
   8,600   Stanley Furniture Co., Inc.*.......................................................................       154,800
  19,400   Sullivan Industries Holdings Inc.*.................................................................        11,058
   6,788   Virco Manufacturing Corp. .........................................................................        85,274
                                                                                                                ------------
                                                                                                                   9,642,029
                                                                                                                ------------
DEFENSE & AEROSPACE--0.60%
   4,900   Curtiss Wright Corp. ..............................................................................       174,869
   1,300   Ducommun Inc.*.....................................................................................        14,056
   8,100   EDO Corp. .........................................................................................        53,662
   6,200   Herley Industries, Inc.*...........................................................................        86,025
   1,900   International Airline Support Inc.*................................................................         5,938
   6,900   Kellstrom Industries Inc.*.........................................................................        58,219
   1,000   LMI Aerospace Inc.*................................................................................         3,625
  29,100   Precision Castparts Corp. .........................................................................       745,687
   6,000   SIFCO Industries, Inc. ............................................................................        40,500
                                                                                                                ------------
                                                                                                                   1,182,581
                                                                                                                ------------
DIVERSIFIED RETAIL--0.37%
  18,500   Bon Ton Stores Inc.*...............................................................................        67,063
   8,700   Elder Beerman Stores Corp.*........................................................................        43,500
  45,900   Homebase Inc.*.....................................................................................       146,306
  20,700   RDO Equipment Co.*.................................................................................       122,906
  17,600   Shopko Stores, Inc.*...............................................................................       322,300
   5,300   Specialty Catalog Corp.*...........................................................................        22,525
                                                                                                                ------------
                                                                                                                     724,600
                                                                                                                ------------
DRUGS & MEDICINE--0.66%
   3,000   Amerisource Health Corp.*..........................................................................        54,375
     300   Chattem, Inc.*.....................................................................................         5,872
  63,266   Herbalife International Inc., Class A..............................................................       933,173
  19,533   Herbalife International Inc., Class B..............................................................       288,112
   7,100   Natural Alternatives International Inc.*...........................................................        14,200
                                                                                                                ------------
                                                                                                                   1,295,732
                                                                                                                ------------
ELECTRIC UTILITIES--0.99%
   8,900   Bangor Hydro Electric Co. .........................................................................       131,275
  14,271   Lennox International Inc. .........................................................................       133,791
     400   Maine Public Service Co. ..........................................................................         6,750

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
ELECTRIC UTILITIES--(CONCLUDED)
  49,300   Public Service Co. of New Mexico...................................................................  $    782,637
  43,500   RGS Energy Group Inc. .............................................................................       878,156
                                                                                                                ------------
                                                                                                                   1,932,609
                                                                                                                ------------
ELECTRICAL POWER--0.67%
   5,700   Aztec Manufacturing Co. ...........................................................................        59,850
  10,100   Carbide/Graphite Group Inc.*.......................................................................        67,544
  12,400   Cherry Corp.*......................................................................................       186,000
  28,300   Hughes Supply, Inc. ...............................................................................       498,787
  10,500   Lamson & Sessions Co.*.............................................................................        68,250
   2,800   Lincoln Electric Holdings Inc. ....................................................................        54,775
   5,400   Woodhead Industries................................................................................        67,500
  13,400   Woodward Governor Co. .............................................................................       309,038
                                                                                                                ------------
                                                                                                                   1,311,744
                                                                                                                ------------
ELECTRONIC COMPONENTS--0.23%
   7,100   Axsys Technologies Inc.*...........................................................................        86,975
   3,100   SLI, Inc. .........................................................................................        36,425
  14,200   Triumph Group Inc.*................................................................................       325,713
                                                                                                                ------------
                                                                                                                     449,113
                                                                                                                ------------
ENTERTAINMENT--0.94%
  40,100   Carnival Corp. ....................................................................................     1,807,006
   3,500   Funco, Inc.*.......................................................................................        36,094
                                                                                                                ------------
                                                                                                                   1,843,100
                                                                                                                ------------
ENVIRONMENTAL SERVICES--0.25%
   7,100   Exponent Inc.*.....................................................................................        51,475
  13,300   IT Group, Inc.*....................................................................................       101,412
   1,600   Met-Pro Corp. .....................................................................................        16,000
  28,700   Ogden Corp.*.......................................................................................       324,669
                                                                                                                ------------
                                                                                                                     493,556
                                                                                                                ------------
FINANCIAL SERVICES--3.28%
  30,700   Advanta Corp. (1)..................................................................................       567,950
  59,000   Amresco Inc.*......................................................................................        81,125
  47,500   Arcadia Financial Ltd.*............................................................................       222,656
  28,000   Bluegreen Corp.*...................................................................................       105,000
   5,100   CCBT Financial Companies Inc. .....................................................................        73,631
  19,000   Consumer Portfolio Services Inc.*..................................................................        29,094
   3,800   DeWolfe Companies, Inc.*...........................................................................        24,700
  14,500   Ezcorp Inc. .......................................................................................        64,344
  22,000   First Alliance Co.*................................................................................        45,375
  25,200   Gallagher (Arthur J.)& Co. ........................................................................     1,354,500
     500   Hawthorne Financial Corp.*.........................................................................         4,875
   9,200   Kaye Group Inc. ...................................................................................        72,450
  12,100   Main St. & Main Inc.*..............................................................................        38,569
   1,800   Matrix Bancorp Inc.*...............................................................................        21,825
 127,800   MBNA Corp. ........................................................................................     3,226,950
  22,700   MIM Corp.*.........................................................................................       131,944
   3,700   New Century Financial Corp.*.......................................................................        37,462
   3,600   Onyx Acceptance Corp.*.............................................................................        21,600
   3,200   Pacific Crest Capital Inc. ........................................................................        36,400
   5,900   Refac*.............................................................................................        29,869
  26,350   Resource Bank Shares Mortgage Group Inc. ..........................................................       107,870

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
FINANCIAL SERVICES--(CONCLUDED)
   1,300   TFC Enterprises, Inc.*.............................................................................  $      4,388
   1,700   Union Acceptance Corp.*............................................................................        10,731
  23,000   World Acceptance Corp.*............................................................................       115,000
                                                                                                                ------------
                                                                                                                   6,428,308
                                                                                                                ------------
FOOD RETAIL--0.19%
  31,000   7 Eleven Inc.*.....................................................................................        83,313
  25,000   M & F Worldwide Corp.*.............................................................................       131,250
   8,700   Marsh Supermarkets Inc. ...........................................................................       123,975
   3,650   Schultz Sav-O Stores, Inc. ........................................................................        42,431
                                                                                                                ------------
                                                                                                                     380,969
                                                                                                                ------------
FOREST PRODUCTS, PAPER--0.42%
  34,400   ACX Technologies, Inc.*............................................................................       184,900
   3,000   Baltek Corp.*......................................................................................        24,750
   6,400   BCT International Inc.*............................................................................        12,400
   9,450   Fibermark Inc.*....................................................................................        99,816
   1,000   Quipp Inc.*........................................................................................        15,500
  14,290   Republic Group Inc. ...............................................................................       189,342
  19,100   Schweitzer Mauduit International Inc. .............................................................       272,175
   1,500   Universal Forest Products, Inc. ...................................................................        18,750
   1,100   Wickes Co.*........................................................................................         6,600
                                                                                                                ------------
                                                                                                                     824,233
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--1.97%
  23,800   Arkansas Best Corp.*...............................................................................       282,625
  34,900   Arnold Industries Inc. ............................................................................       471,150
   4,300   Boyd Brothers Transportation Inc.*.................................................................        30,100
   8,500   Consolidated Delivery & Logistics Inc.*............................................................        26,563
  27,400   Consolidated Freightways Corp.*....................................................................       159,262
  12,500   Covenant Transport, Inc., Class A*.................................................................       167,187
  12,200   Dynamex Inc.* (2)..................................................................................             0
   5,800   Genesee & Wyoming Inc.*............................................................................        73,225
  20,600   Kitty Hawk Inc.*...................................................................................       141,625
  12,200   Landstar Systems Inc.*.............................................................................       574,925
  14,200   Old Dominion Freight Lines Inc.*...................................................................       168,625
  10,200   PAM Transportation Services Inc.*..................................................................       102,638
  36,500   Roadway Express Inc. ..............................................................................       839,500
   6,100   Smithway Motor Xpress Corp.*.......................................................................        23,638
   8,100   Transport Corp. of America*........................................................................       123,525
  17,800   U.S. Xpress Enterprises Inc.*......................................................................       115,700
  11,300   USA Truck Inc.*....................................................................................        97,109
  30,100   Yellow Corp.*......................................................................................       459,025
                                                                                                                ------------
                                                                                                                   3,856,422
                                                                                                                ------------
GAS UTILITY--0.04%
   3,850   Energysouth Inc. ..................................................................................        73,150
                                                                                                                ------------
HEALTH & PERSONAL CARE--0.01%
   5,400   Hawaii Tech Pharmacal Company Inc.*................................................................        24,638
                                                                                                                ------------
HEAVY MACHINERY--0.53%
  13,800   Cascade Corp. .....................................................................................       139,725
  16,400   Columbus McKinnon Corp. ...........................................................................       223,450
   7,800   Gehl Co.*..........................................................................................       145,275
   9,900   NACCO Industries Inc. .............................................................................       502,425

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
HEAVY MACHINERY--(CONCLUDED)
   1,300   Richton International Corp.*.......................................................................  $     20,556
                                                                                                                ------------
                                                                                                                   1,031,431
                                                                                                                ------------
HOTELS--0.71%
   4,500   Black Hawk Gaming & Development Inc.*..............................................................        27,000
  74,900   Boyd Gaming Corp.*.................................................................................       397,906
   5,900   Lady Luck Gaming Corp.* (1)........................................................................        65,638
  12,825   Lakes Gaming Inc.*.................................................................................       118,631
  33,900   Lodgian Inc.*......................................................................................       137,719
   6,784   Playcore Inc.*.....................................................................................        50,880
  62,500   Prime Hospitality Corp.*...........................................................................       492,187
  18,700   Suburban Lodges America Inc.*......................................................................        95,838
                                                                                                                ------------
                                                                                                                   1,385,799
                                                                                                                ------------
HOUSEHOLD PRODUCTS--3.98%
  69,000   Clorox Co. (1).....................................................................................     3,294,750
   7,500   CPAC Inc. .........................................................................................        57,188
  31,700   Fortune Brands, Inc. ..............................................................................       919,300
  16,700   French Fragrances Inc.* (1)........................................................................       108,550
  24,700   Jason Inc.*........................................................................................       256,262
  15,200   Lifetime Hoan Corp. ...............................................................................        95,000
 102,400   Newell Rubbermaid, Inc. ...........................................................................     3,072,000
   4,900   Styling Technology Corp.*..........................................................................         2,756
                                                                                                                ------------
                                                                                                                   7,805,806
                                                                                                                ------------
INDUSTRIAL SERVICES & SUPPLIES--3.63%
   8,900   Amerco*............................................................................................       231,400
   4,100   American Business Products, Inc. ..................................................................        80,975
  37,800   Avis Rental A Car Inc.*............................................................................       803,250
   1,400   Butler International Inc.*.........................................................................        14,437
  22,000   CDI Corp.*.........................................................................................       512,875
   7,400   Childrens Comprehensive Services*..................................................................        40,700
  10,800   Comfort Systems USA Inc.*..........................................................................        75,600
  15,900   Cort Business Services Corp.*......................................................................       441,225
  92,800   Harte-Hanks Co. ...................................................................................     2,209,800
   2,800   Headway Corporate Resources Inc.*..................................................................        12,775
  13,350   Healthcare Services Group Inc.*....................................................................       108,886
   1,200   International Aircraft Investors*..................................................................         7,725
  36,350   Interpool Inc. ....................................................................................       261,266
   7,900   McGrath Rentcorp. .................................................................................       132,325
   6,000   National Equipment Services Inc.*..................................................................        37,500
  10,100   National Techical Systems Inc. ....................................................................        41,031
  34,500   Personnel Group of America Inc.*...................................................................       327,750
  12,216   Pittston Brinks Group..............................................................................       238,212
  10,700   RemedyTemp, Inc.*..................................................................................       230,719
  34,700   Rollins Truck Leasing Corp. .......................................................................       340,494
  21,800   Simpson Industries, Inc. ..........................................................................       226,175
  15,300   SOS Staffing Services Inc.*........................................................................        72,675
   3,300   Sterile Recoveries Inc.*...........................................................................        19,800
   9,100   Sunrise Leasing Corp.*.............................................................................        50,050
   7,700   Superior Surgical Manufacturing Inc. ..............................................................        66,412
  23,900   Unifirst Corp. ....................................................................................       274,850
  10,500   Wallace Computer Series, Inc. .....................................................................       114,844
  19,200   Westaff Inc.*......................................................................................       142,800

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
INDUSTRIAL SERVICES & SUPPLIES--(CONCLUDED)
     680   Zimmerman Sign Co. ................................................................................  $      2,253
                                                                                                                ------------
                                                                                                                   7,118,804
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--3.11%
  25,600   Advo Inc.*.........................................................................................       665,600
   8,900   Amrep Corp.*.......................................................................................        41,163
  14,600   Caere Corp.*.......................................................................................       127,750
   9,300   Corrpro Companies Inc.*............................................................................        53,475
 158,500   Equifax, Inc. .....................................................................................     3,407,750
   5,800   FTI Consulting, Inc.*..............................................................................        35,525
   3,795   General Employment Enterprises*....................................................................        15,654
   7,900   Magellan Health Services Inc.*.....................................................................        56,287
  10,400   Navigant Consulting, Co.*..........................................................................       110,500
   4,000   SM & A Corp.*......................................................................................        21,750
  12,500   Staff Leasing Inc.*................................................................................       112,500
  49,600   Sun Guard Data Systems*............................................................................     1,450,800
   1,000   Transport Lux Corp.................................................................................         7,625
                                                                                                                ------------
                                                                                                                   6,106,379
                                                                                                                ------------
LEISURE--5.02%
   6,050   Boston Acoustics Inc. .............................................................................        82,809
   1,800   Brass Eagle Inc.*..................................................................................        11,700
   8,600   Cannondale Corp.*..................................................................................        53,750
  19,200   Department 56 Inc.*................................................................................       368,400
   4,800   Ellett Brothers Inc. ..............................................................................        33,000
   2,300   Escalade Inc.*.....................................................................................        25,588
  43,400   GTECH Holdings Corp.*..............................................................................       965,650
 276,800   Hasbro, Inc. ......................................................................................     4,152,000
 178,500   International Game Technology*.....................................................................     3,514,219
   8,000   Johnson Worldwide Associates, Inc.*................................................................        62,000
  20,000   K2 Inc.*...........................................................................................       145,000
   3,600   Koss Corp.*........................................................................................        52,650
   7,600   OroAmerica Inc.*...................................................................................        48,925
   9,900   Russ Berrie & Company Inc. ........................................................................       243,169
   3,400   Sturm Ruger & Co. Inc. ............................................................................        31,662
   5,200   Travis Boats & Motors, Inc.*.......................................................................        59,475
                                                                                                                ------------
                                                                                                                   9,849,997
                                                                                                                ------------
LIFE INSURANCE--0.87%
  21,400   American Annuity Group Inc. .......................................................................       346,412
   2,812   Cotton States Life Insurance Co. ..................................................................        21,793
  24,881   Delphi Financial Group, Inc.*......................................................................       821,073
   5,800   Independence Holding Co. ..........................................................................        61,625
   4,200   National Western Life Insurance Co.*...............................................................       294,000
   9,200   Penn Treaty American Corp.*........................................................................       124,775
   9,200   Standard Management Corp.*.........................................................................        46,000
                                                                                                                ------------
                                                                                                                   1,715,678
                                                                                                                ------------
LONG DISTANCE & PHONE COMPANIES--1.91%
  98,100   CenturyTel, Inc. ..................................................................................     3,752,325
                                                                                                                ------------
MACHINERY & ENGINEERING SERVICES--0.01%
   2,400   Global Payment Technologies, Inc.*.................................................................        21,600
                                                                                                                ------------
MANUFACTURING-GENERAL--3.79%
   8,100   Alltrista Corp.*...................................................................................       192,881

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
MANUFACTURING-GENERAL--(CONCLUDED)
   9,600   Amcast Industrial Corp. ...........................................................................  $    130,800
  11,600   Ampco-Pittsburgh Corp. ............................................................................       127,600
   7,500   Aviation Sales Co.* (1)............................................................................        64,219
   6,800   Avteam Inc.*.......................................................................................        38,250
  27,800   Baldwin Technology Inc.*...........................................................................        60,812
   1,700   Ballantyne Omaha Inc.*.............................................................................         9,881
  23,600   Barnes Group Inc. .................................................................................       343,675
     500   Chicago Rivet Machine Co. .........................................................................        11,500
  17,600   Commercial Intertech Corp. ........................................................................       330,000
   1,300   Core Materials Corp.*..............................................................................         2,438
   1,500   CTB International Corp.*...........................................................................        10,125
   6,000   Denali Inc.*.......................................................................................        21,000
   6,700   Detroit Diesel Corp.*..............................................................................       105,525
  12,200   DT Industries, Inc.*...............................................................................       126,575
   8,250   Farr Co.*..........................................................................................        76,312
   6,500   Farrel Corp. ......................................................................................        13,000
   7,900   Featherlite Manufacturing Inc.*....................................................................        46,413
  21,900   Fedders Corp. .....................................................................................       114,975
  25,100   Gentek Inc. .......................................................................................       243,156
  11,600   Gleason Corp. .....................................................................................       265,350
   1,800   Graham Corp.*......................................................................................        13,950
   9,950   Hardinge, Inc. ....................................................................................       128,728
   2,300   Hawk Corp.*........................................................................................        13,225
  45,100   Hexcel Corp.*......................................................................................       236,775
   7,200   Hurco Companies Inc.*..............................................................................        27,900
 105,500   Hussmann International Inc. .......................................................................     1,457,219
  18,200   Industrial Holdings Inc.*..........................................................................        48,913
   6,500   JLK Direct Distribution Inc.*......................................................................        63,375
   3,600   K Tron International Inc.*.........................................................................        50,400
  28,500   Kaman Corp. .......................................................................................       274,312
  48,700   Mark IV Industries Inc. ...........................................................................     1,013,569
  15,400   Media Arts Group Inc.*.............................................................................        73,150
   8,700   Mestek, Inc.*......................................................................................       145,725
  44,800   Milacron Inc. .....................................................................................       540,400
   4,200   Nortek, Inc.*......................................................................................        88,200
   2,500   P & F Industries Inc.*.............................................................................        16,250
   1,000   Peerless Manufacturing Co. ........................................................................        14,500
   3,200   Q E P Inc.*........................................................................................        25,200
   4,174   Riviera Tool Co.*..................................................................................        16,173
  23,400   Specialty Equipment Companies Inc.*................................................................       418,275
   1,600   SPS Technologies, Inc.*............................................................................        53,800
   1,700   Standard Motor Products Inc. ......................................................................        27,519
   8,200   Starrett LS Co. ...................................................................................       196,800
   8,500   TB Woods Corp. ....................................................................................        80,219
   7,400   Transtechnology Corp. .............................................................................        81,400
                                                                                                                ------------
                                                                                                                   7,440,464
                                                                                                                ------------
MANUFACTURING-HIGH TECHNOLOGY--1.77%
   6,100   Acme Electric Corp.*...............................................................................        31,644
  10,100   Applied Signal Technology Inc. ....................................................................       141,400
   7,600   Bel Fuse Inc. .....................................................................................       159,600
   3,900   Bio Rad Laboratories Inc.*.........................................................................        89,944
   6,700   Blonder Tongue Labs Inc.*..........................................................................        43,550
  16,300   Brown & Sharpe Manufacturing Co.*..................................................................        43,806
   3,700   CEM Corp.*.........................................................................................        39,081
  11,000   Channell Commercial Corp.*.........................................................................       139,563
   7,300   Cobra Electronics Corp.*...........................................................................        40,378

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
MANUFACTURING-HIGH TECHNOLOGY--(CONCLUDED)
   3,300   Datron Systems Inc.*...............................................................................  $     36,094
   9,300   Delaware Global Technologies Corp.*................................................................        74,981
  16,600   Esterline Technologies Corp.*......................................................................       185,712
  72,700   Galileo International Inc. ........................................................................     1,749,344
   9,200   Generale Cable Corp. ..............................................................................        71,300
  36,800   Griffon Corp.*.....................................................................................       269,100
   9,000   Metrika Systems Corp.*.............................................................................        77,625
  22,181   MTS Systems Corp. .................................................................................       155,267
   1,300   Napco Security Systems Inc.*.......................................................................         4,063
   4,900   Superior TeleCom Inc. .............................................................................        73,806
   3,700   Tech/Ops Sevcon, Inc. .............................................................................        39,775
   1,100   Thermwood Corp.*...................................................................................         6,875
                                                                                                                ------------
                                                                                                                   3,472,908
                                                                                                                ------------
MEDICAL PRODUCTS--2.39%
  11,500   American Dental Technologies*......................................................................        23,000
   3,200   Lakeland Industries, Inc.*.........................................................................        13,800
   6,100   Medstone International Inc.*.......................................................................        35,075
   4,700   Mesa Labs Inc.*....................................................................................        18,506
  21,300   Natures Sunshine Products Inc. ....................................................................       186,375
   3,000   Signature Eyewear Inc.*............................................................................         7,688
 187,700   Sybron International Corp.*........................................................................     4,328,831
  11,000   Utah Medical Products Inc.*........................................................................        77,687
                                                                                                                ------------
                                                                                                                   4,690,962
                                                                                                                ------------
MEDICAL PROVIDERS--1.68%
  25,500   Ameripath Inc.*....................................................................................       232,687
 124,000   Beverly Enterprises Inc.*..........................................................................       457,250
  23,800   Capital Senior Living Corp.*.......................................................................       111,562
  21,800   Carematrix Corp.*..................................................................................        46,325
   4,400   Carriage Services Inc.*............................................................................        26,125
   7,800   Castle Dental Centers, Inc.*.......................................................................        26,325
   8,700   Coast Dental Services Inc.*........................................................................        21,750
  13,900   Healthcare Recoveries Inc.*........................................................................        64,288
   8,300   Horizon Health Corp.*..............................................................................        58,100
  14,400   Monarch Dental Corp.*..............................................................................        36,000
 108,500   Omnicare Inc. .....................................................................................     1,146,031
  16,800   Pediatrix Medical Group* (1).......................................................................       153,300
   4,200   Prime Medical Services, Inc.*......................................................................        32,025
  25,500   Promedco Management Co.*...........................................................................        71,719
  10,600   Raytel Medical Corp.*..............................................................................        34,450
   7,500   Rehabcare Group Inc.*..............................................................................       176,719
  17,600   Rural/Metro Corp.*.................................................................................        72,600
  32,400   Sierra Health Services Inc.*.......................................................................       232,875
  35,200   Stewart Enterprises Inc. ..........................................................................       202,400
  20,300   Total Renal Care Holdings Inc.*....................................................................        93,888
                                                                                                                ------------
                                                                                                                   3,296,419
                                                                                                                ------------
MINING & METALS--2.90%
   9,200   Atchinson Casting Corp.*...........................................................................        88,550
  17,300   Bayou Steel Corp.*.................................................................................        51,900
  23,500   Centex Construction Products Inc. .................................................................       760,812
  18,400   Chase Industries Inc.*.............................................................................       156,400
  17,300   Commercial Metals Co. .............................................................................       550,356
   4,400   Eastern Co. .......................................................................................        70,125
   6,200   Fansteel Inc.*.....................................................................................        22,863

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONTINUED)
MINING & METALS--(CONCLUDED)
   8,609   Friedman Industries, Inc. .........................................................................  $     34,436
   2,100   IMCO Recycling Inc. ...............................................................................        23,888
  30,700   Intermet Corp. ....................................................................................       349,212
  12,500   Lawson Products, Inc. .............................................................................       287,500
   7,100   Lindberg Corp. ....................................................................................        48,923
  46,200   Metals USA Inc.*...................................................................................       372,487
  11,300   Niagara Corp.*.....................................................................................        48,025
   7,800   Northwest Pipe Co.*................................................................................       116,025
   5,800   Oglebay Norton Co. ................................................................................       125,425
   6,300   Pitt-Des Moines, Inc. .............................................................................       135,844
  20,800   Quanex Corp. ......................................................................................       449,800
  13,450   Roanoke Electric Steel Corp. ......................................................................       225,288
   1,800   Schuff Steel Co.*..................................................................................         7,200
  20,900   Silgan Holdings Inc.*..............................................................................       282,150
  13,500   Steel Technologies Inc. ...........................................................................       166,219
  25,400   Texas Industries, Inc.*............................................................................       928,687
  22,600   USEC Inc. .........................................................................................       118,650
  16,100   Wolverine Tube Inc.*...............................................................................       213,325
   6,922   Zemex Corp. .......................................................................................        64,029
                                                                                                                ------------
                                                                                                                   5,698,119
                                                                                                                ------------
MOTOR VEHICLES--2.14%
  33,600   Apogee Enterprises Inc. ...........................................................................       155,400
  29,200   Arvin Industries Inc. .............................................................................       677,075
   6,000   Bandag Inc. .......................................................................................       142,875
  20,100   Coachmen Industries, Inc. .........................................................................       288,938
   6,100   Delco Remy International Inc.*.....................................................................        49,563
  20,900   Dura Automotive Systems, Inc.*.....................................................................       334,400
   6,000   Edelbrock Corp. ...................................................................................        72,750
  40,300   Fleetwood Enterprises Inc. ........................................................................       657,394
   3,900   Hayes Lemmerz International Inc.*..................................................................        78,000
  54,200   Mascotech Inc. ....................................................................................       674,112
  20,100   Modine Manufacturing Co. ..........................................................................       497,475
  10,100   R & B Inc.*........................................................................................        37,875
   3,805   Rexhall Industries, Inc.*..........................................................................        34,958
   8,000   Rush Enterprises Inc.*.............................................................................        73,000
  16,900   Shiloh Industries Inc.*............................................................................       169,000
  15,070   Supreme Industries, Inc.*..........................................................................        92,304
  25,600   TBC Corp.*.........................................................................................       150,400
   2,300   Transportation Components Inc.*....................................................................         6,756
                                                                                                                ------------
                                                                                                                   4,192,275
                                                                                                                ------------
OIL REFINING--0.32%
   5,100   Adams Resources & Energy Inc. .....................................................................        51,000
   3,100   Castle Energy Corp. ...............................................................................        79,825
   1,400   Giant Industries Inc.*.............................................................................        12,075
  10,000   Holly Corp. .......................................................................................       135,000
   4,000   Kaneb Services Inc.*...............................................................................        18,000
   7,962   Mercury Air Group, Inc.*...........................................................................        66,682
  18,800   Petroleum Development Corp.*.......................................................................        83,425
   8,100   Tesoro Petroleum Corp.*............................................................................        89,100
  14,700   World Fuel Services Corp. .........................................................................       101,062
                                                                                                                ------------
                                                                                                                     636,169
                                                                                                                ------------
OIL SERVICES--0.39%
  28,400   Friede Goldman International Inc.*.................................................................       172,175

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
OIL SERVICES--(CONCLUDED)
  17,400   Gulf Islands Fabrication Inc.*.....................................................................  $    176,175
  25,500   Offshore Logistics Inc.*...........................................................................       235,875
  23,100   Seitel, Inc.*......................................................................................       187,688
                                                                                                                ------------
                                                                                                                     771,913
                                                                                                                ------------
OTHER INSURANCE--6.73%
  17,200   Acceptance Insurance Co.*..........................................................................        65,575
     778   Amwest Insurance Group, Inc. ......................................................................         5,446
  10,200   Atlantic American Corp.*...........................................................................        26,138
   5,880   Bancinsurance Corp.*...............................................................................        28,665
  42,200   Commerce Group Inc. ...............................................................................     1,091,925
   8,733   Donegal Group Inc. ................................................................................        55,946
  46,000   Enhance Financial Services Group Inc. .............................................................       641,125
  36,783   Fidelity National Financial, Inc. .................................................................       459,787
   2,700   FPIC Insurance Group Inc.*.........................................................................        46,069
  84,600   Fremont General Corp. .............................................................................       655,650
  41,970   Frontier Insurance Group Inc.*.....................................................................       128,533
  35,500   Harleysville Group Inc. ...........................................................................       423,781
   6,200   HCC Insurance Holdings Inc. .......................................................................        82,537
   2,200   Investors Title Insurance Co. .....................................................................        37,400
  18,500   LandAmerica Financial Group Inc. ..................................................................       329,531
  86,400   MBIA, Inc. ........................................................................................     4,325,400
   2,100   Midland Co. .......................................................................................        41,869
  23,200   MMI Companies Inc. ................................................................................       204,450
   5,200   Navigators Group Inc.*.............................................................................        51,025
   3,100   Philadelphia Consolidated
             Holding Corp.*...................................................................................        44,950
   5,596   Professionals Insurance Co. Management Group*......................................................       125,910
  11,300   Radiologix Inc.*...................................................................................        43,788
 136,600   Reliance Group Holdings, Inc. .....................................................................       785,450
  13,875   RLI Corp. .........................................................................................       433,594
  10,000   State Auto Financial Corp. ........................................................................        83,750
  17,400   Stewart Information Services Corp. ................................................................       229,462
  26,545   Trenwick Group Inc. ...............................................................................       373,289
   7,600   Unico American Corp. ..............................................................................        57,000
  51,400   Xl Capital Ltd. ...................................................................................     2,319,425
                                                                                                                ------------
                                                                                                                  13,197,470
                                                                                                                ------------
PRECIOUS METALS--0.00%
   1,900   Michael Anthony Jewelers Inc.*.....................................................................         5,463
                                                                                                                ------------
PUBLISHING--7.89%
  11,400   Cadmus Communications Corp. .......................................................................        80,156
 119,600   Central Newspapers Inc. ...........................................................................     3,901,950
   3,400   Courier Corp. .....................................................................................        82,663
  19,700   Ennis Business Forms Inc. .........................................................................       155,138
  24,600   Franklin Quest Co.*................................................................................       196,800
 102,500   Houghton Mifflin Co. ..............................................................................     4,215,312
 155,400   Lee Enterprises Inc. ..............................................................................     4,127,812
  44,400   McClatchy Co. .....................................................................................     1,870,350
   1,600   Northstar Computer Forms Inc. .....................................................................        16,400
   7,900   Primesource Corp. .................................................................................        45,302
  11,800   Scientific Games Holdings Corp.*...................................................................       195,437
  15,700   Standard Register .................................................................................       243,350

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
PUBLISHING--(CONCLUDED)
  20,800   Standex International Corp. .......................................................................  $    345,800
                                                                                                                ------------
                                                                                                                  15,476,470
                                                                                                                ------------
RAILROADS--0.35%
  26,800   Greenbrier Companies, Inc. ........................................................................       226,125
  41,200   Westinghouse Air Brake Co. ........................................................................       458,350
                                                                                                                ------------
                                                                                                                     684,475
                                                                                                                ------------
REAL PROPERTY--0.01%
   2,000   Meritage Corp.*....................................................................................        20,375
                                                                                                                ------------
RESTAURANTS--2.14%
   4,000   Arkansas Restaurants Corp.*........................................................................        32,000
   3,500   Benihana Inc.*.....................................................................................        51,625
 133,500   Bob Evans Farms Inc. ..............................................................................     2,119,312
  34,600   CBRL Group Inc. ...................................................................................       320,050
  63,000   CKE Restaurants, Inc. .............................................................................       405,562
  14,300   Cooker Restaurant Corp.*...........................................................................        33,069
   1,700   Dave & Busters Inc.*...............................................................................        11,475
   5,200   ELXSI Corp.*.......................................................................................        68,900
   9,400   Lone Star Steakhouse & Saloon*.....................................................................        84,600
  27,100   Lubys Cafeterias Inc. .............................................................................       296,406
   3,500   Max & Ermas Restaurants Inc.*......................................................................        26,688
   6,300   NPC International, Inc.*...........................................................................        52,959
  29,300   Rainforest Cafe Inc.*..............................................................................       119,031
  44,900   Ryan's Family Steak Houses, Inc.*..................................................................       401,294
   9,800   Schlotzskys Inc.*..................................................................................        76,563
  34,200   Sizzler International Inc.*........................................................................        94,050
                                                                                                                ------------
                                                                                                                   4,193,584
                                                                                                                ------------
SECURITIES & ASSET MANAGEMENT--2.62%
   1,700   Conning Corp. .....................................................................................        19,125
  96,700   Franklin Resources, Inc. (1).......................................................................     3,450,981
   4,200   ITLA Capital Corp.*................................................................................        46,200
   8,328   Stifel Financial Corp. ............................................................................        86,924
  39,600   T. Rowe Price & Associates, Inc. ..................................................................     1,539,450
                                                                                                                ------------
                                                                                                                   5,142,680
                                                                                                                ------------
SEMICONDUCTOR--0.31%
  10,800   Bell Microproducts Inc.*...........................................................................       132,300
   2,600   Katy Industries Inc. ..............................................................................        23,075
  30,200   Neomagic Corp.*....................................................................................       277,462
   3,900   O.I. Corp.*........................................................................................        16,088
  17,400   Richardson Electronics Ltd. .......................................................................       121,800
  11,200   Taitron Components Inc.*...........................................................................        32,550
                                                                                                                ------------
                                                                                                                     603,275
                                                                                                                ------------
SPECIALTY RETAIL--2.90%
  19,600   Barnett Inc.*......................................................................................       209,475
  15,300   Building Materials Holding Corp.*..................................................................       164,475
  34,100   Central Garden & Pet Co.*..........................................................................       352,722
  18,000   Cole National Corp.*...............................................................................       115,875
   1,000   Cost-U-Less, Inc.*.................................................................................         3,500

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
SPECIALTY RETAIL--(CONCLUDED)
  16,400   CSK Auto Corp.*....................................................................................  $    191,675
   2,100   Discount Auto Parts Inc.*..........................................................................        34,519
   6,100   Duckwall Alto Stores Inc.*.........................................................................        47,275
  12,600   Finlay Enterprises Inc.*...........................................................................       165,375
  17,400   Friedman's Inc. ...................................................................................       121,528
  32,000   Jan Bell Marketing Inc.*...........................................................................        92,000
 125,100   Longs Drug Stores Corp.............................................................................     2,689,650
  40,300   Micro Warehouse, Inc.*.............................................................................       765,700
   7,500   Movie Gallery Inc.*................................................................................        25,781
  43,700   Musicland Stores, Corp.*...........................................................................       275,856
  28,300   OfficeMax, Inc.*...................................................................................       183,950
   2,700   Piercing Pagoda, Inc.*.............................................................................        34,763
   8,900   Sport Supply Group Inc.*...........................................................................        56,737
   1,200   Tractor Supply Co.*................................................................................        21,600
   6,400   Wolohan Lumber Co. ................................................................................        81,200
  10,800   York Group Inc. ...................................................................................        60,075
                                                                                                                ------------
                                                                                                                   5,693,731
                                                                                                                ------------
THRIFT--1.23%
   2,100   Bank United Corp. .................................................................................        54,469
  50,537   BankAtlantic Bancorp Inc. .........................................................................       259,002
  11,000   Bay View Capital Corp. ............................................................................       109,312
  10,500   BSB Bancorp, Inc. .................................................................................       201,469
   3,500   Dime Community Bancorp Inc. .......................................................................        54,031
  34,100   Downey Financial Corp. ............................................................................       656,425
   3,000   First Bell Bancorp Inc. ...........................................................................        34,875
   4,400   First Essex Bancorp Inc. ..........................................................................        61,875
   2,700   First Republic Bank*...............................................................................        52,988
   1,800   FirstFed America Bancorp, Inc. ....................................................................        19,800
  23,400   FirstFed Financial Corp.*..........................................................................       305,662
   6,300   Flagstar Bancorp Inc. .............................................................................        88,594
  12,200   Hamilton Bancorp Inc.*.............................................................................       196,725
   1,000   ISB Financial Corp. ...............................................................................        14,000
   2,100   Klamath First Bancorp Inc. ........................................................................        23,100
   7,300   Parkvale Financial Corp. ..........................................................................       118,853
   5,000   Quaker City Bancorp Inc.*..........................................................................        82,500
   1,000   Southwest Bancorp, Inc. ...........................................................................        19,000
   2,500   Washington Federal Inc. ...........................................................................        41,875
   2,000   Westcorp Inc. .....................................................................................        22,875
                                                                                                                ------------
                                                                                                                   2,417,430
                                                                                                                ------------
TOBACCO--0.68%
  32,100   General Cigar Holdings Inc.*.......................................................................       469,462
   1,700   Holts Cigar Holdings Inc.*.........................................................................         6,375
  15,700   Standard Commercial Corp. .........................................................................        54,950
  39,200   Universal Corp. ...................................................................................       801,150
                                                                                                                ------------
                                                                                                                   1,331,937
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--0.43%
  96,500   CellStar Corp.*....................................................................................       838,344
                                                                                                                ------------
Total Common Stocks (cost--$211,586,366)......................................................................   186,006,386
                                                                                                                ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

PRINCIPAL
  AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                           DATE               RATE          VALUE
----------                                                                --------------------  --------------  ------------
REPURCHASE AGREEMENT--7.36%
$   14,439  Repurchase Agreement dated 01/31/00 with State Street
              Bank & Trust Co., collateralized by $14,336,491
              U.S.Treasury Notes, 6.00% due 08/15/00
              (value--$14,730,744); proceeds: $14,440,805
              (cost--$14,439,000).......................................        02/01/00               4.500%   $ 14,439,000
                                                                                                                ------------
Total Investments (cost--$226,025,366)--102.18%.........................                                         200,445,386
Liabilities in excess of other assets--(2.18)%..........................                                          (4,282,518)
                                                                                                                ------------
Net Assets--100.00%.....................................................                                        $196,162,868
                                                                                                                ============

-----------------

*      Non-income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2000.
(2)    Illiquid security with no market value at January 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--97.62%
APPAREL, RETAIL--1.80%
 107,300   American Eagle Outfitters Inc.*....................................................................  $  3,896,331
  43,900   Talbots Inc........................................................................................     1,555,706
                                                                                                                ------------
                                                                                                                   5,452,037
                                                                                                                ------------
BANKS--0.96%
  58,300   Sovereign Bancorp, Inc.............................................................................       398,991
 108,700   Webster Financial Corp.............................................................................     2,527,275
                                                                                                                ------------
                                                                                                                   2,926,266
                                                                                                                ------------
BROADCASTING & PUBLISHING--0.12%
  30,200   Regent Communications Inc.* (1)....................................................................       354,850
                                                                                                                ------------
BUSINESS & PUBLIC SERVICES--0.40%
  70,200   Bright Horizons Family Solutions*..................................................................     1,210,950
                                                                                                                ------------
CABLE--1.91%
  24,800   Ditech Communications Corp.*.......................................................................     2,917,100
 112,900   Insight Communications Inc.*.......................................................................     2,871,894
                                                                                                                ------------
                                                                                                                   5,788,994
                                                                                                                ------------
COMPUTER-BUSINESS SERVICES--2.67%
  38,300   Bisys Group Inc.*..................................................................................     2,271,669
  85,100   DBT Online Inc.*...................................................................................     1,595,625
  32,200   Digital Insight Corp.* (1).........................................................................     1,380,575
   6,900   Network Access Solutions Corp.*....................................................................       189,750
  75,500   Technology Solutions Co.*..........................................................................     2,656,656
                                                                                                                ------------
                                                                                                                   8,094,275
                                                                                                                ------------
COMPUTER HARDWARE--7.49%
 108,300   Jack Henry & Associates Inc. (1)...................................................................     6,200,175
 147,000   Network Appliance, Inc.*...........................................................................    14,755,125
  31,900   RSA Security Inc.*.................................................................................     1,734,562
                                                                                                                ------------
                                                                                                                  22,689,862
                                                                                                                ------------
COMPUTER SOFTWARE--12.92%
  60,100   Aspect Development Inc.*...........................................................................     4,026,700
 111,100   Bindview Development Corp.*........................................................................     5,110,600
  21,600   ePlus Inc.* (1)....................................................................................       955,800
  43,000   Espeed Inc.*.......................................................................................     2,953,562
  50,700   Exchange Applications Software*....................................................................     4,423,575
   5,100   Extensity Inc.*....................................................................................       295,163
  77,700   Legato Systems Inc.*...............................................................................     1,957,069
  26,200   Network Associates Inc.*...........................................................................       679,562
  40,900   Onyx Software Corp.*...............................................................................     2,300,625
  60,800   Sanchez Computer Associates Inc.* (1)..............................................................     2,055,800
  98,650   Veritas Software Co.* (1)..........................................................................    14,390,569
                                                                                                                ------------
                                                                                                                  39,149,025
                                                                                                                ------------
CONSTRUCTION--2.17%
 153,100   Dycom Industries Inc.* (1).........................................................................     6,583,300
                                                                                                                ------------
DIVERSIFIED RETAIL--1.17%
 211,800   Cost Plus Inc.*....................................................................................     3,547,650
                                                                                                                ------------
DRUGS & MEDICINE--2.54%
  14,200   Cima Labs Inc.*....................................................................................       220,100

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
DRUGS & MEDICINE--(CONCLUDED)
  31,700   Cubist Pharmaceuticals Inc.*.......................................................................  $    727,699
  48,000   Pharmacopeia Inc.*.................................................................................     1,824,000
  13,000   Triangle Pharmaceuticals Inc.*.....................................................................       255,125
  75,200   United Therapeutics Corp.* (1).....................................................................     4,662,400
                                                                                                                ------------
                                                                                                                   7,689,324
                                                                                                                ------------
ELECTRICAL EQUIPMENT--6.11%
 200,500   Gemstar Group Ltd.* (1)............................................................................    13,308,187
  80,400   Teradyne Inc.*.....................................................................................     5,205,900
                                                                                                                ------------
                                                                                                                  18,514,087
                                                                                                                ------------
ELECTRONIC COMPONENTS--1.14%
  27,800   Lam Research Corp.*................................................................................     3,471,525
                                                                                                                ------------
ENTERTAINMENT--2.94%
 206,200   CEC Entertainment Inc.*............................................................................     5,193,662
 129,700   Tweeter Home Entertainment
             Group Inc.*......................................................................................     3,720,769
                                                                                                                ------------
                                                                                                                   8,914,431
                                                                                                                ------------
FINANCIAL SERVICES--1.77%
 129,900   Doral Financial Corp...............................................................................     1,347,713
 110,100   Metris Co., Inc....................................................................................     4,032,412
                                                                                                                ------------
                                                                                                                   5,380,125
                                                                                                                ------------
FOOD RETAIL--0.96%
  79,600   American Italian Pasta Co.*........................................................................     2,179,050
  30,200   Morrison Management Specialists Inc................................................................       700,262
   1,600   Schultz Sav-O Stores, Inc..........................................................................        18,600
                                                                                                                ------------
                                                                                                                   2,897,912
                                                                                                                ------------
FREIGHT, AIR, SEA & LAND--1.21%
 135,750   Forward Air Corp.*.................................................................................     3,656,766
                                                                                                                ------------
HOTELS--0.24%
  94,300   Extended Stay America Inc.*........................................................................       736,719
                                                                                                                ------------
HUMAN RESOURCES--0.38%
  41,200   HotJobs.com, Ltd.*.................................................................................     1,148,450
                                                                                                                ------------
INDUSTRIAL PARTS--2.24%
 212,800   Mettler Toledo International Inc.*.................................................................     6,783,000
                                                                                                                ------------
INDUSTRIAL SERVICES & SUPPLIES--0.82%
 112,300   G & K Services Inc.................................................................................     2,477,619
                                                                                                                ------------
INFORMATION & COMPUTER SERVICES--0.26%
  38,900   NFO Worldwide Inc.*................................................................................       795,019
                                                                                                                ------------
LEISURE--0.22%
  75,500   West Marine Inc.*..................................................................................       670,063
                                                                                                                ------------
MANUFACTURING-GENERAL--0.56%
  43,800   Wesley Jessen Visioncare Inc.*.....................................................................     1,695,881
                                                                                                                ------------
MEDIA--6.24%
  39,800   Acme Communications Inc.*..........................................................................       985,050
  26,800   AMFM Inc.*.........................................................................................     2,090,400

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
COMMON STOCKS--(CONCLUDED)
MEDIA--(CONCLUDED)
  21,600   Cumulus Media Inc.*................................................................................  $    843,750
  38,300   Emmis Broadcasting Corp.* (1)......................................................................     3,387,156
  55,300   Getty Images Inc.*.................................................................................     2,156,700
  65,600   Radio One Inc.*....................................................................................     5,018,400
  52,700   Salem Communications Corp.*........................................................................       909,075
  18,200   West Teleservices Corp.*...........................................................................       461,825
  50,450   Westwood One Inc.*.................................................................................     3,071,144
                                                                                                                ------------
                                                                                                                  18,923,500
                                                                                                                ------------
MEDICAL PRODUCTS--0.10%
   3,800   Aspect Med Systems Inc.*...........................................................................       106,400
   7,800   Sequenom Inc.*.....................................................................................       202,800
                                                                                                                ------------
                                                                                                                     309,200
                                                                                                                ------------
MEDICAL PROVIDERS--0.71%
 135,700   Brookdale Living Community Inc.*...................................................................     1,840,431
  57,000   Women First Healthcare Inc.*.......................................................................       299,250
                                                                                                                ------------
                                                                                                                   2,139,681
                                                                                                                ------------
MEDICAL--BIMEDICAL & GENETICS--2.25%
  39,900   Neurocrine Biosciences Inc.*.......................................................................       947,625
 111,500   Trimeris Inc.*.....................................................................................     5,870,583
                                                                                                                ------------
                                                                                                                   6,818,208
                                                                                                                ------------
OTHER INSURANCE--1.32%
  82,000   Ambac Financial Group Inc..........................................................................     4,012,875
                                                                                                                ------------
RESTAURANTS--3.63%
 145,850   Cheesecake Factory Inc.*...........................................................................     4,174,956

NUMBER OF
 SHARES                                                                                                            VALUE
---------                                                                                                       ------------
RESTAURANTS--(CONCLUDED)
 101,300   Ruby Tuesday Inc...................................................................................  $  1,899,375
 171,050   Sonic Corp.*.......................................................................................     4,917,688
                                                                                                                ------------
                                                                                                                  10,992,019
                                                                                                                ------------
SEMICONDUCTOR--14.73%
 105,100   Applied Micro Circuits Corp.*......................................................................    15,528,525
 222,900   Micrel Inc.*.......................................................................................    14,098,425
  75,000   Novellus Systems Inc.*.............................................................................     3,684,375
  62,800   PMC Sierra Inc.*...................................................................................    11,335,400
                                                                                                                ------------
                                                                                                                  44,646,725
                                                                                                                ------------
SPECIALTY RETAIL--8.15%
 190,950   Dollar Tree Stores Inc.* (1).......................................................................     8,413,734
 141,500   Duane Reade Inc.* (1)..............................................................................     3,263,344
 118,100   Linens 'N Things Inc.*.............................................................................     2,317,712
 130,300   O'Reilly Automotive Inc.* (1)......................................................................     1,710,188
 254,850   Profit Recovery Group
             International Inc.*..............................................................................     6,912,806
 125,500   Too Inc.*..........................................................................................     2,078,594
                                                                                                                ------------
                                                                                                                  24,696,378
                                                                                                                ------------
WIRELESS TELECOMMUNICATIONS--7.49%
  73,300   Concord Communications Inc.* (1)...................................................................     2,702,937
 144,800   Nextlink Communications Inc.* (1)..................................................................    12,217,500
 160,100   Pinnacle Holdings Inc.*............................................................................     6,794,244
  32,500   SBA Communcations Corp.*...........................................................................       985,156
                                                                                                                ------------
                                                                                                                  22,699,837
                                                                                                                ------------
Total Common Stocks (cost--$180,812,567)......................................................................   295,866,553
                                                                                                                ------------

PRINCIPAL
 AMOUNT                                                                        MATURITY           INTEREST
  (000)                                                                          DATE               RATE
---------                                                                --------------------  --------------
REPURCHASE AGREEMENT--1.98%
 $ 6,004   Repurchase Agreement dated 01/31/2000 with State Street
             Bank & Trust Co. collateralized by $4,403,438 U.S.
             Treasury Notes, 6.000% due 08/15/2000; (value--$4,491,956)
             and $1,600,562 U.S. Treasury Note, 6.000% due 08/15/2000;
             (value--$1,633,356); proceeds: $6,004,751.................        02/01/00               4.500%      6,004,000
                                                                                                               ------------
Total Investments (cost--$186,816,567)--99.60%.........................                                         301,870,553
Other assets in excess of liabilities--0.40%...........................                                           1,212,040
                                                                                                               ------------
Net Assets--100.00%....................................................                                        $303,082,593
                                                                                                               ============

-----------------

*      Non-Income producing security
(1)    Security, or a portion thereof, was on loan at January 31, 2000.

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
COMMON STOCKS--93.75%
AUSTRALIA--2.33%
LEISURE & ENTERTAINMENT--0.30%
      140,000      TABCORP Holdings Ltd............................................................     $    760,649
                                                                                                        ------------
MEDIA--0.63%
      136,000      News Corporation Ltd............................................................        1,600,870
                                                                                                        ------------
METALS & MINING--0.40%
      515,000      North Ltd.......................................................................        1,015,281
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--0.59%
      299,200      Telstra Corp....................................................................        1,488,939
                                                                                                        ------------
TRANSPORTATION--0.41%
       43,500      Brambles Industries Ltd.........................................................        1,032,162
                                                                                                        ------------
Total Australia Common Stocks......................................................................        5,897,901
                                                                                                        ------------
BRAZIL--0.97%
METALS & MINING--0.36%
       31,000      Companhia Vale do Rio Doce ADR..................................................          914,500
                                                                                                        ------------
OIL & GAS--0.26%
       29,000      Petrobras S.A. ADR (1)..........................................................          671,985
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--0.35%
       30,500      Telecomunicacoes de Sao Paulo...................................................          884,500
                                                                                                        ------------
Total Brazil Common Stocks.........................................................................        2,470,985
                                                                                                        ------------
FINLAND--3.03%
COMPUTER SOFTWARE & SERVICES--0.52%
       23,300      Tieto Corp......................................................................        1,318,967
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--2.51%
       35,163      Nokia Corp......................................................................        6,362,760
                                                                                                        ------------
Total Finland Common Stocks........................................................................        7,681,727
                                                                                                        ------------
FRANCE--14.17%
BANKS--0.81%
       10,190      Societe Generale................................................................        2,044,783
                                                                                                        ------------
COMPUTER SOFTWARE & SERVICES--1.43%
       17,127      Cap Gemini S.A..................................................................        3,630,705
                                                                                                        ------------
CONSTRUCTION--0.71%
       12,721      Compagnie de Saint-Gobain.......................................................        1,800,276
                                                                                                        ------------
CONSTRUCTION & BUILDING SERVICES--0.31%
        8,839      Lafarge S.A.....................................................................          779,868
                                                                                                        ------------
DIVERSIFIED INDUSTRIALS--2.21%
       54,600      Vivendi.........................................................................        5,595,409
                                                                                                        ------------
ENGINEERING & MACHINERY--0.48%
       42,609      Alstom..........................................................................        1,208,085
                                                                                                        ------------
FOOD & DRUG RETAILERS--1.26%
       20,054      Carrefour.......................................................................        3,188,394
                                                                                                        ------------
LEISURE & ENTERTAINMENT--0.40%
       24,579      Accor S.A.......................................................................        1,007,542
                                                                                                        ------------
LIFE ASSURANCE--1.48%
       29,947      AXA.............................................................................        3,767,525
                                                                                                        ------------

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
FRANCE--(CONCLUDED)
OIL & GAS--2.13%
       43,607      Total FINA S.A., Series B (1)...................................................     $  5,413,688
                                                                                                        ------------
PHARMACEUTICAL--1.07%
       51,643      Aventis S.A.....................................................................        2,716,753
                                                                                                        ------------
TELECOMMUNICATION SERVICES--1.07%
       21,021      France Telecom..................................................................        2,718,436
                                                                                                        ------------
WATER--0.81%
       14,388      Suez Lyonnaise des Eaux.........................................................        2,071,297
                                                                                                        ------------
Total France Common Stocks.........................................................................       35,942,761
                                                                                                        ------------
GERMANY--6.31%
BANKS--0.36%
       15,337      Bayerische Hypo-Vereinsbank AG..................................................          913,104
                                                                                                        ------------
CHEMICALS--0.79%
       44,765      BASF AG.........................................................................        1,924,573
        3,779      Celanese AG*....................................................................           77,454
                                                                                                        ------------
                                                                                                           2,002,027
                                                                                                        ------------
COMPUTER SOFTWARE & SERVICES--1.20%
        3,982      SAP AG..........................................................................        3,045,020
                                                                                                        ------------
RETAIL--0.43%
       26,696      Metro AG........................................................................        1,090,414
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--3.53%
       39,909      Deutsche Telekom................................................................        2,703,213
       22,854      Mannesmann AG...................................................................        6,251,119
                                                                                                        ------------
                                                                                                           8,954,332
                                                                                                        ------------
Total Germany Common Stocks........................................................................       16,004,897
                                                                                                        ------------
GREECE--0.13%
TELECOMMUNICATIONS-SERVICES--0.13%
       14,600      Hellenic Telecom................................................................          329,546
                                                                                                        ------------
HONG KONG--3.97%
DIVERSIFIED INDUSTRIALS--0.43%
      225,000      Swire Pacific Ltd...............................................................        1,084,442
                                                                                                        ------------
INVESTMENT COMPANIES--0.95%
      168,000      Hutchison Whampoa Ltd...........................................................        2,418,354
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--0.29%
      620,000      I Cable Communication Ltd.*.....................................................          729,130
                                                                                                        ------------
REAL ESTATE--0.70%
      328,000      Henderson Land Developement Company.............................................        1,770,580
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--1.60%
      646,836      Cable & Wireless HKT Ltd........................................................        1,575,419
      403,000      China Telecom Ltd.*.............................................................        2,491,395
                                                                                                        ------------
                                                                                                           4,066,814
                                                                                                        ------------
Total Hong Kong Common Stocks......................................................................       10,069,320
                                                                                                        ------------
INDIA--0.36%
TELECOMMUNICATIONS-SERVICES--0.36%
       32,000      Videsh Sanchar Nigam Ltd. GDR...................................................          912,000
                                                                                                        ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONTINUED)
IRELAND--0.44%
BANKS--0.44%
      172,735      Bank of Ireland.................................................................     $  1,121,119
                                                                                                        ------------
ISRAEL--0.16%
INFORMATION TECHNOLOGY HARDWARE--0.16%
        7,400      Nice Systems Ltd ADR*...........................................................          413,475
                                                                                                        ------------
ITALY--4.63%
BANKS--0.80%
      170,768      San Paolo-IMI SPA...............................................................        2,036,703
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--1.00%
      155,766      Telecom Italia SPA..............................................................        2,529,740
                                                                                                        ------------
LIFE ASSURANCE--0.57%
      151,638      Alleanza Assicurazioni (1)......................................................        1,447,427
                                                                                                        ------------
MEDIA--0.41%
      364,406      Seat Pagine Gialle Shares.......................................................        1,040,306
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--1.85%
      427,441      Telecom Italia Mobilare SPA.....................................................        4,701,647
                                                                                                        ------------
Total Italy Common Stocks..........................................................................       11,755,823
                                                                                                        ------------
JAPAN--27.52%
AUTOMOBILES--1.16%
       74,000      Bridgestone Corp................................................................        1,561,632
       43,000      Honda Motor Company Ltd.........................................................        1,374,173
                                                                                                        ------------
                                                                                                           2,935,805
                                                                                                        ------------
CHEMICALS--3.14%
      223,000      Asahi Chemical Industries Company Ltd...........................................        1,244,545
       90,000      Shin Etsu Chemical Company Ltd..................................................        4,813,193
      189,000      Sumitomo Bakelite Company Ltd. (1)..............................................        1,901,798
                                                                                                        ------------
                                                                                                           7,959,536
                                                                                                        ------------
CONSTRUCTION--0.43%
      128,000      Daiwa House Industry Co.........................................................        1,097,177
                                                                                                        ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--4.49%
       87,000      Canon Inc. (1)..................................................................        3,558,465
       12,800      Mabuchi Motor Co................................................................        1,800,801
       24,000      Sony Corp.......................................................................        6,028,510
                                                                                                        ------------
                                                                                                          11,387,776
                                                                                                        ------------
FOOD & DRUG RETAILERS--0.47%
       19,000      Familymart Company Ltd..........................................................        1,189,602
                                                                                                        ------------
GENERAL RETAILERS--1.56%
       28,000      Ito-Yokado Company Ltd..........................................................        2,551,384
      100,000      Marui Company Ltd...............................................................        1,397,559
                                                                                                        ------------
                                                                                                           3,948,943
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--4.62%
       88,000      Fujitsu Ltd.....................................................................        3,255,008
      188,000      Hitachi Ltd.....................................................................        2,664,195
       17,000      Riso Kagaku Corp................................................................          517,935
       16,000      Rohm Company Ltd................................................................        5,277,182
                                                                                                        ------------
                                                                                                          11,714,320
                                                                                                        ------------

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
JAPAN--(CONCLUDED)
INSURANCE--0.38%
      190,000      Mitsui Marine & Fire............................................................     $    973,633
                                                                                                        ------------
LEISURE & ENTERTAINMENT--0.77%
       28,000      Namco Ltd.......................................................................        1,956,583
                                                                                                        ------------
MEDIA & PHOTOGRAPHY--1.54%
       34,000      Fuji Photo Film Company Ltd.....................................................        1,311,469
      216,000      Toppan Printing Co..............................................................        2,584,031
                                                                                                        ------------
                                                                                                           3,895,500
                                                                                                        ------------
PERSONAL CARE & HOUSEHOLD PRODUCTS--1.18%
      110,000      Kao Corp........................................................................        3,002,888
                                                                                                        ------------
PHARMACEUTICALS--1.94%
       47,000      Taisho Pharmaceutical Co........................................................        1,414,423
       80,000      Yamanouchi Pharmaceutical Co....................................................        3,503,214
                                                                                                        ------------
                                                                                                           4,917,637
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--0.49%
       18,000      Promise Company Ltd.............................................................        1,239,355
                                                                                                        ------------
SUPPORT SERVICES--1.87%
        7,400      Benesse Corp....................................................................        1,357,551
       38,000      Secom Company Ltd...............................................................        3,398,863
                                                                                                        ------------
                                                                                                           4,756,414
                                                                                                        ------------
TELECOMMUNICATION SERVICES--3.48%
          260      NTT Mobile Communication Network................................................        8,817,665
                                                                                                        ------------
Total Japan Common Stocks..........................................................................       69,792,834
                                                                                                        ------------
KOREA--1.05%
FINANCE--0.28%
       28,010      Shinhan Bank GDR*...............................................................          694,648
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--0.77%
       36,120      Korea Telecom Corp. ADR*........................................................        1,961,768
                                                                                                        ------------
Total Korea Common Stocks..........................................................................        2,656,416
                                                                                                        ------------
MEXICO--1.57%
CONSTRUCTION--0.21%
       24,300      Cemex S.A. Series B*............................................................          531,563
                                                                                                        ------------
DIVERSIFIED INDUSTRIAL--0.18%
      124,000      Alfa, S.A. de C.V. Series A.....................................................          453,581
                                                                                                        ------------
MEDIA--0.25%
       11,300      Grupo Televisa S.A. de C.V. ADR*................................................          627,150
                                                                                                        ------------
RETAIL--0.23%
      336,000      Cifra S.A. de C.V. Series V* (1)................................................          580,198
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--0.20%
    1,448,000      Grupo Financiero Bancomer.......................................................          517,830
                                                                                                        ------------
TELECOMMUNICATION SERVICES--0.50%
       11,900      Telefonos de Mexico, S.A. de C.V. ADR (1).......................................        1,267,350
                                                                                                        ------------
Total Mexico Common Stocks.........................................................................        3,977,672
                                                                                                        ------------
NETHERLANDS--3.93%
MEDIA & PHOTOGRAPHY--2.95%
      174,051      Elsevier N.V....................................................................        2,026,594

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONTINUED)
NETHERLANDS--(CONCLUDED)
MEDIA & PHOTOGRAPHY--(CONCLUDED)
      102,842      VNU N.V.........................................................................     $  5,445,279
                                                                                                        ------------
                                                                                                           7,471,873
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--0.98%
       49,403      ING Groep N.V...................................................................        2,488,015
                                                                                                        ------------
Total Netherlands Common Stocks....................................................................        9,959,888
                                                                                                        ------------
POLAND--0.20%
TELECOMMUNICATIONS SERVICES--0.20%
       75,000      Telekomunikacja Polska S.A.**...................................................          510,000
                                                                                                        ------------
SINGAPORE--1.92%
ELECTRICAL EQUIPMENT--1.08%
       21,500      Chartered Semiconductor Manufacturing*..........................................        1,765,687
      200,000      Natsteel Electronics Ltd. (1)...................................................          975,037
                                                                                                        ------------
                                                                                                           2,740,724
                                                                                                        ------------
TRANSPORT--0.43%
    1,100,000      Neptune Orient Lines Ltd.*......................................................        1,098,385
                                                                                                        ------------
TRANSPORTATION--0.41%
       99,000      Singapore Airlines Ltd..........................................................        1,035,066
                                                                                                        ------------
Total Singapore Common Stocks......................................................................        4,874,175
                                                                                                        ------------
SOUTH AFRICA--0.39%
METALS & MINING--0.22%
        4,060      Anglo American PLC..............................................................          228,801
       13,000      De Beers Centenary..............................................................          338,700
                                                                                                        ------------
                                                                                                             567,501
                                                                                                        ------------
SPECIALTY & OTHER FINANCE--0.17%
       14,200      Nedcor Investment Bank Holdings.................................................            9,002
       18,100      Nedcor Ltd......................................................................          408,469
                                                                                                        ------------
                                                                                                             417,471
                                                                                                        ------------
Total South Africa Common Stocks...................................................................          984,972
                                                                                                        ------------
SPAIN--3.44%
BANKS--1.68%
      170,348      Banco Bilbao Vizcaya Argenta....................................................        2,202,945
      210,627      Banco Santander Central Hispanormer.............................................        2,070,110
                                                                                                        ------------
                                                                                                           4,273,055
                                                                                                        ------------
TELECOMMUNICATIONS-SERVICES--1.76%
      176,249      Telefonica S.A.*................................................................        4,455,293
                                                                                                        ------------
Total Spain Common Stocks..........................................................................        8,728,348
                                                                                                        ------------
SWEDEN--3.52%
BANKS--0.65%
      124,000      Forenings Sparbanken AB.........................................................        1,654,554
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--2.40%
       86,000      Ericsson LM B Shares............................................................        6,074,494
                                                                                                        ------------

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
SWEDEN--(CONCLUDED)
SUPPORT SERVICES--0.47%
       57,000      Securitas AB....................................................................     $  1,191,006
                                                                                                        ------------
Total Sweden Common Stocks.........................................................................        8,920,054
                                                                                                        ------------
SWITZERLAND--1.50%
CONSTRUCTION AND BUILDING MATERIALS--0.87%
        1,740      Holderbank Financiere Glarus AG.................................................        2,203,093
                                                                                                        ------------
PHARMACEUTICALS--0.63%
        1,310      Novartis AG.....................................................................        1,611,782
                                                                                                        ------------
Total Switzerland Common Stocks....................................................................        3,814,875
                                                                                                        ------------
THAILAND--0.31%
CHEMICALS--0.31%
    1,800,000      Thai Petrochemical Industry*....................................................          791,472
                                                                                                        ------------
UNITED KINGDOM--11.90%
AEROSPACE--0.24%
      115,306      British Aerospace PLC...........................................................          617,427
                                                                                                        ------------
AEROSPACE & DEFENSE--0.47%
      102,771      Smiths Industries PLC...........................................................        1,194,617
                                                                                                        ------------
AUTOMOBILES--0.47%
       95,000      GKN PLC.........................................................................        1,191,952
                                                                                                        ------------
BANKS--1.63%
       84,000      HSBC Holdings...................................................................          985,941
      121,000      Lloyds TSB Group PLC............................................................        1,222,373
       60,000      National Westminster Bank PLC...................................................        1,151,074
       47,831      Royal Bank of Scotland Group PLC................................................          774,360
                                                                                                        ------------
                                                                                                           4,133,748
                                                                                                        ------------
ELECTRICITY--0.27%
       99,000      Scottish Power PLC..............................................................          690,790
                                                                                                        ------------
INFORMATION TECHNOLOGY HARDWARE--0.55%
       94,000      Marconi PLC.....................................................................        1,387,133
                                                                                                        ------------
INSURANCE--0.29%
       75,500      Allied Zurich PLC...............................................................          735,218
                                                                                                        ------------
LEISURE & ENTERTAINMENT--0.35%
      321,000      Hilton Group PLC................................................................          883,461
                                                                                                        ------------
LIFE ASSURANCE--0.29%
      310,000      Legal & General Group PLC.......................................................          737,756
                                                                                                        ------------
MEDIA--0.63%
       69,000      British Sky Broadcasting PLC....................................................        1,605,238
                                                                                                        ------------
METALS & MINING--0.26%
       36,000      Rio Tinto.......................................................................          667,332
                                                                                                        ------------
OIL & GAS--1.39%
      212,000      BP Amoco PLC....................................................................        1,870,536
      264,000      LASMO PLC.......................................................................          453,047
      166,000      Shell Transportation & Trading Co...............................................        1,201,294
                                                                                                        ------------
                                                                                                           3,524,877
                                                                                                        ------------
PHARMACEUTICAL--1.66%
       34,000      Astra Zeneca Group, PLC.........................................................        1,257,763
       59,000      Glaxo Wellcome PLC..............................................................        1,513,007

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EQUITY INVESTMENTS

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
COMMON STOCKS--(CONCLUDED)
UNITED KINGDOM--(CONTINUED)
PHARMACEUTICAL--(CONCLUDED)
      119,000      Smithkline Beecham..............................................................     $  1,425,648
                                                                                                        ------------
                                                                                                           4,196,418
                                                                                                        ------------
RESTAURANTS--0.43%
      169,000      Scottish & Newcastle PLC........................................................        1,086,203
                                                                                                        ------------
TELECOMMUNICATION SERVICES--2.68%
      107,000      British Telecommunications PLC..................................................        2,080,898
      126,000      Cable & Wireless PLC............................................................        2,568,207
      390,000      Vodafone Group PLC..............................................................        2,148,307
                                                                                                        ------------
                                                                                                           6,797,412
                                                                                                        ------------

   NUMBER OF
    SHARES#                                                                                                 VALUE
---------------                                                                                        ---------------
UNITED KINGDOM--(CONCLUDED)
TRANSPORTATION--0.29%
      321,000      Stagecoach Holdings PLC.........................................................     $    727,556
                                                                                                        ------------
Total United Kingdom Common Stocks.................................................................       30,177,138
                                                                                                        ------------
Total Common Stocks (cost--$183,243,009)...........................................................      237,787,398
                                                                                                        ------------
PREFERRED STOCKS--0.47%
JAPAN--0.47%
BANKS--0.47%
  135,000,000      Sanwa International Finance
                     (cost--$1,145,171)............................................................        1,182,335
                                                                                                        ------------

 PRINCIPAL
  AMOUNT                                                                                MATURITY    INTEREST
  (000)#                                                                                 DATES       RATES
-----------                                                                           ------------  --------
CONVERTIBLE BONDS--0.43%
JAPAN--0.43%
BANKS--0.43%
    152,000  TB Finance Ltd. (cost--$996,256).......................................    10/01/04     2.750%      1,083,388
                                                                                                              ------------
REPURCHASE AGREEMENT--2.86%
$     7,255  Repurchase Agreement dated 01/31/2000 with State Street Bank & Trust
               Co., collateralized by $7,203,493 U.S. Treasury Notes, 6.000% due
               08/15/2000 (value--$7,401,589); proceeds: $7,255,907
               (cost--$7,255,000)...................................................    02/01/00     4.500       7,255,000
                                                                                                              ------------
Total Investments (cost--$192,639,436)--97.51%......................................                           247,308,121
                                                                                                                 6,317,291
Other assets in excess of liabilities--2.49%........................................
                                                                                                              ------------
Net Assets--100.00%.................................................................                          $253,625,412
                                                                                                              ============

---------------

#      In local currency unless otherwise indicated.
*      Non-Income producing security.
** Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified Institutional buyers.
ADR    American Depositary Receipt.
GDR    Global Depositary Receipt.
(1)    Security, or portion thereof, was on loan at January 31, 2000.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                         UNREALIZED
                                                               CONTRACT TO         IN        MATURITY   APPRECIATION
                                                                 DELIVER      EXCHANGE FOR    DATES    (DEPRECIATION)
                                                              --------------  -------------  --------  --------------
Japanese Yen................................................   790,035,285    USD 7,501,285  02/01/2000   $   139,341
U.S. Dollars................................................       747,659    AUD 1,152,904  02/01/2000       (12,105)
                                                                                                         -----------
                                                                                                         $   127,236
                                                                                                         ===========

CURRENCY TYPE ABBREVIATIONS:

AUD Australian Dollars.

USD U.S. Dollars.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PORTFOLIO OF INVESTMENTS                             JANUARY 31, 2000(UNAUDITED)

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--90.13%
ARGENTINA--1.79%
ALCOHOLIC BEVERAGES--0.21%
       13,600      Quilmes Industrial Quinsa S.A. ADR.........................................     $    188,700
                                                                                                   ------------
BANKS--0.41%
       16,328      Banco de Galicia y Buenos Aires S.A. de C.V. ADR(1)........................          304,109
       23,671      IRSA Inversiones y Representaciones S.A. Class B...........................           75,759
                                                                                                   ------------
                                                                                                        379,868
                                                                                                   ------------
BASIC MATERIALS--0.11%
       25,600      Siderar S.A. ..............................................................          103,697
                                                                                                   ------------
DIVERSIFIED INDUSTRIALS--0.25%
       58,347      Perez Companc S.A. Class B.................................................          232,258
                                                                                                   ------------
TELECOMMUNICATIONS--0.81%
        3,000      Impsat Corp................................................................           51,000
       26,900      Telecom Argentina Stet-Fran Tel S.A. Class B...............................          199,361
       12,900      Telefonica de Argentina S.A. Class B ADR...................................          492,619
                                                                                                   ------------
                                                                                                        742,980
                                                                                                   ------------
Total Argentina Common Stocks.................................................................        1,647,503
                                                                                                   ------------
BOTSWANA--0.21%
BREWERIES, PUBS, & RESTAURANTS--0.21%
      172,000      Sechaba Breweries Ltd. Ord.+ ..............................................          196,952
                                                                                                   ------------
BRAZIL--4.37%
BANKS--0.31%
       11,300      Uniao de Bancos Brasileiros................................................          288,150
                                                                                                   ------------
BASIC MATERIALS--0.36%
       14,600      Aracruz Celulose S.A. ADR..................................................          327,587
                                                                                                   ------------
ELECTRICITY--0.41%
   21,000,000      Centrais Electricas Brasilieras S.A. (Electrobras).........................          374,292
                                                                                                   ------------
FOOD STORES--0.51%
       14,100      Companhia Brasileira de Distribucion.......................................          465,300
                                                                                                   ------------
OIL & GAS--0.24%
       18,300      Ultrapar Participacoes S.A.................................................          220,744
                                                                                                   ------------
TELECOMMUNICATIONS--2.54%
       45,800      Embratel Participacoes S.A. ADR............................................          984,700
        1,300      Tele Centro Sul Participacoes..............................................          107,250
       45,100      Tele Norte Leste Participacoes.............................................        1,119,044
        1,000      Telecomunicacoes Brasileiras...............................................          130,000
        5,000      Telecomunicacoes Brasileiras S.A. (Telebras) ADR...........................               78
                                                                                                   ------------
                                                                                                      2,341,072
                                                                                                   ------------
Total Brazil Common Stocks....................................................................        4,017,145
                                                                                                   ------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
CHILE--2.58%
BANKS--0.36%
       12,500      Banco Santander Chile Series A ADR(1)......................................     $    198,437
        6,100      Banco Santiago.............................................................          136,488
                                                                                                   ------------
                                                                                                        334,925
                                                                                                   ------------
BREWERIES, PUBS, & RESTAURANTS--0.46%
        9,300      Compania Cervecerias Unidas S.A. ADS(1)....................................          290,625
        9,600      Embotelladora Andina S.A. ADS..............................................          137,400
                                                                                                   ------------
                                                                                                        428,025
                                                                                                   ------------
DIVERSIFIED INDUSTRIALS--0.26%
       17,000      Quinenco S.A. ADR..........................................................          234,812
                                                                                                   ------------
ELECTRICITY--0.49%
        6,700      Chilectra ADR..............................................................          134,000
       15,800      Empresa Nacional de Electricidad S.A.......................................          200,463
        5,518      Enersis S.A. ADR...........................................................          112,774
                                                                                                   ------------
                                                                                                        447,237
                                                                                                   ------------
MINING--0.23%
        6,600      Sociedad Quimica Y Minera de Chile S.A. Series B ADR.......................          212,025
                                                                                                   ------------
RETAILERS, FOOD--0.27%
       12,200      Distribucion y Servicio D&S ADS(1).........................................          247,050
                                                                                                   ------------
TELECOMMUNICATIONS--0.51%
       23,850      Compania de Telecomunicaciones de Chile S.A. ADR(1)........................          472,528
                                                                                                   ------------
Total Chile Common Stocks.....................................................................        2,376,602
                                                                                                   ------------
CROATIA--0.11%
HEALTH/PERSONAL CARE--0.11%
        8,000      Pliva D.D. GDR*............................................................          104,800
                                                                                                   ------------
CZECH REPUBLIC--0.79%
BANKS--0.09%
       15,900      Ceska Sporitelna A.S.*.....................................................           77,910
            1      Komercni Banka A.S.........................................................                7
                                                                                                   ------------
                                                                                                         77,917
                                                                                                   ------------
UTILITIES--0.70%
        2,380      Ceske Radiomunikace A.S. ..................................................           98,175
       64,000      Cez........................................................................          183,201
       20,000      SPT Telecom A.S. (Reg) S*..................................................          365,181
                                                                                                   ------------
                                                                                                        646,557
                                                                                                   ------------
Total Czech Republic Common Stocks............................................................          724,474
                                                                                                   ------------
EGYPT--0.37%
TELECOMMUNICATIONS--0.37%
        6,700      Egypt Mobile Phone.........................................................          341,852
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
GREECE--1.56%
BANKS--0.81%
        6,911      Alpha Credit Bank..........................................................     $    458,837
        4,595      National Bank of Greece*...................................................          290,623
                                                                                                   ------------
                                                                                                        749,460
                                                                                                   ------------
BEVERAGE/TOBACCO MANUFACTURING--0.06%
        2,630      Hellenic Bottling Company S.A. ............................................           55,653
                                                                                                   ------------
TELECOMMUNICATIONS--0.69%
       19,380      Hellenic Telecom Organization..............................................          437,438
        7,300      Panafon Hellenic Telecommunications S.A. ..................................           93,758
        3,960      Stet Hellas Telecommunications*............................................          102,960
                                                                                                   ------------
                                                                                                        634,156
                                                                                                   ------------
Total Greece Common Stocks....................................................................        1,439,269
                                                                                                   ------------
HONG KONG--1.58%
COMMERCE/INDUSTRIAL--0.13%
      126,000      Beijing Datang Power Generation Company Ltd. 'H' Share.....................           19,757
       24,000      Citic Pacific Ltd. ........................................................          102,101
                                                                                                   ------------
                                                                                                        121,858
                                                                                                   ------------
FINANCIAL SERVICES--0.28%
      110,000      Pacific Century............................................................          258,724
                                                                                                   ------------
GLASS & CERAMICS--0.27%
      296,000      China Merchants Holdings Intl. ............................................          247,285
                                                                                                   ------------
REAL ESTATE--0.25%
      141,000      China Resources Enterprises Ltd. ..........................................          227,434
                                                                                                   ------------
TELECOMMUNICATIONS--0.65%
       97,000      China Telecom Hong Kong Ltd.*..............................................          599,666
                                                                                                   ------------
Total Hong Kong Common Stocks.................................................................        1,454,967
                                                                                                   ------------
HUNGARY--1.69%
BANKS--0.66%
        9,834      OTP Bank GDS...............................................................          607,249
                                                                                                   ------------
HEALTH/PERSONAL CARE--0.08%
        1,060      Richter Gedeon Vegyeszdi GDS...............................................           70,755
                                                                                                   ------------
OIL--0.13%
        6,000      Magyar Olaj-Es Gazipare Reszvnytaras Ag. Series 'A'........................          122,400
                                                                                                   ------------
TELECOMMUNICATIONS--0.82%
       19,280      Matav RT ADS Series 'B' (1)................................................          751,920
                                                                                                   ------------
Total Hungary Common Stocks...................................................................        1,552,324
                                                                                                   ------------
INDIA--8.76%
BANKS--0.28%
       47,000      HDFC Bank..................................................................          253,487
                                                                                                   ------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
INDIA--(CONCLUDED)
CONSTRUCTION/BUILDING MATERIALS--0.49%
       24,250      Acc Ltd....................................................................     $     99,837
       86,000      Associated Cement Co. .....................................................          351,101
                                                                                                   ------------
                                                                                                        450,938
                                                                                                   ------------
DIVERSIFIED INDUSTRIALS--0.50%
       50,000      Larsen & Toubro............................................................          460,436
                                                                                                   ------------
ENGINEERING VEHICLES--0.21%
       23,000      Bajaj Auto Ltd. ...........................................................          189,776
                                                                                                   ------------
HOUSEHOLD GOODS & TEXTILES--1.60%
       15,200      Hindustan Lever Ltd. ......................................................          850,119
       82,000      Reliance Industries Ltd. ..................................................          618,762
                                                                                                   ------------
                                                                                                      1,468,881
                                                                                                   ------------
OIL & GAS--0.23%
       52,000      Bharat Heavy Electricals...................................................          207,404
                                                                                                   ------------
OIL, INTEGRATED--0.93%
       99,000      Bharat Petrol Corp. Ltd. ..................................................          858,303
                                                                                                   ------------
PHARMACEUTICALS--0.00%
          100      Ranbaxy Laboratories Ltd. .................................................            2,057
                                                                                                   ------------
STEEL & OTHER MATERIALS--0.33%
       17,500      Hindlaco Industries........................................................          306,892
                                                                                                   ------------
SUPPORT SERVICES--1.76%
        2,400      Infosys Technologies.......................................................          396,606
       15,300      Niit.......................................................................          949,232
        9,000      Pentafour Software.........................................................          274,128
                                                                                                   ------------
                                                                                                      1,619,966
                                                                                                   ------------
TELECOMMUNICATIONS--1.92%
      220,000      Mahanagar Tele Nigam.......................................................        1,386,858
        9,000      Videsh Sanchar Nigam Ltd. .................................................          383,945
                                                                                                   ------------
                                                                                                      1,770,803
                                                                                                   ------------
TOBACCO--0.51%
       29,300      ITC Ltd. ..................................................................          468,565
                                                                                                   ------------
TRANSPORTATION--0.00%
          300      Great Eastern Shipping Co. ................................................              128
                                                                                                   ------------
Total India Common Stocks.....................................................................        8,057,636
                                                                                                   ------------
INDONESIA--1.27%
BANKS--0.11%
    6,254,000      Bank Internasional Indonesia...............................................          105,145
                                                                                                   ------------
FOODS--0.57%
       79,000      H M Sampoerna..............................................................          177,710
      353,000      P.T. Indofoods Sukses Makmur...............................................          341,843
                                                                                                   ------------
                                                                                                        519,553
                                                                                                   ------------
TELECOMMUNICATIONS--0.46%
      825,620      P.T. Telekomunikasi Indonesia..............................................          424,747
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
INDONESIA--(CONCLUDED)
TRANSPORTATION EQUIPMENT--0.13%
      246,000      Astra International........................................................     $    121,594
                                                                                                   ------------
Total Indonesia Common Stocks.................................................................        1,171,039
                                                                                                   ------------
ISRAEL--3.84%
BANKS--1.99%
      330,080      Bank Hapoalim B.M. ........................................................          998,727
      389,330      BkLeumiLe-Israel B.M. .....................................................          831,641
                                                                                                   ------------
                                                                                                      1,830,368
                                                                                                   ------------
COMPUTER SOFTWARE--0.41%
        3,400      Check Point Software Tech Ltd..............................................          374,584
                                                                                                   ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.20%
        3,290      Nice Systems Ltd...........................................................          183,829
                                                                                                   ------------
PHARMACEUTICALS--0.61%
        8,580      Teva Pharmaceutical Industries Ltd., ADR...................................          561,454
                                                                                                   ------------
RETAILERS, FOOD--0.23%
       18,134      Blue Square-Israel Ltd ADS.................................................          213,075
                                                                                                   ------------
TELECOMMUNICATIONS--0.40%
        6,880      ECI Telecommunications Ltd.(1) ............................................          185,760
       10,000      Partner Communication Co. Ltd..............................................          183,750
                                                                                                   ------------
                                                                                                        369,510
                                                                                                   ------------
Total Israel Common Stocks....................................................................        3,532,820
                                                                                                   ------------
KOREA--12.05%
BANKS--3.01%
       84,000      Hanvit Bank................................................................          217,944
       51,129      Kookmin Bank...............................................................          919,275
      169,030      Korea Exchange Bank........................................................          588,257
       82,000      Shinhan Bank...............................................................        1,043,703
                                                                                                   ------------
                                                                                                      2,769,179
                                                                                                   ------------
COMMERCE/INDUSTRIAL--0.34%
       21,000      Samsung Co.................................................................          317,757
                                                                                                   ------------
ELECTRICAL APPLIANCES--5.45%
       29,284      Hyundai Electronics........................................................          688,115
       17,408      Samsung Electronics Co. ...................................................        4,322,948
                                                                                                   ------------
                                                                                                      5,011,063
                                                                                                   ------------
ELECTRICITY & GAS--1.62%
       51,720      Korea Electric Power Corp..................................................        1,486,643
                                                                                                   ------------
                                                                                                      1,486,643
                                                                                                   ------------
IRON & STEEL--0.12%
          850      Pohang Iron & Steel Co. Ltd. ..............................................          108,673
TELECOMMUNICATIONS--1.51%
        2,410      Korea Telecom..............................................................          270,280
       20,700      Korea Telecom ADR..........................................................        1,124,269
                                                                                                   ------------
                                                                                                      1,394,549
                                                                                                   ------------
Total Korea Common Stocks.....................................................................       11,087,864
                                                                                                   ------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
MALAYSIA--1.17%
BANKS--0.27%
       41,000      Commerce Asset Holdings....................................................     $    121,921
       28,000      Malayan Banking Berhad.....................................................          123,053
                                                                                                   ------------
                                                                                                        244,974
                                                                                                   ------------
COMMERCE/INDUSTRIAL--0.17%
       42,000      AMMB Holdings Berhad.......................................................          152,526
                                                                                                   ------------
CONSTRUCTION--0.12%
       56,000      United Engineers (Malaysia) Ltd. Berhad....................................          110,526
                                                                                                   ------------
ELECTRICITY & GAS--0.26%
       79,000      Tenaga Nasional Berhad.....................................................          241,158
                                                                                                   ------------
SERVICES--0.22%
       30,000      Resorts World Berhad.......................................................          104,210
       40,000      Tanjong PLC................................................................          101,053
                                                                                                   ------------
                                                                                                        205,263
                                                                                                   ------------
TELECOMMUNICATIONS--0.13%
       29,000      Telekom Malaysia Berhad....................................................          120,579
                                                                                                   ------------
Total Malaysia Common Stocks..................................................................        1,075,026
                                                                                                   ------------
MAURITIUS--0.23%
OTHER FINANCIAL--0.23%
      301,000      State Bank of Mauritius....................................................          208,807
                                                                                                   ------------
MEXICO--12.50%
ALCOHOLIC BEVERAGES--0.44%
      181,500      Grupo Modelo S.A. de CV....................................................          409,845
                                                                                                   ------------
BANKS--1.04%
      184,100      Grupo Financiero Banamex Accival Series B*.................................          727,973
      638,000      Grupo Financiero Bancomer Series 'O'.......................................          228,160
                                                                                                   ------------
                                                                                                        956,133
                                                                                                   ------------
BREWERIES, PUBS, & RESTAURANTS--0.83%
      189,400      Fomento Economico Mexica S.A. de C.V. Series B and 4 Units Series D*.......          760,541
                                                                                                   ------------
CONSTRUCTION--0.56%
      192,000      Consorico ARA S.A. de C.V.*................................................          278,574
       74,300      Grupo Industrial Saltillo, S.A. de C.V. ...................................          211,808
       10,000      Hylsamex S.A. de C.V. .....................................................           20,844
                                                                                                   ------------
                                                                                                        511,226
                                                                                                   ------------
CONSTRUCTION/BUILDING MATERIALS--0.90%
      192,461      Cemex S.A. ................................................................          825,928
                                                                                                   ------------
DIVERSIFIED INDUSTRIES--0.39%
       98,600      Alfa S.A. .................................................................          360,670
                                                                                                   ------------
FOOD & DRUG RETAILERS--0.11%
       94,000      Grupo Continential.........................................................          105,650
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONTINUED)
MEXICO--(CONCLUDED)
FOOD PRODUCERS--0.27%
      152,120      Grupo Industrial Bimbo S.A. de C.V. Series 'A' NPV.........................     $    250,554
                                                                                                   ------------
MEDIA--1.44%
      108,700      Controladora Commercial Mexicana...........................................          108,844
       22,000      Grupo Televisa, S.A. de C.V. GDS...........................................        1,221,000
                                                                                                   ------------
                                                                                                      1,329,844
                                                                                                   ------------
METALS--0.27%
       16,500      Tubos de Acero de Mexico S.A. de C.V. ADR*(1)..............................          245,438
                                                                                                   ------------
MINING--0.25%
       43,000      Grupo Mexico, S.A. de C.V. Series B........................................          228,027
                                                                                                   ------------
PAPER, PACKAGING & PRINTING--0.46%
      139,750      Kimberly-Clark de Mexico S.A. de C.V. .....................................          421,235
                                                                                                   ------------
RETAILERS, GENERAL--0.95%
      533,000      Cifra S.A. de C.V. Series C*...............................................          870,271
                                                                                                   ------------
TELECOMMUNICATIONS--4.59%
        5,000      Carso Global Telecom Series 'A'............................................           49,964
       39,200      Telefonos de Mexico, S.A. de C.V. ADR(1)...................................        4,174,800
                                                                                                   ------------
                                                                                                      4,224,764
                                                                                                   ------------
Total Mexico Common Stocks....................................................................       11,500,126
                                                                                                   ------------
PERU--1.05%
BANKS--0.28%
       21,500      Credicorp Ltd. ADR.........................................................          256,656
                                                                                                   ------------
MINING--0.24%
       11,600      Compania de Minas Buenaventura S.A. ADS....................................          217,500
                                                                                                   ------------
TELECOMMUNICATIONS--0.53%
       30,000      Telefonica del Peru ADS....................................................          489,375
                                                                                                   ------------
Total Peru Common Stocks......................................................................          963,531
                                                                                                   ------------
PHILIPPINES--0.94%
ELECTRICITY & GAS--0.43%
      149,520      Manila Electric Co. Class B................................................          401,916
                                                                                                   ------------
REAL ESTATE--0.34%
      624,000      Ayala Corp.................................................................          165,425
      920,000      SM Prime...................................................................          145,204
                                                                                                   ------------
                                                                                                        310,629
                                                                                                   ------------
TELECOMMUNICATIONS--0.17%
        6,580      Philippine Long Distance
                     Telephone Co. ...........................................................          154,155
                                                                                                   ------------
Total Philippines Common Stocks...............................................................          866,700
                                                                                                   ------------

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
POLAND--1.44%
BANKS--0.10%
        6,406      Bank Pekao.................................................................     $     89,623
                                                                                                   ------------
DIVERSIFIED HOLDINGS COMPANIES--0.54%
       48,940      Elektrim*..................................................................          499,862
                                                                                                   ------------
FINANCIAL INSTITUTIONS/SERVICES--0.08%
        4,490      Bank Handlowy W Warszawie S.A. ............................................           73,861
                                                                                                   ------------
METALS & MINING--0.38%
       22,020      Kghm Polska Miedz S.A. ....................................................          343,512
                                                                                                   ------------
TELECOMMUNICATIONS--0.34%
       46,070      Telekomunika Polska S.A. GDR...............................................          313,276
                                                                                                   ------------
Total Poland Common Stocks....................................................................        1,320,134
                                                                                                   ------------
RUSSIA--2.72%
OIL & GAS--2.40%
        9,000      Gazprom ADR................................................................           81,450
       21,705      Lukoil Holding ADR.........................................................        1,003,856
       83,150      Surgutneftegaz ADR.........................................................        1,122,525
                                                                                                   ------------
                                                                                                      2,207,831
                                                                                                   ------------
UTILITIES--0.32%
       20,980      Unified Energy System......................................................          291,098
                                                                                                   ------------
Total Russia Common Stocks....................................................................        2,498,929
                                                                                                   ------------
SOUTH AFRICA--8.16%
BANKS--0.88%
       97,872      Amalgamated Bank of South Africa Group Ltd. ...............................          403,276
       95,300      Standard Bank Investment...................................................          406,271
                                                                                                   ------------
                                                                                                        809,547
                                                                                                   ------------
BREWERIES, PUBS, & RESTAURANTS--0.49%
       47,651      South African Breweries Ltd. ..............................................          453,100
                                                                                                   ------------
DIVERSIFIED INDUSTRIALS--0.78%
       54,532      Barlow Ltd. ...............................................................          384,576
      158,275      Malbak Ltd. ...............................................................          109,112
       25,600      Rembrandt Group Ltd. ......................................................          220,704
                                                                                                   ------------
                                                                                                        714,392
                                                                                                   ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.70%
       96,625      Dimension Data Holdings Ltd.(1) ...........................................          640,083
                                                                                                   ------------
FINANCIAL SERVICES--0.66%
      450,175      FirstRand Ltd. ............................................................          609,984
                                                                                                   ------------
HOUSEHOLD GOODS & TEXTILES--0.35%
      346,800      Profurn....................................................................          324,266
                                                                                                   ------------
INSURANCE--0.48%
      317,565      Sanlam Ltd.*...............................................................          445,396
                                                                                                   ------------
LIFE ASSURANCE--0.38%
       31,920      Liberty Life Association...................................................          347,023
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
COMMON STOCKS--(CONCLUDED)
SOUTH AFRICA--(CONCLUDED)
MEDIA--0.18%
      105,000      Primedia Limited...........................................................     $    167,235
                                                                                                   ------------
MINING--0.81%
        6,000      Anglo American Platinum*...................................................          180,666
       21,600      De Beers Centenary.........................................................          562,764
                                                                                                   ------------
                                                                                                        743,430
                                                                                                   ------------
OIL EXPLORATION & PRODUCTION--0.74%
       85,960      Sasol Ltd. ................................................................          678,416
                                                                                                   ------------
OTHER FINANCIAL--0.28%
       33,100      Fedsure Holdings Ltd. .....................................................          255,987
                                                                                                   ------------
PAPER, PACKAGING & PRINTING--0.88%
       93,000      Nampak Ltd. ...............................................................          246,870
       55,600      Sappi......................................................................          563,930
                                                                                                   ------------
                                                                                                        810,800
                                                                                                   ------------
RETAILERS, GENERAL--0.55%
      124,237      LA Retail Stores Ltd. .....................................................          110,258
      388,742      Metro Cash and Carry.......................................................          400,447
                                                                                                   ------------
                                                                                                        510,705
                                                                                                   ------------
Total South Africa Common Stocks..............................................................        7,510,364
                                                                                                   ------------
TAIWAN--13.09%
BANKS--1.25%
      891,000      China Trust Co. ...........................................................        1,150,240
                                                                                                   ------------
CHEMICALS--1.47%
      233,750      Formosa Plastic............................................................          525,795
      344,216      Nan Ya Plastic.............................................................          830,382
                                                                                                   ------------
                                                                                                      1,356,177
                                                                                                   ------------
ELECTRICAL APPLIANCES--8.01%
      368,000      Acer Inc*..................................................................        1,151,687
      250,000      ASE Industries Inc. .......................................................          961,695
       95,000      D-Link Ord.................................................................          260,147
       81,000      Taiwan Semiconductor Manufacturing Co.*....................................          536,039
    1,116,000      United Microelectronics Corp. .............................................        4,456,724
                                                                                                   ------------
                                                                                                      7,366,292
                                                                                                   ------------
MACHINERY/ENGINE SERVICES--0.72%
       81,600      Hon Hai Precision*.........................................................          662,376
                                                                                                   ------------
TELECOMMUNICATIONS--0.37%
       53,000      Systex Corp. ..............................................................          342,103
                                                                                                   ------------
TEXTILES--1.27%
      497,420      Far East Textile...........................................................        1,167,539
                                                                                                   ------------
Total Taiwan Common Stocks....................................................................       12,044,727
                                                                                                   ------------
THAILAND--2.47%
BANKS--0.72%
       72,000      Bangkok Bank Public Co. Ltd.*..............................................          187,075

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
THAILAND--(CONCLUDED)
BANKS--(CONCLUDED)
      316,000      Thai Farmers Bank Public Co. Ltd. .........................................     $    471,579
                                                                                                   ------------
                                                                                                        658,654
                                                                                                   ------------
COMMUNICATIONS--0.82%
      422,000      TelecomAsia Corporation Public Co. Ltd. ...................................          691,619
       16,000      Total Access Communication Public Co. Ltd. ................................           63,680
                                                                                                   ------------
                                                                                                        755,299
                                                                                                   ------------
CONSTRUCTION--0.48%
       16,000      Siam Cement Co.*...........................................................          441,732
                                                                                                   ------------
TELECOMMUNICATIONS--0.45%
       29,600      Advanced Info Services Public Co. Ltd.*....................................          418,068
                                                                                                   ------------
Total Thailand Common Stocks..................................................................        2,273,753
                                                                                                   ------------
TURKEY--5.21%
BANKS--2.72%
   30,500,000      Akbank T.A.S. .............................................................          790,212
   29,052,650      Turkyie Garanti Bankasi....................................................          493,157
   42,540,750      Yapi Ve Kredi Bankasi A.S. ................................................        1,216,188
                                                                                                   ------------
                                                                                                      2,499,557
                                                                                                   ------------
BEVERAGE/TOBACCO MANUFACTURING--0.21%
    1,252,820      Ege Biracilik Ve Malt Sanayi...............................................           92,899
    1,976,180      Erciyas Biracilik..........................................................          100,635
                                                                                                   ------------
                                                                                                        193,534
                                                                                                   ------------
CONSTRUCTION/BUILDING MATERIALS--0.09%
    3,538,000      Akcansa Cimento S.A. ......................................................           86,923
                                                                                                   ------------
DIVERSIFIED INDUSTRIALS--0.35%
    1,521,280      KOC Holding................................................................          319,391
                                                                                                   ------------
ELECTRICAL EQUIPMENT--0.10%
      302,000      Vestel Electronic Sanayi ve Ticaret........................................           90,385
                                                                                                   ------------
FINANCIAL INSTITUTIONS/SERVICES--0.43%
    7,467,020      Haci Omer Sabanci..........................................................          393,591
                                                                                                   ------------
MEDIA--0.10%
    3,782,660      Hurriyet Gazete............................................................           89,555
                                                                                                   ------------
RETAIL TRADE--0.88%
    1,042,502      Migros Turk T.A.S. ........................................................          810,293
                                                                                                   ------------
STEEL & OTHER MATERIALS--0.33%
    7,350,000      Eregli Demir Celik.........................................................          308,625
                                                                                                   ------------
Total Turkey Common Stocks....................................................................        4,791,854
                                                                                                   ------------
ZIMBABWE--0.18%
TELECOMMUNICATIONS--0.18%
      442,000      Econet Wireless Holding....................................................          168,341
                                                                                                   ------------
Total Common Stocks (cost--$64,100,551).......................................................       82,927,539
                                                                                                   ------------

PAINEWEBBER PACE SELECT ADVISORS TRUST

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

   NUMBER OF
    SHARES                                                                                             VALUE
---------------                                                                                   ---------------
PREFERRED STOCKS--7.78%
BRAZIL--7.78%
BANKS/RETAIL--2.17%
   73,460,000      Banco Bradesco S.A. .......................................................     $    595,919
    4,290,000      Banco Itau S.A. ...........................................................          300,133
       39,700      Companhia Vale Do Rio Doce 'A'.............................................        1,102,166
                                                                                                   ------------
                                                                                                      1,998,218
                                                                                                   ------------
BREWERIES, PUBS, & RESTAURANTS--0.54%
      728,000      Companhia Cervejaria Brahma................................................          501,233
                                                                                                   ------------
BUILDING MATERIALS & MERCHANTS--0.21%
    1,380,000      Companhia Cimento Portland Itau............................................          192,326
                                                                                                   ------------
ELECTRICITY--0.64%
       40,000      Companhia Paranaense de Energia Copel ADR..................................          322,500
    4,101,130      Eletropaulo Electricidade Sao Paulo........................................          266,403
                                                                                                   ------------
                                                                                                        588,903
                                                                                                   ------------
ENGINEERING--0.27%
    8,950,000      Gerdau SA Siderugia........................................................          248,473
                                                                                                   ------------
OIL EXPLORATION & PRODUCTION--1.08%
    4,369,000      Petrol Brasileiro-Petrobras................................................          989,757
                                                                                                   ------------
SUPPORT SERVICES--0.28%
   14,901,879      Companhia Energetica de Minas Gerais.......................................          254,846
                                                                                                   ------------
TELECOMMUNICATIONS--2.59%
   43,550,000      Tele Centro Sul Pa.........................................................          701,249
       17,000      Telecomunicacoes de Sao Paulo (Telesp).....................................          493,000
   35,672,527      Telesp Cellular Participacoes..............................................          564,501
   22,083,207      Telesp Tel Sao Paulo.......................................................          625,344
                                                                                                   ------------
                                                                                                      2,384,094
                                                                                                   ------------
Total Preferred Stocks (cost--$5,244,977).....................................................        7,157,850
                                                                                                   ------------

  NUMBER OF
  WARRANTS                                                                                            VALUE
---------------                                                                                   ---------------
WARRANTS--0.76%
KOREA--0.76%
TELECOMMUNICATIONS--0.76%
        5,900      SK Telecom.................................................................     $    695,020
                                                                                                   ------------
MEXICO--0.00%
CONSTRUCTION/BUILDING MATERIALS--0.00%
       12,000      Cemex Appreciation.........................................................            3,831
                                                                                                   ------------
Total Warrants (cost--$552,544)...............................................................          698,851
                                                                                                   ------------
  NUMBER OF
   RIGHTS
---------------

RIGHTS--0.02%
BRAZIL--0.02%
BANKS--0.02%
    4,205,131      Banco Bradesc..............................................................           17,745
                                                                                                   ------------
BANKS/RETAIL--0.00%
       11,000      Companhia Vale do Rio Doce.................................................                0
                                                                                                   ------------
Total Rights (cost--$0).......................................................................           17,745
                                                                                                   ------------
Total Investments (cost--$69,898,072)--98.69%.................................................       90,801,985
                                                                                                      1,209,370
Other assets in excess of liabilities--1.31%..................................................
                                                                                                   ------------
Net Assets--100.00%...........................................................................     $ 92,011,355
                                                                                                   ============

---------------

*      Non-income producing security.
+      Illiquid security representing 0.21% of net assets.
ADR    American Depositary Receipt.
ADS    American Depositary Shares.
GDR    Global Depositary Receipt.
GDS    Global Depositary Shares.
(1)    Security, or a portion thereof, was on loan at January 31, 2000.

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES                  JANUARY 31, 2000(UNAUDITED)

                                                             PACE
                                                          GOVERNMENT        PACE           PACE
                                              PACE        SECURITIES    INTERMEDIATE    STRATEGIC
                                          MONEY MARKET   FIXED INCOME   FIXED INCOME   FIXED INCOME
                                          INVESTMENTS    INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ------------   ------------   ------------   ------------
ASSETS
Investments, at value
  (cost--$60,928,754; $276,663,285;
  $142,851,987; $259,337,218;
  $57,006,937; $110,085,223;
  $381,575,937; $313,886,549;
  $226,025,366; $186,816,567;
  $192,639,436; $69,898,072,
  respectively).........................  $60,928,754    $272,117,770   $137,863,898   $250,888,972
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $35,119,000; $0; $0;
  $0; $47,861,501; $63,957,700;
  $6,443,600; $54,222,505; $8,968,189;
  $6,465,800, respectively).............      --              --          35,119,000        --
Cash (including cash denominated in
  foreign currencies, at value).........      --              --             --             988,350
Receivable for investments sold.........      --           63,898,851            110      3,569,799
Receivable for shares of beneficial
  interest sold.........................      142,169         248,182        178,293        179,793
Unrealized appreciation of forward
  foreign currency contracts............      --              --             --               6,902
Dividends and interest receivable.......      255,264       1,860,862      2,296,323      2,021,808
Receivable from investment adviser......        3,118         --             --             --
Variation margin receivable.............      --              115,466        --             --
Deferred organizational expenses........       10,489          10,489         10,489         10,489
Other assets............................      181,773          33,238         49,828         17,999
                                          -----------    ------------   ------------   ------------
Total assets............................   61,521,567     338,284,858    175,517,941    257,684,112
                                          -----------    ------------   ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................    2,171,916         257,294        259,858        190,149
Dividends payable to shareholders.......      117,711         --             --             --
Payable to custodian....................        8,758         265,231        263,744        --
Payable for investments purchased.......      --          137,638,726        --          27,101,979
Payable for cash collateral for
  securities loaned.....................      --              --          35,119,000        --
Unrealized depreciation of forward
  foreign currency contracts............      --              --             --             389,428
Outstanding options written, at value...      --                1,400        --             201,859
Variation margin payable................      --              --             --             142,405
Payable to affiliates...................      --              109,542         78,989        125,113
Accrued expenses and other
  liabilities...........................      171,653         105,140         45,966         19,511
                                          -----------    ------------   ------------   ------------
Total liabilities.......................    2,470,038     138,377,333     35,767,557     28,170,444
                                          -----------    ------------   ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--59,052,092;
  16,826,133; 11,962,908; 19,165,940;
  4,631,247; 9,573,840; 21,526,903;
  15,510,803; 15,399,548; 11,707,836;
  13,111,901; 6,436,532, respectively
  (unlimited amount authorized).........   59,052,092     208,193,047    146,185,798    247,640,964
Accumulated undistributed (distributions
  in excess of) net investment
  income (loss).........................      --              897,507        636,587      1,174,473
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........         (563)     (4,871,796)    (2,083,912)   (10,160,394)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....      --           (4,311,233)    (4,988,089)    (9,141,375)
                                          -----------    ------------   ------------   ------------
Net assets..............................  $59,051,529    $199,907,525   $139,750,384   $229,513,668
                                          ===========    ============   ============   ============
Net asset value, offering price and
  redemption value per share............        $1.00          $11.88         $11.68         $11.98
                                          ===========    ============   ============   ============

                                                                                                           PACE           PACE
                                             PACE           PACE           PACE            PACE        SMALL/MEDIUM   SMALL/MEDIUM
                                          MUNICIPAL     GLOBAL FIXED   LARGE COMPANY   LARGE COMPANY     COMPANY         COMPANY
                                         FIXED INCOME      INCOME      VALUE EQUITY    GROWTH EQUITY   VALUE EQUITY   GROWTH EQUITY
                                         INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS     INVESTMENTS
                                         ------------   ------------   -------------   -------------   ------------   -------------
ASSETS
Investments, at value
  (cost--$60,928,754; $276,663,285;
  $142,851,987; $259,337,218;
  $57,006,937; $110,085,223;
  $381,575,937; $313,886,549;
  $226,025,366; $186,816,567;
  $192,639,436; $69,898,072,
  respectively)......................... $54,296,573    $101,384,710   $350,766,796    $432,538,671    $200,445,386   $301,870,553
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $35,119,000; $0; $0;
  $0; $47,861,501; $63,957,700;
  $6,443,600; $54,222,505; $8,968,189;
  $6,465,800, respectively).............     --              --          47,861,501      63,957,700      6,443,600      54,222,505
Cash (including cash denominated in
  foreign currencies, at value).........     --            1,212,917            539             108            781             544
Receivable for investments sold.........     --            3,021,353      1,247,510         616,222        --            4,174,203
Receivable for shares of beneficial
  interest sold.........................      14,096         111,733        394,807         472,657        680,739         285,713
Unrealized appreciation of forward
  foreign currency contracts............     --              235,426        --              --             --              --
Dividends and interest receivable.......     846,436       1,884,425        122,536         126,096         86,479         213,815
Receivable from investment adviser......     --              --             --              --             --              --
Variation margin receivable.............     --              --             137,868         --             --              --
Deferred organizational expenses........      10,489          10,489         10,489          10,489         10,489          10,489
Other assets............................      43,748          15,338         52,004          36,532         48,776          26,872
                                         -----------    ------------   ------------    ------------    ------------   ------------
Total assets............................  55,211,342     107,876,391    400,594,050     497,758,475    207,716,250     360,804,694
                                         -----------    ------------   ------------    ------------    ------------   ------------

LIABILITIES
Payable for shares of beneficial
  interest repurchased..................      77,759         179,156        544,542         359,968        558,829         318,112
Dividends payable to shareholders.......     --              --             --              --             --              --
Payable to custodian....................     --              --             --              --             --              --
Payable for investments purchased.......      17,021       2,465,246      2,308,348         606,270      4,310,095       2,679,916
Payable for cash collateral for
  securities loaned.....................     --              --          47,861,501      63,957,700      6,443,600      54,222,505
Unrealized depreciation of forward
  foreign currency contracts............     --              715,855        --              --             --              --
Outstanding options written, at value...     --              --             --              --             --              --
Variation margin payable................     --              --             --              --             --              --
Payable to affiliates...................      26,462          51,989        241,049         305,058        129,046         238,609
Accrued expenses and other
  liabilities...........................      94,617          35,889        155,205         117,591        111,812         262,959
                                         -----------    ------------   ------------    ------------    ------------   ------------
Total liabilities.......................     215,859       3,448,135     51,110,645      65,346,587     11,553,382      57,722,101
                                         -----------    ------------   ------------    ------------    ------------   ------------

NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--59,052,092;
  16,826,133; 11,962,908; 19,165,940;
  4,631,247; 9,573,840; 21,526,903;
  15,510,803; 15,399,548; 11,707,836;
  13,111,901; 6,436,532, respectively
  (unlimited amount authorized).........  57,804,412     117,131,596    370,222,955     275,560,330    221,320,738     135,477,650
Accumulated undistributed (distributions
  in excess of) net investment
  income (loss).........................     239,774      (1,486,742)       (20,278)       (797,873)       139,411        (963,343)
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........    (338,339)     (1,957,637)    10,318,196      38,997,309        282,699      53,514,300
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....  (2,710,364)     (9,258,961)   (31,037,468)    118,652,122    (25,579,980)    115,053,986
                                         -----------    ------------   ------------    ------------    ------------   ------------
Net assets.............................. $54,995,483    $104,428,256   $349,483,405    $432,411,888    $196,162,868   $303,082,593
                                         ===========    ============   ============    ============    ============   ============
Net asset value, offering price and
  redemption value per share............      $11.87          $10.91         $16.23          $27.88         $12.74          $25.89
                                         ===========    ============   ============    ============    ============   ============

                                                                PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL   EMERGING MARKETS
                                             EQUITY            EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------   ----------------
ASSETS
Investments, at value
  (cost--$60,928,754; $276,663,285;
  $142,851,987; $259,337,218;
  $57,006,937; $110,085,223;
  $381,575,937; $313,886,549;
  $226,025,366; $186,816,567;
  $192,639,436; $69,898,072,
  respectively).........................  $247,308,121      $ 90,801,985
Investments of cash collateral received
  for securities loaned, at value
  (cost--$0; $0; $35,119,000; $0; $0;
  $0; $47,861,501; $63,957,700;
  $6,443,600; $54,222,505; $8,968,189;
  $6,465,800, respectively).............     8,968,189         6,465,800
Cash (including cash denominated in
  foreign currencies, at value).........     9,222,158         1,435,794
Receivable for investments sold.........       269,715         1,114,570
Receivable for shares of beneficial
  interest sold.........................       307,773            86,871
Unrealized appreciation of forward
  foreign currency contracts............       139,341          --
Dividends and interest receivable.......       375,438           197,937
Receivable from investment adviser......       --               --
Variation margin receivable.............       --               --
Deferred organizational expenses........        10,489            10,489
Other assets............................       178,334            60,020
                                          ------------      ------------
Total assets............................   266,779,558       100,173,466
                                          ------------      ------------
LIABILITIES
Payable for shares of beneficial
  interest repurchased..................       240,610            94,358
Dividends payable to shareholders.......       --               --
Payable to custodian....................       --               --
Payable for investments purchased.......     3,558,189         1,054,953
Payable for cash collateral for
  securities loaned.....................     8,968,189         6,465,800
Unrealized depreciation of forward
  foreign currency contracts............        12,105          --
Outstanding options written, at value...       --               --
Variation margin payable................       --               --
Payable to affiliates...................       203,233            78,625
Accrued expenses and other
  liabilities...........................       171,820           468,375
                                          ------------      ------------
Total liabilities.......................    13,154,146         8,162,111
                                          ------------      ------------
NET ASSETS
Beneficial interest shares of $0.001 par
  value outstanding--59,052,092;
  16,826,133; 11,962,908; 19,165,940;
  4,631,247; 9,573,840; 21,526,903;
  15,510,803; 15,399,548; 11,707,836;
  13,111,901; 6,436,532, respectively
  (unlimited amount authorized).........   189,278,400        74,081,236
Accumulated undistributed (distributions
  in excess of) net investment
  income (loss).........................        (3,647)         (112,091)
Accumulated net realized gains (losses)
  from investments, other assets,
  liabilities, futures, options and
  forward contracts denominated in
  foreign currency transactions.........     9,485,589        (2,556,968)
Net unrealized appreciation
  (depreciation) of investments, other
  assets, liabilities, futures, options
  written and forward contracts
  denominated in foreign currencies.....    54,865,070        20,599,178
                                          ------------      ------------
Net assets..............................  $253,625,412      $ 92,011,355
                                          ============      ============
Net asset value, offering price and
  redemption value per share............        $19.34            $14.30
                                          ============      ============

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JANUARY 31, 2000(UNAUDITED)

                                                            PACE
                                                         GOVERNMENT       PACE          PACE
                                              PACE       SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET  FIXED INCOME  FIXED INCOME  FIXED INCOME
                                          INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          ------------  ------------  ------------  ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................   $1,593,909   $ 6,370,642   $ 4,657,739   $ 7,641,659
Dividends (net of foreign withholding
  taxes, if any)........................      --            --            --            --
                                           ----------   -----------   -----------   -----------
                                            1,593,909     6,370,642     4,657,739     7,641,659
                                           ----------   -----------   -----------   -----------

EXPENSES:
Investment advisory and administration
  fees..................................       99,656       692,639       425,865       794,399
Transfer agency fees and expenses.......       86,907        44,497        21,702        34,046
Reports and notices to shareholders.....       24,145        19,851         9,224        11,916
Legal and audit.........................       17,574        23,484        18,099        17,825
Trustees' fees and expenses.............       13,125        13,125        13,125        13,125
Federal and state registration fees.....       11,819        14,258         8,918         6,467
Amortization of organizational
  expenses..............................        9,568         9,568         9,568         9,568
Custody and accounting..................        3,823        60,607        42,314        64,360
Other expenses..........................        2,363         7,741         1,530         1,904
                                           ----------   -----------   -----------   -----------
                                              268,980       885,770       550,345       953,610
Less: Fee waivers and reimbursements
  from investment adviser...............     (126,660)      (44,524)       (7,187)      (46,046)
                                           ----------   -----------   -----------   -----------
Net expenses............................      142,320       841,246       543,158       907,564
                                           ----------   -----------   -----------   -----------
Net investment income (loss)............    1,451,589     5,529,396     4,114,581     6,734,095
                                           ----------   -----------   -----------   -----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............           66    (1,664,771)   (1,510,593)     (827,065)
  Futures...............................      --            --            --         (2,152,360)
  Options written.......................      --            111,328       --           (600,005)
  Foreign currency transactions.........      --            --            --            (10,978)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................      --         (1,881,290)   (1,993,940)   (2,812,909)
  Futures...............................      --            --            --            149,398
  Options...............................      --          234,282         --            (34,029)
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --            --            --           (393,248)
                                           ----------   -----------   -----------   -----------
Net realized and unrealized gains
  (losses) from investment activities...           66    (3,200,451)   (3,504,533)   (6,681,196)
                                           ----------   -----------   -----------   -----------
Net increase (decrease) in net assets
  resulting from operations.............   $1,451,655   $ 2,328,945   $   610,048   $    52,899
                                           ==========   ===========   ===========   ===========

                                                                                                        PACE          PACE
                                              PACE          PACE          PACE           PACE       SMALL/MEDIUM  SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED  LARGE COMPANY  LARGE COMPANY    COMPANY        COMPANY
                                          FIXED INCOME     INCOME     VALUE EQUITY   GROWTH EQUITY  VALUE EQUITY  GROWTH EQUITY
                                          INVESTMENTS   INVESTMENTS    INVESTMENTS    INVESTMENTS   INVESTMENTS    INVESTMENTS
                                          ------------  ------------  -------------  -------------  ------------  -------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................  $ 1,548,622   $ 2,899,112   $    250,220    $   158,554   $   287,422   $    333,290
Dividends (net of foreign withholding
  taxes, if any)........................      --            --           2,687,769      1,006,418     1,254,854        119,346
                                          -----------   -----------   ------------    -----------   ------------  ------------
                                            1,548,622     2,899,112      2,937,989      1,164,972     1,542,276        452,636
                                          -----------   -----------   ------------    -----------   ------------  ------------

EXPENSES:
Investment advisory and administration
  fees..................................      168,358       415,372      1,424,851      1,675,945       771,327      1,176,877
Transfer agency fees and expenses.......       12,000        49,258         77,073         64,392        55,200         61,223
Reports and notices to shareholders.....       10,362        10,727         38,497         22,875        23,339         18,739
Legal and audit.........................       15,040        13,172         33,910         29,293        26,680         37,239
Trustees' fees and expenses.............       13,125        13,125         13,125         13,125        13,125         13,125
Federal and state registration fees.....        7,668         9,940         30,490         20,565        16,082         15,382
Amortization of organizational
  expenses..............................        9,568         9,568          9,568          9,568         9,568          9,568
Custody and accounting..................       17,927        76,367        103,864        126,099        57,849         88,870
Other expenses..........................        2,541         2,717         16,989         10,267         7,860          1,168
                                          -----------   -----------   ------------    -----------   ------------  ------------
                                              256,589       600,246      1,748,367      1,972,129       981,030      1,422,191
Less: Fee waivers and reimbursements
  from investment adviser...............      (18,082)     (107,058)        (9,640)        (8,152)      (18,493)        (5,081)
                                          -----------   -----------   ------------    -----------   ------------  ------------
Net expenses............................      238,507       493,188      1,738,727      1,963,977       962,537      1,417,110
                                          -----------   -----------   ------------    -----------   ------------  ------------
Net investment income (loss)............    1,310,115     2,405,924      1,199,262       (799,005)      579,739       (964,474)
                                          -----------   -----------   ------------    -----------   ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............      (57,731)   (1,950,650)    16,433,008     40,657,832     3,009,371     71,653,178
  Futures...............................      --            --             368,009        --            --             --
  Options written.......................      --            --             --             --            --             --
  Foreign currency transactions.........      --             (5,758)       --             --            --             --
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................   (2,575,451)   (4,553,590)   (78,505,318)     2,076,537   (34,821,682)    31,697,651
  Futures...............................      --            --            (330,994)       --            --             --
  Options...............................      --            --             --             --            --             --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................      --         (1,269,093)       --             --            --             --
                                          -----------   -----------   ------------    -----------   ------------  ------------
Net realized and unrealized gains
  (losses) from investment activities...   (2,633,182)   (7,779,091)   (62,035,295)    42,734,369   (31,812,311)   103,350,829
                                          -----------   -----------   ------------    -----------   ------------  ------------
Net increase (decrease) in net assets
  resulting from operations.............  $(1,323,067)  $(5,373,167)  $(60,836,033)   $41,935,364   $(31,232,572) $102,386,355
                                          ===========   ===========   ============    ===========   ============  ============

                                                               PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL  EMERGING MARKETS
                                             EQUITY           EQUITY
                                           INVESTMENTS     INVESTMENTS
                                          -------------  ----------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes, if any)........................   $   422,452     $    13,584
Dividends (net of foreign withholding
  taxes, if any)........................     1,322,565         553,307
                                           -----------     -----------
                                             1,745,017         566,891
                                           -----------     -----------
EXPENSES:
Investment advisory and administration
  fees..................................     1,078,252         502,251
Transfer agency fees and expenses.......        55,952          47,273
Reports and notices to shareholders.....        24,702          11,047
Legal and audit.........................        25,580          30,290
Trustees' fees and expenses.............        13,125          13,125
Federal and state registration fees.....        19,231           8,056
Amortization of organizational
  expenses..............................         9,568           9,568
Custody and accounting..................       180,387         160,899
Other expenses..........................        15,328           1,123
                                           -----------     -----------
                                             1,422,125         783,632
Less: Fee waivers and reimbursements
  from investment adviser...............        (5,028)       (104,073)
                                           -----------     -----------
Net expenses............................     1,417,097         679,559
                                           -----------     -----------
Net investment income (loss)............       327,920        (112,668)
                                           -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions...............    11,663,711       8,454,776
  Futures...............................       --             --
  Options written.......................       --             --
  Foreign currency transactions.........    (2,043,556)       (136,985)
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................    31,407,378       9,154,152
  Futures...............................       --             --
  Options...............................       --             --
  Other assets, liabilities and forward
   contracts denominated in foreign
   currencies...........................       159,417          (5,049)
                                           -----------     -----------
Net realized and unrealized gains
  (losses) from investment activities...    41,186,950      17,466,894
                                           -----------     -----------
Net increase (decrease) in net assets
  resulting from operations.............   $41,514,870     $17,354,226
                                           ===========     ===========

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        PACE
                                                       PACE                     GOVERNMENT SECURITIES
                                             MONEY MARKET INVESTMENTS         FIXED INCOME INVESTMENTS
                                          -------------------------------  -------------------------------
                                              FOR THE                          FOR THE
                                             SIX MONTHS        FOR THE        SIX MONTHS        FOR THE
                                               ENDED            YEAR            ENDED            YEAR
                                          JANUARY 31, 2000      ENDED      JANUARY 31, 2000      ENDED
                                            (UNAUDITED)     JULY 31, 1999    (UNAUDITED)     JULY 31, 1999
                                          ----------------  -------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income.................    $  1,451,589    $  1,534,974     $  5,529,396    $ 10,030,353
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................              66             165       (1,553,443)     (2,597,744)
    Foreign currency transactions.......        --               --              --                57,256
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....        --               --            (1,647,008)     (4,324,044)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        --               --              --               --
                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations............       1,451,655       1,535,139        2,328,945       3,165,821
                                            ------------    ------------     ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (1,451,589)     (1,534,974)      (5,860,888)    (10,395,294)
  Net realized gains from investment
   transactions.........................        --               --              --              (453,493)
                                            ------------    ------------     ------------    ------------
                                              (1,451,589)     (1,534,974)      (5,860,888)    (10,848,787)
                                            ------------    ------------     ------------    ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      51,871,360      73,861,364       39,737,882      76,221,851
  Cost of shares repurchased............     (41,398,691)    (53,636,534)     (33,754,525)    (49,556,340)
  Proceeds from dividends reinvested....       1,405,167       1,455,251        5,737,263      10,617,096
                                            ------------    ------------     ------------    ------------
  Net increase in net assets from
   beneficial interest transactions.....      11,877,836      21,680,081       11,720,620      37,282,607
                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net
   assets...............................      11,877,902      21,680,246        8,188,677      29,599,641

NET ASSETS:
  Beginning of period...................      47,173,627      25,493,381      191,718,848     162,119,207
                                            ------------    ------------     ------------    ------------
  End of period.........................    $ 59,051,529    $ 47,173,627     $199,907,525    $191,718,848
                                            ============    ============     ============    ============
  Undistributed net investment income...    $   --          $    --          $    897,507    $  1,228,999
                                            ============    ============     ============    ============

                                                       PACE                             PACE
                                             INTERMEDIATE FIXED INCOME         STRATEGIC FIXED INCOME
                                                    INVESTMENTS                      INVESTMENTS
                                          -------------------------------  -------------------------------
                                              FOR THE                          FOR THE
                                             SIX MONTHS        FOR THE        SIX MONTHS        FOR THE
                                               ENDED            YEAR            ENDED            YEAR
                                          JANUARY 31, 2000      ENDED      JANUARY 31, 2000      ENDED
                                            (UNAUDITED)     JULY 31, 1999    (UNAUDITED)     JULY 31, 1999
                                          ----------------  -------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income.................    $  4,114,581    $  6,492,499     $  6,734,095    $ 10,253,465
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................      (1,510,593)       (168,313)      (3,579,430)     (4,006,750)
    Foreign currency transactions.......        --               --               (10,978)        (11,967)
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....      (1,993,940)     (3,749,017)      (2,697,540)     (8,421,318)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        --               --              (393,248)         (5,496)
                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations............         610,048       2,575,169           52,899      (2,192,066)
                                            ------------    ------------     ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (4,100,549)     (6,342,333)      (6,605,821)     (9,918,107)
  Net realized gains from investment
   transactions.........................         (35,975)       (724,632)        --            (4,178,827)
                                            ------------    ------------     ------------    ------------
                                              (4,136,524)     (7,066,965)      (6,605,821)    (14,096,934)
                                            ------------    ------------     ------------    ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      26,481,272      71,711,855       39,153,336     139,745,175
  Cost of shares repurchased............     (26,285,534)    (34,775,205)     (31,830,089)    (42,026,189)
  Proceeds from dividends reinvested....       4,038,220       6,908,534        6,529,019      13,904,642
                                            ------------    ------------     ------------    ------------
  Net increase in net assets from
   beneficial interest transactions.....       4,233,958      43,845,184       13,852,266     111,623,628
                                            ------------    ------------     ------------    ------------
  Net increase (decrease) in net
   assets...............................         707,482      39,353,388        7,299,344      95,334,628

NET ASSETS:
  Beginning of period...................     139,042,902      99,689,514      222,214,324     126,879,696
                                            ------------    ------------     ------------    ------------
  End of period.........................    $139,750,384    $139,042,902     $229,513,668    $222,214,324
                                            ============    ============     ============    ============
  Undistributed net investment income...    $    636,587    $    622,555     $  1,174,473    $  1,046,199
                                            ============    ============     ============    ============

                                                       PACE                             PACE
                                              MUNICIPAL FIXED INCOME             GLOBAL FIXED INCOME
                                                    INVESTMENTS                      INVESTMENTS
                                          -------------------------------  -------------------------------
                                              FOR THE                          FOR THE
                                             SIX MONTHS        FOR THE        SIX MONTHS        FOR THE
                                               ENDED            YEAR            ENDED            YEAR
                                          JANUARY 31, 2000      ENDED      JANUARY 31, 2000      ENDED
                                            (UNAUDITED)     JULY 31, 1999    (UNAUDITED)     JULY 31, 1999
                                          ----------------  -------------  ----------------  -------------
FROM OPERATIONS:
  Net investment income.................     $ 1,310,115    $  2,491,105     $  2,405,924    $  4,600,527
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................         (57,731)       (112,308)      (1,950,650)      3,498,901
    Foreign currency transactions.......        --               --                (5,758)      2,153,170
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....      (2,575,451)     (1,140,661)      (4,553,590)     (5,366,888)
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        --               --            (1,269,093)        889,876
                                             -----------    ------------     ------------    ------------
  Net increase (decrease) in net assets
   resulting from operations............      (1,323,067)      1,238,136       (5,373,167)      5,775,586
                                             -----------    ------------     ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (1,283,129)     (2,465,695)      (2,120,017)     (6,373,655)
  Net realized gains from investment
   transactions.........................        --               --              (781,420)     (3,639,664)
                                             -----------    ------------     ------------    ------------
                                              (1,283,129)     (2,465,695)      (2,901,437)    (10,013,319)
                                             -----------    ------------     ------------    ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................       8,936,488      20,483,781       24,978,335      35,855,990
  Cost of shares repurchased............      (9,233,537)    (16,611,583)     (16,260,249)    (29,144,329)
  Proceeds from dividends reinvested....       1,239,820       2,376,569        2,841,663       9,831,275
                                             -----------    ------------     ------------    ------------
  Net increase in net assets from
   beneficial interest transactions.....         942,771       6,248,767       11,559,749      16,542,936
                                             -----------    ------------     ------------    ------------
  Net increase (decrease) in net
   assets...............................      (1,663,425)      5,021,208        3,285,145      12,305,203
NET ASSETS:
  Beginning of period...................      56,658,908      51,637,700      101,143,111      88,837,908
                                             -----------    ------------     ------------    ------------
  End of period.........................     $54,995,483    $ 56,658,908     $104,428,256    $101,143,111
                                             ===========    ============     ============    ============
  Undistributed net investment income...     $   239,774    $    212,788     $   --          $    --
                                             ===========    ============     ============    ============

                 See accompanying notes to financial statements

PAINEWEBBER PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                        PACE                               PACE
                                                 LARGE COMPANY VALUE               LARGE COMPANY GROWTH
                                                 EQUITY INVESTMENTS                 EQUITY INVESTMENTS
                                          ---------------------------------  ---------------------------------
                                               FOR THE                            FOR THE
                                             SIX MONTHS         FOR THE         SIX MONTHS         FOR THE
                                                ENDED             YEAR             ENDED             YEAR
                                          JANUARY 31, 2000       ENDED       JANUARY 31, 2000       ENDED
                                             (UNAUDITED)     JULY 31, 1999      (UNAUDITED)     JULY 31, 1999
                                          -----------------  --------------  -----------------  --------------
FROM OPERATIONS:
  Net investment income (loss)..........    $  1,199,262      $  2,276,863     $   (799,005)     $   (781,224)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................      16,801,017        25,011,927       40,657,832        10,229,777
    Foreign currency transactions.......        --                --               --                --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (78,836,312)       14,372,120        2,076,537        52,000,533
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        --                --               --                --
                                            ------------      ------------     ------------      ------------
  Net increase (decrease) in net assets
   resulting from operations............     (60,836,033)       41,660,910       41,935,364        61,449,086
                                            ------------      ------------     ------------      ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................      (2,495,534)       (2,068,017)        --                --
  Net realized gains from investment
   transactions.........................     (30,040,611)      (21,559,073)     (11,567,262)      (19,611,543)
                                            ------------      ------------     ------------      ------------
                                             (32,536,145)      (23,627,090)     (11,567,262)      (19,611,543)
                                            ------------      ------------     ------------      ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      86,269,800       148,206,501       76,014,639       142,031,214
  Cost of shares repurchased............     (50,811,551)      (80,472,039)     (65,337,259)      (98,726,785)
  Proceeds from dividends reinvested....      31,932,335        23,342,638       11,378,823        19,384,120
                                            ------------      ------------     ------------      ------------
  Net increase (decrease) in net assets
   derived from beneficial interest
   transactions.........................      67,390,584        91,077,100       22,056,203        62,688,549
                                            ------------      ------------     ------------      ------------
  Contribution to capital from
   Sub-Adviser..........................        --                --               --                --
                                            ------------      ------------     ------------      ------------
  Net increase (decrease) in net
   assets...............................     (25,981,594)      109,110,920       52,424,305       104,526,092

NET ASSETS:
  Beginning of period...................     375,464,999       266,354,079      379,987,583       275,461,491
                                            ------------      ------------     ------------      ------------
  End of period.........................    $349,483,405      $375,464,999     $432,411,888      $379,987,583
                                            ============      ============     ============      ============
  Undistributed net investment income...        --            $  1,275,994         --            $      1,132
                                            ============      ============     ============      ============

                                                        PACE                               PACE
                                             SMALL/MEDIUM COMPANY VALUE         SMALL/MEDIUM COMPANY GROWTH
                                                 EQUITY INVESTMENTS                 EQUITY INVESTMENTS
                                          ---------------------------------  ---------------------------------
                                               FOR THE                            FOR THE
                                             SIX MONTHS         FOR THE         SIX MONTHS         FOR THE
                                                ENDED             YEAR             ENDED             YEAR
                                          JANUARY 31, 2000       ENDED       JANUARY 31, 2000       ENDED
                                             (UNAUDITED)     JULY 31, 1999      (UNAUDITED)     JULY 31, 1999
                                          -----------------  --------------  -----------------  --------------
FROM OPERATIONS:
  Net investment income (loss)..........    $    579,739      $    776,036      $   (964,474)    $ (1,031,067)
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       3,009,371         6,402,434        71,653,178       15,551,333
    Foreign currency transactions.......        --                --               --                --
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....     (34,821,682)       (2,998,643)       31,697,651       54,182,221
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................        --                --               --                --
                                            ------------      ------------      ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............     (31,232,572)        4,179,827       102,386,355       68,702,487
                                            ------------      ------------      ------------     ------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................        (832,372)       (1,010,551)        --                --
  Net realized gains from investment
   transactions.........................      (9,001,355)      (17,717,110)      (33,399,939)      (5,125,542)
                                            ------------      ------------      ------------     ------------
                                              (9,833,727)      (18,727,661)      (33,399,939)      (5,125,542)
                                            ------------      ------------      ------------     ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................      47,911,916        78,192,098        34,215,717       69,286,726
  Cost of shares repurchased............     (26,526,311)      (59,597,665)      (98,528,541)     (71,374,034)
  Proceeds from dividends reinvested....       9,712,297        18,526,406        33,003,540        5,060,397
                                            ------------      ------------      ------------     ------------
  Net increase (decrease) in net assets
   derived from beneficial interest
   transactions.........................      31,097,902        37,120,839       (31,309,284)       2,973,089
                                            ------------      ------------      ------------     ------------
  Contribution to capital from
   Sub-Adviser..........................        --                --               --                --
                                            ------------      ------------      ------------     ------------
  Net increase (decrease) in net
   assets...............................      (9,968,397)       22,573,005        37,677,132       66,550,034

NET ASSETS:
  Beginning of period...................     206,131,265       183,558,260       265,405,461      198,855,427
                                            ------------      ------------      ------------     ------------
  End of period.........................    $196,162,868      $206,131,265      $303,082,593     $265,405,461
                                            ============      ============      ============     ============
  Undistributed net investment income...    $    139,411      $    392,044         --            $      1,131
                                            ============      ============      ============     ============

                                                                                            PACE
                                                         PACE                  INTERNATIONAL EMERGING MARKETS
                                           INTERNATIONAL EQUITY INVESTMENTS          EQUITY INVESTMENTS
                                          ----------------------------------  ---------------------------------
                                               FOR THE                             FOR THE
                                             SIX MONTHS          FOR THE         SIX MONTHS         FOR THE
                                                ENDED             YEAR              ENDED             YEAR
                                          JANUARY 31, 2000        ENDED       JANUARY 31, 2000       ENDED
                                             (UNAUDITED)      JULY 31, 1999      (UNAUDITED)     JULY 31, 1999
                                          -----------------  ---------------  -----------------  --------------
FROM OPERATIONS:
  Net investment income (loss)..........     $    327,920     $    951,372      $   (112,668)     $    715,293
  Net realized gains (losses) from:
    Investment, future and option
     transactions.......................       11,663,711       13,004,589         8,454,776        (3,396,344)
    Foreign currency transactions.......       (2,043,556)         547,518          (136,985)          140,459
  Net change in unrealized
   appreciation/depreciation of:
    Investments, futures and options....       31,407,378          857,043         9,154,152        17,387,157
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................          159,417          252,109            (5,049)         (298,617)
                                             ------------     ------------      ------------      ------------
  Net increase (decrease) in net assets
   resulting from operations............       41,514,870       15,612,631        17,354,226        14,547,948
                                             ------------     ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.................       (1,491,665)      (1,983,217)         (724,583)         (468,284)
  Net realized gains from investment
   transactions.........................      (13,070,076)      (3,678,063)         --                --
                                             ------------     ------------      ------------      ------------
                                              (14,561,741)      (5,661,280)         (724,583)         (468,284)
                                             ------------     ------------      ------------      ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................       36,706,621       78,914,213        13,164,845        34,235,058
  Cost of shares repurchased............      (39,013,121)     (44,926,114)      (26,996,911)      (23,516,593)
  Proceeds from dividends reinvested....       14,268,026        5,599,716           716,496           462,033
                                             ------------     ------------      ------------      ------------
  Net increase (decrease) in net assets
   derived from beneficial interest
   transactions.........................       11,961,526       39,587,815       (13,115,570)       11,180,498
                                             ------------     ------------      ------------      ------------
  Contribution to capital from
   Sub-Adviser..........................          694,257         --                --                --
                                             ------------     ------------      ------------      ------------
  Net increase (decrease) in net
   assets...............................       39,608,912       49,539,166         3,514,073        25,260,162
NET ASSETS:
  Beginning of period...................      214,016,500      164,477,334        88,497,282        63,237,120
                                             ------------     ------------      ------------      ------------
  End of period.........................     $253,625,412     $214,016,500      $ 92,011,355      $ 88,497,282
                                             ============     ============      ============      ============
  Undistributed net investment income...        --            $  1,160,098          --            $    725,160
                                             ============     ============      ============      ============

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  PaineWebber PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

  The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

  The Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Programs.

  The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Each Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolios, or by the Portfolio's sub-adviser. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments of the PACE Money Market Investments are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the board.

  REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

  The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable sub-adviser anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

  The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

  OPTION WRITING--Certain Portfolios may write (sell) put and call options in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios primarily use financial futures contracts for hedging purposes or to manage the average duration of a portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  REVERSE REPURCHASE AGREEMENTS--The Trust may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Trust's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

  Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

  The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                    ANNUAL RATE
                                                                 AS A PERCENTAGE OF
                                                                  EACH PORTFOLIO'S
                         PORTFOLIO                            AVERAGE DAILY NET ASSETS
------------------------------------------------------------  ------------------------
PACE Money Market Investments...............................            0.35%
PACE Government Securities Fixed Income Investments.........            0.70%
PACE Intermediate Fixed Income Investments..................            0.60%
PACE Strategic Fixed Income Investments.....................            0.70%
PACE Municipal Fixed Income Investments.....................            0.60%
PACE Global Fixed Income Investments........................            0.80%
PACE Large Company Value Equity Investments.................            0.80%
PACE Large Company Growth Equity Investments................            0.80%
PACE Small/Medium Company Value Equity Investments..........            0.80%
PACE Small/Medium Company Growth Equity Investments.........            0.80%
PACE International Equity Investments.......................            0.90%
PACE International Emerging Markets Equity Investments......            1.10%

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee from the investment advisory fee which Mitchell Hutchins receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                      ANNUAL RATE
                                                                                   AS A PERCENTAGE OF
                                                                                    EACH PORTFOLIO'S
              PORTFOLIO                              SUB-ADVISER                AVERAGE DAILY NET ASSETS
--------------------------------------  --------------------------------------  ------------------------
PACE Government Securities Fixed        Pacific Investment Management Company             0.25%
  Income Investments
PACE Intermediate Fixed Income          Pacific Income Advisors, Inc.                     0.20%
  Investments
PACE Strategic Fixed Income             Pacific Investment Management Company             0.25%
  Investments
PACE Municipal Fixed Income             Deutsche Asset Management, Inc.                   0.20%
  Investments
PACE Global Fixed Income Investments    Rogge Global Partners plc                         0.35%
PACE Large Company Value Equity         Brinson Partners, Inc.                            0.30%
  Investments
PACE Large Company Growth Equity        Alliance Capital Management L.P.                  0.30%
  Investments
PACE Small/Medium Company Value Equity  Brandywine Asset Management, Inc. and
  Investments                             Ariel Capital Management, Inc.                  0.30%
PACE Small/Medium Company Growth        Delaware Management Company, Inc.                 0.40%
  Equity Investments
PACE International Equity Investments   Martin Currie Inc.                                0.40%
PACE International Emerging Markets     Schroder Investment Management North
  Equity Investments                      America Inc.                                    0.50%

  Mitchell Hutchins agreed to waive all or a portion of its investment advisory and administration fee and reimburse certain operating expenses for the six months ended January 31, 2000, which will lower the overall expenses of certain Portfolios.

  As of January 31, 2000 the Portfolios owed PaineWebber for investment advisory and administration fees as follows:

                                                               AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  ---------
PACE Government Securities Fixed Income Investments.........  $109,540
PACE Intermediate Fixed Income Investments..................  $ 69,826
PACE Strategic Fixed Income Investments.....................  $124,801
PACE Municipal Fixed Income Investments.....................  $ 26,462
PACE Global Fixed Income Investments........................  $ 51,899
PACE Large Company Value Equity Investments.................  $237,655
PACE Large Company Growth Equity Investments................  $301,074
PACE Small/Medium Company Value Equity Investments..........  $127,799
PACE Small/Medium Company Growth Equity Investments.........  $231,353
PACE International Equity Investments.......................  $200,910
PACE International Emerging Markets Equity Investments......  $ 77,683

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  PaineWebber waived a portion of its investment advisory and administration fees in connection with the Portfolio's investment of cash collateral from securities lending transactions in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended January 31, 2000, PaineWebber had the following expense reimbursements and waivers:

                                                                 WAIVERS
                                                                   AND
                                                                 EXPENSE
                         PORTFOLIO                            REIMBURSEMENTS
------------------------------------------------------------  --------------
PACE Money Market Investments...............................     $126,660
PACE Government Securities Fixed Income Investments.........     $ 44,524
PACE Intermediate Fixed Income Investments..................     $  7,187
PACE Strategic Fixed Income Investments.....................     $ 46,046
PACE Municipal Fixed Income Investments.....................     $ 18,082
PACE Global Fixed Income Investments........................     $107,058
PACE Large Company Value Equity Investments.................     $  9,640
PACE Large Company Growth Equity Investments................     $  8,152
PACE Small/Medium Company Value Equity Investments..........     $ 18,493
PACE Small/Medium Company Growth Equity Investments.........     $  5,081
PACE International Equity Investments.......................     $  5,028
PACE International Emerging Markets Equity Investments......     $104,073

  During the six months ended January 31, 2000, the Portfolios did not pay any brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

SECURITIES LENDING

  Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolios will regain record ownership of loaned securities to exercise certain beneficial rights. However, the Portfolios may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolios receive compensation, which is included in interest income, for lending their securities on interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, which is the Portfolio's lending agent, received compensation from the Portfolios for the six months ended January 31, 2000 as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $   109
PACE Intermediate Fixed Income Investments..................    $31,424
PACE Strategic Fixed Income Investments.....................    $ 1,749
PACE Global Fixed Income Investments........................    $   400
PACE Large Company Value Equity Investments.................    $12,743
PACE Large Company Growth Equity Investments................    $12,140
PACE Small/Medium Company Value Equity Investments..........    $ 7,230
PACE Small/Medium Company Growth Equity Investments.........    $16,108
PACE International Equity Investments.......................    $17,588
PACE International Emerging Markets Equity Investments......    $ 4,815

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  As of January 31, 2000 the Portfolios owed PaineWebber for security lending fees as follows:

                                                               AMOUNTS
                         PORTFOLIO                              OWED
------------------------------------------------------------  ---------
PACE Government Securities Fixed Income Investments.........   $    2
PACE Intermediate Fixed Income Investments..................   $9,163
PACE Strategic Fixed Income Investments.....................   $  312
PACE Global Fixed Income Investments........................   $   90
PACE Large Company Value Equity Investments.................   $3,394
PACE Large Company Growth Equity Investments................   $3,984
PACE Small/Medium Company Value Equity Investments..........   $1,247
PACE Small/Medium Company Growth Equity Investments.........   $7,256
PACE International Equity Investments.......................   $2,323
PACE International Emerging Markets Equity Investments......   $  942

  For the six months ended January 31, 2000 the Portfolios earned compensation from securities lending transactions net of fees, rebates and expenses as follows:

                         PORTFOLIO                            COMPENSATION
------------------------------------------------------------  ------------
PACE Government Securities Fixed Income Investments.........    $    288
PACE Intermediate Fixed Income Investments..................    $ 92,464
PACE Strategic Fixed Income Investments.....................    $  5,058
PACE Global Fixed Income Investments........................    $  1,203
PACE Large Company Value Equity Investments.................    $ 35,247
PACE Large Company Growth Equity Investments................    $ 33,766
PACE Small/Medium Company Value Equity Investments..........    $ 21,359
PACE Small/Medium Company Growth Equity Investments.........    $ 46,291
PACE International Equity Investments.......................    $ 51,669
PACE International Emerging Markets Equity Investments......    $ 13,811

  As of January 31, 2000 the Portfolios held cash as collateral for market values of securities loaned as follows:

                                                                COLLATERAL    MARKET VALUE
                                                              FOR SECURITIES  OF SECURITIES
                         PORTFOLIO                                LOANED         LOANED
------------------------------------------------------------  --------------  -------------
PACE Intermediate Fixed Income Investments..................   $35,119,000     $33,428,127
PACE Large Company Value Equity Investments.................   $47,861,501     $45,964,338
PACE Large Company Growth Equity Investments................   $63,957,700     $61,906,945
PACE Small/Medium Company Value Equity Investments..........   $ 6,443,600     $ 6,264,838
PACE Small/Medium Company Growth Equity Investments.........   $54,222,505     $50,851,234
PACE International Equity Investments.......................   $ 8,968,189     $ 8,405,136
PACE International Emerging Markets Equity Investments......   $ 6,465,800     $ 5,940,677

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  As of January 31, 2000 the Funds invested the collateral in the following money market funds:

      NUMBER OF
       SHARES                                                                            VALUE
---------------------                                                                 -----------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS:
        3,310,432       Liquid Assets Portfolio.....................................  $ 3,310,432
       20,608,983       Mitchell Hutchins Private Money Market Fund LLC.............   20,608,983
        3,180,342       Prime Portfolio.............................................    3,180,342
        8,019,243       Scudder Institutional Fund Incorporated.....................    8,019,243
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$35,119,000).......................................  $35,119,000
                                                                                      ===========
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS:
        8,335,929       Liquid Assets Portfolio.....................................  $ 8,335,929
       29,068,139       Mitchell Hutchins Private Money Market Fund LLC.............   29,068,139
        2,453,571       Prime Portfolio.............................................    2,453,571
        8,003,862       Scudder Institutional Fund Incorporated.....................    8,003,862
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$47,861,501).......................................  $47,861,501
                                                                                      ===========
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS:
       21,047,498       Liquid Assets Portfolio.....................................  $21,047,498
       31,640,336       Mitchell Hutchins Private Money Market Fund LLC.............   31,640,336
       11,269,866       Prime Portfolio.............................................   11,269,866
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$63,957,700).......................................  $63,957,700
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS:
        3,778,772       Liquid Assets Portfolio.....................................  $ 3,778,772
        2,400,836       Mitchell Hutchins Private Money Market Fund LLC.............    2,400,836
          263,992       TempCash Portfolio..........................................      263,992
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$6,443,600)........................................  $ 6,443,600
                                                                                      ===========
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS:
        9,925,888       Liquid Assets Portfolio.....................................  $ 9,925,888
       17,697,954       Mitchell Hutchins Private Money Market Fund LLC.............   17,697,954
       12,092,798       Prime Portfolio.............................................   12,092,798
       14,505,865       Scudder Institutional Fund Inc..............................   14,505,865
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$54,222,505).......................................  $54,222,505
                                                                                      ===========
PACE INTERNATIONAL EQUITY INVESTMENTS:
          194,507       Liquid Asset Portfolio......................................  $   194,507
        3,115,054       Mitchell Hutchins Private Money Market Fund LLC.............    3,115,054
          234,232       Prime Portfolio.............................................      234,232
        5,424,396       Scudder Institutional Fund Incorporated.....................    5,424,396
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$8,968,189)........................................  $ 8,968,189
                                                                                      ===========
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS:
        2,258,526       Liquid Assets Portfolio.....................................  $ 2,258,526
        3,790,064       Mitchell Hutchins Private Money Market Fund LLC.............    3,790,064
          417,210       Prime Portfolio.............................................      417,210
                                                                                      -----------
                        Total investments of cash collateral for securities loaned
                          (cost--$6,465,800)........................................  $ 6,465,800
                                                                                      ===========

BANK LINE OF CREDIT

  Each of the Portfolios, with the exception of PACE Money Market Investments, may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolios at the request of the shareholders and other temporary or emergency purposes. In connection therewith,

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the Portfolios have agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended January 31, 2000, the Portfolios did not borrow under the Facility.

WRITTEN OPTION ACTIVITY

  Written option activity for the six months ended January 31, 2000 for PACE Government Securities Fixed Income Investments and PACE Strategic Fixed Income Investments was as follows:

                                                         PACE GOVERNMENT
                                                     SECURITIES FIXED INCOME   PACE STRATEGIC FIXED
                                                           INVESTMENTS          INCOME INVESTMENTS
                                                     -----------------------  ----------------------
                                                                 AMOUNT OF                AMOUNT OF
                                                     NUMBER OF    PREMIUMS    NUMBER OF   PREMIUMS
                                                      OPTIONS     RECEIVED     OPTIONS    RECEIVED
                                                     ---------   ---------    ---------   ---------
Options outstanding at July 31, 1999...............     --          --             344   $   120,856
Options written....................................       800   $   231,641      1,737       738,438
Options terminated in closing purchase
  transactions.....................................     --          --            (842)   (1,215,291)
Options expired prior to exercise..................      (450)     (111,328)      (662)      588,324
                                                      -------   -----------    -------   -----------
Options outstanding at January 31, 2000............       350   $   120,313        577   $   232,327
                                                      =======   ===========    =======   ===========

INVESTMENTS IN SECURITIES

  At January 31, 2000, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                            NET
                                                                                         UNREALIZED
                                                            GROSS          GROSS        APPRECIATION
                       PORTFOLIO                         APPRECIATION   DEPRECIATION   (DEPRECIATION)
-------------------------------------------------------  ------------   ------------   --------------
PACE Government Securities Fixed Income Investments....  $    467,128   $ (5,012,643)   $ (4,545,515)
PACE Intermediate Fixed Income Investments.............  $      8,567   $ (4,996,656)   $ (4,988,089)
PACE Strategic Fixed Income Investments................  $    681,071   $ (9,129,317)   $ (8,448,246)
PACE Municipal Fixed Income Investments................  $     59,904   $ (2,770,268)   $ (2,710,364)
PACE Global Fixed Income Investments...................  $    246,133   $ (8,946,646)   $ (8,700,513)
PACE Large Company Value Equity Investments............  $ 32,206,243   $(63,015,384)   $(30,809,141)
PACE Large Company Growth Equity Investments...........  $129,390,522   $(10,738,400)   $118,652,122
PACE Small/Medium Company Value Equity Investments.....  $  9,636,546   $(35,216,526)   $(25,579,980)
PACE Small/Medium Company Growth Equity Investments....  $128,467,806   $(13,413,820)   $115,053,986
PACE International Equity Investments..................  $ 67,009,349   $(12,340,664)   $ 54,668,685
PACE International Emerging Markets Equity
  Investments..........................................  $ 24,445,944   $ (3,542,031)   $ 20,903,913

  For U.S. federal income tax purposes, the cost of securities owned at January 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  For the six months ended January 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                         PORTFOLIO                             PURCHASES        SALES
------------------------------------------------------------  ------------   ------------
PACE Government Securities Fixed Income Investments.........  $725,011,161   $707,350,918
PACE Intermediate Fixed Income Investments..................  $ 94,408,531   $ 90,096,186
PACE Strategic Fixed Income Investments.....................  $275,115,699   $242,274,735
PACE Municipal Fixed Income Investments.....................  $    587,213   $  1,299,282
PACE Global Fixed Income Investments........................  $ 75,162,203   $ 66,355,507
PACE Large Company Value Equity Investments.................  $156,976,431   $111,580,380
PACE Large Company Growth Equity Investments................  $141,395,708   $120,662,681
PACE Small/Medium Company Value Equity Investments..........  $135,954,458   $118,217,806
PACE Small/Medium Company Growth Equity Investments.........  $110,266,253   $163,985,607
PACE International Equity Investments.......................  $ 75,574,634   $ 81,047,144
PACE International Emerging Markets Equity Investments......  $ 39,240,860   $ 51,831,498

FEDERAL TAX STATUS

  Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

  At July 31, 1999, PACE Municipal Fixed Income Investments and PACE International Emerging Markets Equity Investments had net capital loss carryforwards of $155,099 and $7,981,845, respectively. These carryforward losses are available to reduce future net capital gains to the extent provided in the regulations and will expire on July 31, 2007. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

  In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999:

                                                                            FOREIGN
                                                               CAPITAL      CURRENCY
                         PORTFOLIO                              LOSSES       LOSSES
------------------------------------------------------------   -------      --------
PACE Government Securities Fixed Income Investments.........  $3,282,530       --
PACE Intermediate Fixed Income Investments..................  $  535,624       --
PACE Strategic Fixed Income Investments.....................  $6,863,487   $   51,527
PACE Municipal Fixed Income Investments.....................  $   85,927       --
PACE Global Fixed Income Investments........................      --       $1,511,058
PACE International Emerging Markets Equity Investments......  $1,827,552       --

MONEY MARKET FUND BOND

  Effective September 30, 1999, PACE Money Market Investments obtained an insurance bond that provides limited coverage for certain loss events involving certain money market instruments held by the Portfolio. These loss events include non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bond provides for coverage up to $200 million for a number of funds with a deductible of 10 basis points (0.10%) of the total assets of the Portfolio for First Tier Securities and 50 basis points (0.50%) of the total assets of the Portfolio for Second Tier Securities, in each case determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bond, the Portfolio would expect to retain

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which is generally no later than the maturity of the security. While the policy is intended to provide some protection against credit risk and to help the Portfolio maintain a constant price per share of $1.00, there is no guarantee that the insurance will do so. For the period September 30, 1999 to January 31, 2000, PACE Money Market Investments did not use this insurance bond.

CAPITAL CONTRIBUTIONS FROM SUB-ADVISER

  On January 31, 2000, PACE International Equity Investments recorded a capital contribution from Martin Currie Inc., the Portfolio's Sub-Adviser, in the amount of $694,257. This amount was paid by the Sub-Adviser in connection with unrealized appreciation on investments related to a corporate action.

SHARES OF BENEFICIAL INTEREST

  For the six months ended January 31, 2000, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                       NET INCREASE
                                                                                                        (DECREASE)
                                                                              SHARES      DIVIDENDS     IN SHARES
                         PORTFOLIO                            SHARES SOLD   REPURCHASED   REINVESTED   OUTSTANDING
------------------------------------------------------------  -----------   -----------   ----------   ------------
PACE Money Market Investments...............................  51,871,360    (41,398,691)  1,405,167     11,877,836
PACE Government Securities Fixed Income Investments.........   3,304,605    (2,804,468)     476,173        976,310
PACE Intermediate Fixed Income Investments..................   2,230,712    (2,216,918)     340,369        354,163
PACE Strategic Fixed Income Investments.....................   3,219,036    (2,606,898)     534,548      1,146,686
PACE Municipal Fixed Income Investments.....................     738,989      (763,894)     102,500         77,595
PACE Global Fixed Income Investments........................   2,172,645    (1,402,776)     245,587      1,015,456
PACE Large Company Value Equity Investments.................   4,641,984    (2,731,019)   1,856,529      3,767,494
PACE Large Company Growth Equity Investments................   2,804,435    (2,369,955)     395,237        829,717
PACE Small/Medium Company Value Equity Investments..........   3,466,344    (1,895,304)     743,098      2,314,138
PACE Small/Medium Company Growth Equity Investments.........   1,483,546    (3,918,202)   1,273,777     (1,160,879)
PACE International Equity Investments.......................   1,994,084    (2,059,341)     722,799        657,542
PACE International Emerging Markets Equity Investments......   1,031,163    (1,988,303)      51,436       (905,704)

  For the year ended July 31, 1999, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                                       NET INCREASE
                                                                              SHARES      DIVIDENDS     IN SHARES
                         PORTFOLIO                            SHARES SOLD   REPURCHASED   REINVESTED   OUTSTANDING
------------------------------------------------------------  -----------   -----------   ----------   ------------
PACE Money Market Investments...............................  73,861,364    (53,636,534)  1,455,251     21,680,081
PACE Government Securities Fixed Income Investments.........   6,093,627    (3,970,664)     852,684      2,975,647
PACE Intermediate Fixed Income Investments..................   5,801,746    (2,825,616)     562,032      3,538,162
PACE Strategic Fixed Income Investments.....................  10,660,904    (3,241,234)   1,076,492      8,496,162
PACE Municipal Fixed Income Investments.....................   1,607,393    (1,306,420)     186,929        487,902
PACE Global Fixed Income Investments........................   2,847,192    (2,315,240)     773,007      1,304,959
PACE Large Company Value Equity Investments.................   7,405,793    (3,982,286)   1,193,997      4,617,504
PACE Large Company Growth Equity Investments................   5,989,806    (4,103,382)     813,775      2,700,199
PACE Small/Medium Company Value Equity Investments..........   5,296,830    (4,082,992)   1,317,668      2,531,506
PACE Small/Medium Company Growth Equity Investments.........   4,344,031    (4,376,870)     315,880        283,041
PACE International Equity Investments.......................   5,000,157    (2,843,542)     353,072      2,509,687
PACE International Emerging Markets Equity Investments......   3,655,135    (2,437,099)      51,623      1,269,659

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                PACE
                                                                      MONEY MARKET INVESTMENTS
                                                    ------------------------------------------------------------
                                                        FOR THE          FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED          JULY 31,           FOR THE PERIOD
                                                    JANUARY 31, 2000  -------------------------       ENDED
                                                      (UNAUDITED)      1999     1998     1997    JULY 31, 1996+
                                                    ----------------  -------  -------  -------  ---------------
Net asset value, beginning of period..............      $  1.00       $  1.00  $  1.00  $  1.00      $  1.00
                                                        -------       -------  -------  -------      -------
Net investment income.............................         0.03          0.05     0.05     0.05         0.05
                                                        -------       -------  -------  -------      -------
Dividends from net investment income..............        (0.03)        (0.05)   (0.05)   (0.05)       (0.05)
                                                        -------       -------  -------  -------      -------
Net asset value, end of period....................      $  1.00       $  1.00  $  1.00  $  1.00      $  1.00
                                                        =======       =======  =======  =======      =======
Total investment return (1).......................         2.55%         4.85%    5.32%    5.13%        4.75%
                                                        =======       =======  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $59,052       $47,174  $25,493  $16,070      $10,221
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................         0.50%*        0.50%    0.50%    0.50%        0.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................         0.95%*        1.07%    1.20%    1.89%        2.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......         5.10%*        4.70%    5.20%    5.04%        4.93%*
Net investment income to average net assets,
  before fee waivers and expense
  reimbursements..................................         4.65%*        4.13%    4.50%    3.65%        3.03%*

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include Program fee; results would be lower if this fee was included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      PACE
                                                                 GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------------------------------
                                                        FOR THE               FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED                JULY 31,                  FOR THE PERIOD
                                                    JANUARY 31, 2000  ------------------------------------         ENDED
                                                      (UNAUDITED)        1999         1998         1997       JULY 31, 1996+
                                                    ----------------  ----------    --------    ----------    ---------------
Net asset value, beginning of period..............      $  12.10       $  12.59     $  12.61     $  12.07         $ 12.00
                                                        --------       --------     --------     --------         -------
Net investment income.............................          0.34           0.68         0.72         0.64            0.49
Net realized and unrealized gains (losses) from
  investments (1) options and futures.............         (0.20)         (0.43)        0.18         0.58            0.03
                                                        --------       --------     --------     --------         -------
Net increase from investment operations...........          0.14           0.25         0.90         1.22            0.52
                                                        --------       --------     --------     --------         -------
Dividends from net investment income..............         (0.36)         (0.71)       (0.72)       (0.63)          (0.44)
Distributions from net realized gains from
  investments.....................................       --               (0.03)       (0.20)       (0.05)          (0.01)
                                                        --------       --------     --------     --------         -------
Total dividends and distributions.................         (0.36)         (0.74)       (0.92)       (0.68)          (0.45)
                                                        --------       --------     --------     --------         -------
Net asset value, end of period....................      $  11.88       $  12.10     $  12.59     $  12.61         $ 12.07
                                                        ========       ========     ========     ========         =======
Total investment return (1).......................          1.14%          2.02%        7.39%       10.42%           4.35%
                                                        ========       ========     ========     ========         =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $199,908       $191,719     $162,119     $101,606         $58,752
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.85%*         0.87%++      0.85%        1.57%++         0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.90%*         0.93%++      0.95%        1.70%++         1.15%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          5.59%*         5.49%++      5.90%        5.44%++         5.09%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          5.55%*         5.43%++      5.80%        5.31%++         4.79%*
Portfolio turnover................................           269%           418%         353%         712%            978%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
++ Includes 0.01% and 0.72% of interest expense related to the reverse repurchase agreements during the years ended July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                PACE
                                                                INTERMEDIATE FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------------------
                                                        FOR THE          FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED           JULY 31,           FOR THE PERIOD
                                                    JANUARY 31, 2000  --------------------------       ENDED
                                                      (UNAUDITED)       1999     1998     1997    JULY 31, 1996+
                                                    ----------------  --------  -------  -------  ---------------
Net asset value, beginning of period..............      $  11.98      $  12.35  $ 12.23  $ 11.95      $ 12.00
                                                        --------      --------  -------  -------      -------
Net investment income.............................          0.34          0.63     0.67     0.66         0.53
Net realized and unrealized gains (losses) from
 investments and foreign currency.................         (0.30)        (0.28)    0.09     0.28        (0.09)
                                                        --------      --------  -------  -------      -------
Net increase from investment operations...........          0.04          0.35     0.76     0.94         0.44
                                                        --------      --------  -------  -------      -------
Dividends from net investment income..............         (0.34)        (0.64)   (0.64)   (0.66)       (0.48)
Distributions from net realized gains from
 investments......................................          0.00++       (0.08)   --       --           (0.01)
                                                        --------      --------  -------  -------      -------
Total dividends and distributions.................         (0.34)        (0.72)   (0.64)   (0.66)       (0.49)
                                                        --------      --------  -------  -------      -------
Net asset value, end of period....................      $  11.68      $  11.98  $ 12.35  $ 12.23      $ 11.95
                                                        ========      ========  =======  =======      =======
Total investment return (1).......................          0.39%         2.81%    6.41%    8.14%        3.59%
                                                        ========      ========  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $139,750      $139,043  $99,690  $66,751      $41,273
Expenses to average net assets, net of fee waivers
 and expense reimbursements.......................          0.76%*        0.80%    0.84%    0.85%        0.85%*
Expenses to average net assets, before fee waivers
 and expense reimbursements.......................          0.77%*        0.80%    0.84%    0.99%        1.23%*
Net investment income to average net assets, net
 of fee waivers and expense reimbursements........          5.78%*        5.26%    5.60%    5.70%        5.56%*
Net investment income to average net assets,
 before fee waivers and expense reimbursements....          5.77%*        5.26%    5.60%    5.56%        5.18%*
Portfolio turnover................................            65%           89%     111%      67%          36%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
++     The Portfolio made a distribution of less than $0.005 during the period.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    PACE
                                                                     STRATEGIC FIXED INCOME INVESTMENTS
                                                    ---------------------------------------------------------------------
                                                        FOR THE              FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED               JULY 31,               FOR THE PERIOD
                                                    JANUARY 31, 2000   --------------------------------        ENDED
                                                      (UNAUDITED)         1999         1998      1997     JULY 31, 1996+
                                                    ----------------   ----------    --------   -------   ---------------
Net asset value, beginning of period..............      $  12.33        $  13.32     $  13.04   $ 12.44       $ 12.00
                                                        --------        --------     --------   -------       -------
Net investment income.............................          0.36            0.69         0.69      0.67          0.59
Net realized and unrealized gains (losses) from
  investments, futures, options and foreign
  currency........................................         (0.35)          (0.64)        0.40      0.70          0.38
                                                        --------        --------     --------   -------       -------
Net increase (decrease) from investment
  operations......................................          0.01            0.05         1.09      1.37          0.97
                                                        --------        --------     --------   -------       -------
Dividends from net investment income..............         (0.36)          (0.70)       (0.69)    (0.67)        (0.52)
Distributions from net realized gains from
  investments.....................................       --                (0.34)       (0.12)    (0.10)        (0.01)
                                                        --------        --------     --------   -------       -------
Total dividends and distributions.................         (0.36)          (1.04)       (0.81)    (0.77)        (0.53)
                                                        --------        --------     --------   -------       -------
Net asset value, end of period....................      $  11.98        $  12.33     $  13.32   $ 13.04       $ 12.44
                                                        ========        ========     ========   =======       =======
Total investment return (1).......................          0.05%           0.21%        8.66%    11.35%         8.15%
                                                        ========        ========     ========   =======       =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $229,514        $222,214     $126,880   $75,174       $42,550
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.85%*          0.88%++      0.85%     0.85%         0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.89%*          0.92%++      0.94%     1.10%         1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          5.88%*          5.51%++      5.49%     5.69%         5.85%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          5.84%*          5.47%++      5.40%     5.44%         5.30%*
Portfolio turnover................................           119%            202%         234%      357%          166%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
++ Includes 0.03% of interest expense related to the reverse repurchase agreements for the year ended July 31, 1999.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                PACE
                                                                 MUNICIPAL FIXED INCOME INVESTMENTS
                                                    ------------------------------------------------------------
                                                        FOR THE          FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED          JULY 31,           FOR THE PERIOD
                                                    JANUARY 31, 2000  -------------------------       ENDED
                                                      (UNAUDITED)      1999     1998     1997    JULY 31, 1996+
                                                    ----------------  -------  -------  -------  ---------------
Net asset value, beginning of period..............       $ 12.44      $ 12.70  $ 12.67  $ 12.32      $ 12.00
                                                         -------      -------  -------  -------      -------
Net investment income.............................          0.28         0.56     0.58     0.61         0.49
Net realized and unrealized gains (losses) from
  investments.....................................         (0.57)       (0.26)    0.02     0.38         0.27
                                                         -------      -------  -------  -------      -------
Net increase (decrease) from investment
  operations......................................         (0.29)        0.30     0.60     0.99         0.76
                                                         -------      -------  -------  -------      -------
Dividends from net investment income..............         (0.28)       (0.56)   (0.57)   (0.61)       (0.43)
Distributions from net realized gains from
  investments.....................................       --             --       --       (0.03)       (0.01)
                                                         -------      -------  -------  -------      -------
Total dividends and distributions.................         (0.28)       (0.56)   (0.57)   (0.64)       (0.44)
                                                         -------      -------  -------  -------      -------
Net asset value, end of period....................       $ 11.87      $ 12.44  $ 12.70  $ 12.67      $ 12.32
                                                         =======      =======  =======  =======      =======
Total investment return (1).......................         (2.36)%       2.34%    4.87%    8.30%        6.38%
                                                         =======      =======  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................       $54,995      $56,659  $51,638  $34,292      $17,765
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.85%*       0.85%    0.85%    0.85%        0.85%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.91%*       0.89%    0.93%    1.40%        1.74%*
Net investment income to average net assets, net
  of
  fee waivers and expense reimbursements..........          4.67%*       4.42%    4.67%    5.08%        4.95%*
Net investment income to average net assets,
  before
  fee waivers and expense reimbursements..........          4.61%*       4.38%    4.59%    4.53%        4.07%*
Portfolio turnover................................             1%          11%      34%      15%          78%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                PACE
                                                                   GLOBAL FIXED INCOME INVESTMENTS
                                                    -------------------------------------------------------------
                                                        FOR THE          FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED           JULY 31,           FOR THE PERIOD
                                                    JANUARY 31, 2000  --------------------------       ENDED
                                                      (UNAUDITED)       1999     1998     1997    JULY 31, 1996+
                                                    ----------------  --------  -------  -------  ---------------
Net asset value, beginning of period..............      $  11.82      $  12.25  $ 12.17  $ 12.33      $ 12.00
                                                        --------      --------  -------  -------      -------
Net investment income.............................          0.29          0.65     0.62     0.64         0.53
Net realized and unrealized gains (losses) from
  investments and foreign currency................         (0.87)         0.20    (0.03)   (0.21)        0.27
                                                        --------      --------  -------  -------      -------
Net increase (decrease) from investment
  operations......................................         (0.58)         0.85     0.59     0.43         0.80
                                                        --------      --------  -------  -------      -------
Dividends from net investment income and foreign
  currency........................................         (0.24)        (0.81)   (0.40)   (0.51)       (0.46)
Distributions from net realized gains from
  investments.....................................         (0.09)        (0.47)   (0.11)   (0.08)       (0.01)
                                                        --------      --------  -------  -------      -------
Total dividends and distributions.................         (0.33)        (1.28)   (0.51)   (0.59)       (0.47)
                                                        --------      --------  -------  -------      -------
Net asset value, end of period....................      $  10.91      $  11.82  $ 12.25  $ 12.17      $ 12.33
                                                        ========      ========  =======  =======      =======
Total investment return (1).......................         (5.05)%        6.49%    4.88%    3.54%        6.68%
                                                        ========      ========  =======  =======      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $104,428      $101,143  $88,838  $60,279      $38,296
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.95%*        0.95%    0.95%    0.95%        0.95%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.16%*        1.17%    1.23%    1.29%        1.61%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          4.62%*        4.57%    5.10%    5.36%        5.24%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          4.41%*        4.35%    4.82%    5.02%        4.58%*
Portfolio turnover................................            69%          226%     125%     270%         197%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 PACE
                                                                LARGE COMPANY VALUE EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------
                                                        FOR THE           FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED            JULY 31,            FOR THE PERIOD
                                                    JANUARY 31, 2000  ----------------------------       ENDED
                                                      (UNAUDITED)       1999      1998      1997    JULY 31, 1996+
                                                    ----------------  --------  --------  --------  ---------------
Net asset value, beginning of period..............      $  21.14      $  20.27  $  20.03  $  14.07      $ 12.00
                                                        --------      --------  --------  --------      -------
Net investment income.............................          0.06          0.13      0.14      0.11         0.12
Net realized and unrealized gains (losses) from
  investments and futures.........................         (3.20)         2.34      1.63      6.61         2.02
                                                        --------      --------  --------  --------      -------
Net increase (decrease) from investment
  operations......................................         (3.14)         2.47      1.77      6.72         2.14
                                                        --------      --------  --------  --------      -------
Dividends from net investment income..............         (0.14)        (0.14)    (0.14)    (0.11)       (0.05)
Distributions from net realized gains from
  investments.....................................         (1.63)        (1.46)    (1.39)    (0.65)       (0.02)
                                                        --------      --------  --------  --------      -------
Total dividends and distributions.................         (1.77)        (1.60)    (1.53)    (0.76)       (0.07)
                                                        --------      --------  --------  --------      -------
Net asset value, end of period....................      $  16.23      $  21.14  $  20.27  $  20.03      $ 14.07
                                                        ========      ========  ========  ========      =======
Total investment return (1).......................        (15.36)%       12.82%     9.89%    49.13%       17.90%
                                                        ========      ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $349,483      $375,465  $266,354  $180,807      $80,897
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.98%*        0.96%     0.98%     1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.98%*        0.96%     0.98%     1.06%        1.40%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          0.67%*        0.71%     0.82%     0.81%        1.22%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          0.67%*        0.71%     0.82%     0.75%        0.82%*
Portfolio turnover................................            32%           40%       34%       46%          38%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    PACE
                                                                  LARGE COMPANY GROWTH EQUITY INVESTMENTS
                                                    --------------------------------------------------------------------
                                                        FOR THE              FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED               JULY 31,              FOR THE PERIOD
                                                    JANUARY 31, 2000   --------------------------------       ENDED
                                                      (UNAUDITED)        1999        1998#       1997    JULY 31, 1996+
                                                    ----------------   ---------   ---------   --------  ---------------
Net asset value, beginning of period..............      $  25.88       $  22.99    $  19.28    $  13.27      $ 12.00
                                                        --------       --------    --------    --------      -------
Net investment income (loss)......................         (0.05)         (0.05)      (0.03)       0.03         0.03
Net realized and unrealized gains from
  investments.....................................          2.80           4.44        4.79        6.01         1.26
                                                        --------       --------    --------    --------      -------
Net increase from investment operations...........          2.75           4.39        4.76        6.04         1.29
                                                        --------       --------    --------    --------      -------
Dividends from net investment income..............       --               --          (0.01)      (0.03)       (0.02)
Distributions from net realized gains from
  investments.....................................         (0.75)         (1.50)      (1.04)      --         --
                                                        --------       --------    --------    --------      -------
Total dividends and distributions.................         (0.75)         (1.50)      (1.05)      (0.03)       (0.02)
                                                        --------       --------    --------    --------      -------
Net asset value, end of period....................      $  27.88       $  25.88    $  22.99    $  19.28      $ 13.27
                                                        ========       ========    ========    ========      =======
Total investment return (1).......................         10.54%         19.66%      26.40%      45.61%       10.76%
                                                        ========       ========    ========    ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $432,412       $379,988    $275,461    $160,334      $69,248
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.94%*         0.97%       1.00%       1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.94%*         0.97%       1.02%       1.05%        1.33%*
Net investment income (loss) to average net
  assets, net of fee waivers and expense
  reimbursements..................................         (0.38)%*       (0.24)%     (0.14)%      0.22%        0.33%*
Net investment income (loss) to average net
  assets, before fee waivers and expense
  reimbursements..................................         (0.38)%*       (0.24)%     (0.16)%      0.17%       (0.01)%*
Portfolio turnover................................            29%            43%        102%         73%          65%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
# Sub-Investment advisory functions for this portfolio were transferred from Chancellor LGT Asset Management, Inc. to Alliance Capital Management L.P. on November 10, 1997.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 PACE
                                                             SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------
                                                        FOR THE
                                                    SIX MONTHS ENDED      FOR THE YEARS ENDED
                                                      JANUARY 31,               JULY 31,            FOR THE PERIOD
                                                         2000#        ----------------------------       ENDED
                                                      (UNAUDITED)       1999      1998      1997    JULY 31, 1996+
                                                    ----------------  --------  --------  --------  ---------------
Net asset value, beginning of period..............      $  15.75      $  17.39  $  17.52  $  12.29      $ 12.00
                                                        --------      --------  --------  --------      -------
Net investment income.............................          0.04          0.06      0.10      0.12         0.10
Net realized and unrealized gains (losses) from
  investments.....................................         (2.32)        (0.06)     1.14      5.55         0.23
                                                        --------      --------  --------  --------      -------
Net increase (decrease) from investment
  operations......................................         (2.28)         0.00      1.24      5.67         0.33
                                                        --------      --------  --------  --------      -------
Dividends from net investment income..............         (0.06)        (0.09)    (0.13)    (0.10)       (0.04)
Distributions from net realized gains from
  investments.....................................         (0.67)        (1.55)    (1.24)    (0.34)     --
                                                        --------      --------  --------  --------      -------
Total dividends and distributions.................         (0.73)        (1.64)    (1.37)    (0.44)       (0.04)
                                                        --------      --------  --------  --------      -------
Net asset value, end of period....................      $  12.74      $  15.75  $  17.39  $  17.52      $ 12.29
                                                        ========      ========  ========  ========      =======
Total investment return (1).......................        (14.55)%        1.16%     6.97%    46.99%        2.76%
                                                        ========      ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $196,163      $206,131  $183,558  $135,047      $63,894
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.99%*        1.00%     0.99%     1.00%        1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.01%*        1.01%     1.00%     1.12%        1.51%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          0.62%*        0.42%     0.61%     1.00%        1.07%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          0.60%*        0.41%     0.60%     0.88%        0.56%*
Portfolio turnover................................            64%           57%       42%       39%          30%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
# As of October 4, 1999, Ariel Capital Management Inc., sub-advises a portion of the Portfolio. Brandywine Asset Management, Inc. continues to sub-advise a portion of the Portfolio.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    PACE
                                                               SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------------
                                                        FOR THE              FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED              JULY 31,                FOR THE PERIOD
                                                    JANUARY 31, 2000  ---------------------------------        ENDED
                                                      (UNAUDITED)       1999        1998        1997#     JULY 31, 1996+
                                                    ----------------  ---------   ---------   ---------   ---------------
Net asset value, beginning of period..............      $  20.62      $  15.80    $  14.44    $  11.20        $ 12.00
                                                        --------      --------    --------    --------        -------
Net investment income (loss)......................         (0.08)        (0.08)      (0.03)      (0.02)          0.00**
Net realized and unrealized gains (losses) from
  investments.....................................          8.09          5.28        2.03        3.26          (0.78)
                                                        --------      --------    --------    --------        -------
Net increase (decrease) from investment
  operations......................................          8.01          5.20        2.00        3.24          (0.78)
                                                        --------      --------    --------    --------        -------
Dividends from net investment income..............       --              --          --          --             (0.02)
Distributions from net realized gains from
  investments.....................................         (2.74)        (0.38)      (0.64)      --           --
                                                        --------      --------    --------    --------        -------
Total dividends and distributions.................         (2.74)        (0.38)      (0.64)       0.00          (0.02)
                                                        --------      --------    --------    --------        -------
Net asset value, end of period....................      $  25.89      $  20.62    $  15.80    $  14.44        $ 11.20
                                                        ========      ========    ========    ========        =======
Total investment return (1).......................         38.82%        33.62%      14.44%      28.93%         (6.55)%
                                                        ========      ========    ========    ========        =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $303,083      $265,405    $198,855    $125,609        $63,364
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          0.96%*        1.00%       1.00%       1.00%          1.00%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          0.96%*        1.01%       1.03%       1.08%          1.27%*
Net investment loss to average net assets, net of
  fee waivers and expense reimbursements..........         (0.65)%*      (0.48)%     (0.20)%     (0.21)%        (0.14)%*
Net investment loss to average net assets, before
  fee waivers and expense reimbursements..........         (0.65)%*      (0.49)%     (0.23)%     (0.29)%        (0.41)%*
Portfolio turnover................................            40%          102%        131%        247%           115%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
**     Amount is less than $0.005 per share
# Sub-Investment advisory functions for this portfolio were transferred from Westfield Capital Management Company, Inc. to Delaware Management Company, Inc. on December 17, 1996.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 PACE
                                                                   INTERNATIONAL EQUITY INVESTMENTS
                                                    ---------------------------------------------------------------
                                                        FOR THE           FOR THE YEARS ENDED
                                                    SIX MONTHS ENDED            JULY 31,            FOR THE PERIOD
                                                    JANUARY 31, 2000  ----------------------------       ENDED
                                                      (UNAUDITED)       1999      1998      1997    JULY 31, 1996+
                                                    ----------------  --------  --------  --------  ---------------
Net asset value, beginning of period..............      $  17.18      $  16.54  $  15.66  $  12.79      $ 12.00
                                                        --------      --------  --------  --------      -------
Net investment income.............................          0.02          0.07      0.16      0.10         0.12
Net realized and unrealized gains from investments
  and foreign currency............................          3.23          1.10      1.20      2.97         0.73
                                                        --------      --------  --------  --------      -------
Net increase from investment operations...........          3.25          1.17      1.36      3.07         0.85
                                                        --------      --------  --------  --------      -------
Dividends from net investment income..............         (0.12)        (0.19)    (0.16)    (0.13)       (0.06)
Distributions from net realized gains from
  investments.....................................         (1.02)        (0.34)    (0.32)    (0.07)     --
                                                        --------      --------  --------  --------      -------
Total dividends and distributions.................         (1.14)        (0.53)    (0.48)    (0.20)       (0.06)
                                                        --------      --------  --------  --------      -------
Capital contribution from Sub-Adviser.............          0.05         --        --        --         --
                                                        --------      --------  --------  --------      -------
Net asset value, end of period....................      $  19.34      $  17.18  $  16.54  $  15.66      $ 12.79
                                                        ========      ========  ========  ========      =======
Total investment return (1).......................         18.72%         7.33%     9.27%    24.30%        7.08%
                                                        ========      ========  ========  ========      =======
Ratios/Supplemental Data:
Net assets, end of period (000's).................      $253,625      $214,017  $164,477  $102,979      $45,331
Expenses to average net assets, net of fee waivers
  and expense reimbursements......................          1.19%*        1.22%     1.21%     1.35%        1.50%*
Expenses to average net assets, before fee waivers
  and expense reimbursements......................          1.19%*        1.22%     1.21%     1.35%        1.81%*
Net investment income to average net assets, net
  of fee waivers and expense reimbursements.......          0.27%*        0.53%     1.14%     0.95%        1.35%*
Net investment income to average net assets,
  before fee waivers and expense reimbursements...          0.27%*        0.53%     1.14%     0.95%        1.04%*
Portfolio turnover................................            33%           89%       56%       55%          25%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                            PACE
                                                                      INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
                                                            ---------------------------------------------------------------------
                                                                FOR THE              FOR THE YEARS ENDED
                                                            SIX MONTHS ENDED               JULY 31,               FOR THE PERIOD
                                                            JANUARY 31, 2000  ----------------------------------       ENDED
                                                              (UNAUDITED)        1999        1998        1997     JULY 31, 1996+
                                                            ----------------  ----------  ----------  ----------  ---------------
Net asset value, beginning of period......................      $  12.05       $  10.41    $  15.60    $  12.49     $    12.00
                                                                --------       --------    --------    --------     ----------
Net investment income (loss)..............................         (0.01)          0.09        0.09        0.06           0.07
Net realized and unrealized gains (losses) from
  investments and foreign currency........................          2.36           1.62       (5.23)       3.09           0.44
                                                                --------       --------    --------    --------     ----------
Net increase (decrease) from investment operations........          2.35           1.71       (5.14)       3.15           0.51
                                                                --------       --------    --------    --------     ----------
Dividends from net investment income......................         (0.10)         (0.07)      (0.05)      (0.04)         (0.02)
                                                                --------       --------    --------    --------     ----------
Net asset value, end of period............................      $  14.30       $  12.05    $  10.41    $  15.60     $    12.49
                                                                ========       ========    ========    ========     ==========
Total investment return (1)...............................         19.55%         16.66%     (32.99)%     25.31%          4.23%
                                                                ========       ========    ========    ========     ==========
Ratios/Supplemental Data:
Net assets, end of period (000's).........................      $ 92,011       $ 88,497    $ 63,237    $ 54,759     $   25,481
Expenses to average net assets, net of fee waivers and
  expense reimbursements..................................          1.50%*         1.50%       1.50%       1.50%          1.50%*
Expenses to average net assets, before fee waivers and
  expense reimbursements..................................          1.73%*         1.79%       1.79%       2.09%          2.35%*
Net investment income (loss) to average net assets, net of
  fee waivers and expense reimbursements..................         (0.26)%*        1.05%       0.98%       0.63%          0.94%*
Net investment income (loss) to average net assets, before
  fee waivers and expense reimbursements..................         (0.49)%*        0.76%       0.69%       0.04%          0.08%*
Portfolio turnover........................................            45%            66%         51%         39%            22%

-----------------

+      For the period August 24, 1995 (commencement of operations) through
       July 31, 1996.
*      Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

                           MANAGED ACCOUNTS SERVICES

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